                                              ANNUAL REPORT  |  October 31, 2001



                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

                                  [PHOTO HERE]

             Strong Advantage Fund
   Strong Municipal Advantage Fund
        Strong Heritage Money Fund
       Strong Investors Money Fund
          Strong Money Market Fund
Strong Municipal Money Market Fund
        Strong Tax-Free Money Fund

                                                                     [LOGO HERE]

                                              ANNUAL REPORT  |  October 31, 2001


                                                                      The Strong

                                                                 Cash Management

                                                                           Funds



Table of Contents

Investment Reviews
  Strong Advantage Fund .......................................................2
  Strong Municipal Advantage Fund .............................................4
  Strong Heritage Money Fund ..................................................6
  Strong Investors Money Fund .................................................8
  Strong Money Market Fund ...................................................10
  Strong Municipal Money Market Fund .........................................12
  Strong Tax-Free Money Fund .................................................14

Shareholder Meeting Results ..................................................16
Bond Glossary ................................................................17

Financial Information
  Schedules of Investments in Securities
    Strong Advantage Fund ....................................................18
    Strong Municipal Advantage Fund ..........................................24
    Strong Heritage Money Fund ...............................................34
    Strong Investors Money Fund ..............................................38
    Strong Money Market Fund .................................................41
    Strong Municipal Money Market Fund .......................................45
    Strong Tax-Free Money Fund ...............................................55
  Statements of Assets and Liabilities .......................................58
  Statements of Operations ...................................................61
  Statements of Changes in Net Assets ........................................63
  Notes to Financial Statements ..............................................65

Financial Highlights .........................................................74
Report of Independent Accountants ............................................81

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------

[PHOTO HERE]

Fixed Income Market Overview from
November 1, 2000 to October 31, 2001

It's all but impossible to separate economic behavior from the political and social events that help to shape such behavior. And because the tragic events of September 11 are without precedent in the United States, it's similarly difficult to predict their full, ultimate impact on our economy and our society.

The most immediate economic impact of the attacks has been to move the economy further toward recession. In this respect, the events of September 11 begin to lose some of their uniqueness; they are one among many factors combining to produce a contraction in the economy. And while no two recessions are identical, they do feature similar characteristics, and the path to recovery is well-established.

It's encouraging that many of the factors necessary for economic improvement are already in place. Over the course of the year, the Federal Reserve has cut the Federal Funds target rate by 4.50%, bringing short-term interest rates to their lowest level since the early 1960s. Intermediate- and long-term interest rates have also fallen substantially, though not to as great a degree. As a result, the yield curve--the line on a graph that depicts interest rates across the broad spectrum of bond maturities, from short- to long-term--has become quite steep, with rates for short maturities being much lower than those for longer bonds.

Signs of recovery loom

This steep yield-curve is typical for this stage of the economic cycle, and indicates that the market is beginning to anticipate a recovery. There are other signs pointing toward recovery as well, including energy prices that have dropped substantially, price inflation that is trending lower, and continued growth in real, personal income. In addition, the President and Congress have provided fiscal stimulus for the economy in the form of tax cuts. While corporate profitability has not yet shown much sign of improvement, the stock market's positive performance toward the end of the period suggested that an upturn may be around the corner.

Over the past year, bond prices generally rose, with the highest-quality, longest-term bonds performing the best. In contrast, however, some low-quality, high-yield bonds actually saw their prices fall. In our bond portfolios, we generally kept our duration longer than our benchmark levels, which made the funds more sensitive to changes in interest rates--specifically, it positioned the funds to benefit from declining interest rates. This stance did in fact contribute positively to the funds' performance as rates fell, but our sense now is that most of the interest-rate declines are behind us. We are therefore shortening the funds' interest-rate exposures, bringing them closer to a neutral stance--a positioning for an environment in which rates do not move significantly up or down. We believe the economy, while poised for recovery, will remain at a subdued level for some time, serving to keep inflation in check.

Challenges for corporate bonds

Investment-grade corporate bonds presented a very mixed picture throughout 2001. The calendar year began with a robust rally in corporate bonds, which faded around mid-year as economic news grew gloomier. This downturn culminated with a sharp sell off among corporate credits in September, though they subsequently made somewhat of a rebound. Our strategy has been to focus our research efforts on bonds from larger corporate issuers. Such bonds offered better liquidity--that is, they were easier to buy and sell in the marketplace. Corporate bonds of all types offered


                                                          Continued on next page
significant yield advantages over U.S. Treasuries and agency-backed bonds to compensate for corporates' additional risk in a time of economic uncertainty.

There was no shortage of challenges confronting many corporate bond sectors, including cyclical industrials, airlines, hotels, and telecommunications. Our enthusiasm for these industries generally remained restrained throughout the year, but we were not able to avoid all of the rough spots. In those portfolios in which we underperformed relative to our benchmarks, generally this was because of weaknesses among some of the specific bonds in the portfolios. In most cases, we would anticipate better performance from these bonds in an improved economic environment.

At this stage of the business cycle, and with yields on money-market securities and short-term, high-quality bonds at very low levels, we would expect bond investors to start to move toward longer-maturity and lower-quality bonds in search of higher yields. As a result, we would expect the difference in yields between short- and long-term securities to narrow somewhat, producing a flatter yield curve. We would also anticipate that the spread between the yields of high- and lower-quality bonds would begin to tighten. We have begun to position the portfolios for these shifts that we foresee taking place in the coming year. Among the sectors where we have found attractive investment-grade corporate bonds are autos and selected high-quality telecommunications firms.

High-yield bonds underperform

From the middle of 2000 through the end of 2001's third quarter, high-yield bonds underperformed higher-quality bonds by 20% of total return. Such a performance gap is without historical precedent. The rapid deceleration in economic activity, rising corporate default rates, and a hangover from the late `90s telecommunications financing boom all conspired to depress the prices of most high-yield bonds, some dramatically so.

In September 2001 high-yield bonds registered their worst single monthly returns ever. Since then, high-yield securities have, in fact, outperformed high-grade bonds--and we believe they will continue to do so. The U.S. high-yield bond market, on average, currently offers approximately three times the income level available from U.S. Treasury securities. It may seem remarkable, but this ratio was approximately two times greater during the previous recession (1990-91), a period marked by a bona fide credit crunch complete with widespread bank and thrift failures. The financial system is on a solid footing today, which is a major factor underlying our optimism regarding the prospects for high-yield bonds going forward.

An overview of other bond sectors

The performance of tax-exempt (municipal) bonds over the past year parallels the return patterns seen elsewhere in the bond market, with the highest-quality, longest-duration municipal bonds producing the best returns. One difference is that all tax-exempt issues are currently at very low valuations relative to taxable bonds. As a result, long-term AAA-rated municipals offer yields that are equal to or greater than the taxable yields available in the Treasury market. Municipal bonds, therefore, currently present a significant opportunity versus their non-tax-exempt counterparts.

Mortgage rates have remained in the news much of the past year, as homebuyers and existing homeowners have scrambled to take advantage of attractive financing rates. Most new mortgage loans are bundled together to form securities that are sold into the market in the form of FHLMC (Freddie Mac), FNMA (Fannie Mae), and GNMA (Ginnie Mae) pass-through certificates, also known as mortgage-backed bonds. These bonds have underperformed conventional bonds over the past year, and at times during the recent period, we have underweighted this sector. We are now overweighting mortgage-backed bonds, however, as we see opportunity in the sector going forward.

It should be clear that we remain optimistic about the prospects for bonds in the year ahead. The key ingredient for solid performance among fixed-income securities remains low price inflation--and on that front, we could not be more positive. We have just completed a business cycle that witnessed the lowest average Consumer Price Index that we have seen in any business cycle since the 1950s. The combination of effective monetary policy (embodied in the Federal Reserve's actions) along with a dynamic economy that has produced terrific gains in productivity has yielded great stability among prices. Recent flare-ups in portions of the economy, such as healthcare and housing, have subsided, and slow growth around the world points to continued moderation in prices for oil and other commodities.

We expect that in the next year, the bond markets should lack some of the drama and volatility that has characterized the recent period. We look forward to the future challenges and opportunities. On behalf of the entire fixed-income team at Strong, I would like to thank you for your continued confidence in our efforts.

Sincerely,



/s/ Bradley C. Tank

Bradley C. Tank

Strong Advantage Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.


Your Fund's Approach

The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds and in higher- and medium-quality bonds. To enhance its return potential, the Fund also invests a portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the Fund's average maturity is usually one year or less. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                           From 11-25-88 to 10-31-01

                             [GRAPH APPEARS HERE]

                                                                   Lipper Ultra
                   The Strong         Salomon Smith Barney      Short Obligation
                 Advantage Fund      1-Year Treasury Index*      Funds Average*
Oct 88               $10,000                $10,000                  $10,000
Oct 89               $10,891                $10,900                  $10,863
Oct 90               $11,684                $11,840                  $11,730
Oct 91               $12,763                $12,874                  $12,654
Oct 92               $13,953                $13,637                  $13,300
Oct 93               $15,071                $14,171                  $13,883
Oct 94               $15,694                $14,577                  $14,292
Oct 95               $16,810                $15,617                  $15,219
Oct 96               $17,876                $16,559                  $16,122
Oct 97               $19,099                $17,578                  $17,065
Oct 98               $20,040                $18,705                  $18,015
Oct 99               $21,017                $19,481                  $18,837
Oct 00               $22,432                $20,608                  $19,977
Oct 01               $23,658                $22,352                  $21,302

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") and the Lipper Ultra Short Obligation Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: We believe it is a testament to the Strong Advantage Fund's strategy and diversification that it was able to generate a level of income sufficient to overwhelm the negative price fluctuations of some of its holdings. The Fund's return over the past year was the product of the coupon income from the Fund's corporate bonds and mortgage-backed securities. Performance was slightly diminished by share-price depreciation. Although short-term Treasury yields declined significantly over the past year, many corporate bonds saw their yields rise (and prices fall) during the same period. Particularly hurt were the telecommunications and airline sectors, in which the Fund held positions.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Late in 2000, the monetary tightening the Federal Reserve Board had implemented in the first half of that year began to have impact, slowing the rate of economic growth. In the early days of 2001, however, monetary policy was reversed when the Fed cut short-term interest rates by 50 basis points. More rate reductions followed throughout the year, as corporate profitability suffered significantly from the slowing economy. Following the August 21 Fed meeting, during which the Fed Funds rate was reduced to 3.5%, we believed that rates were just 25 to 50 basis points away from their bottom. However, the potential economic impact of the atrocities committed on September 11 compelled the Fed to enact further rate cuts. As of this writing, the Funds rate stands at 2.5%, and a final target below 2.0% cannot be ruled out.

     As you are well aware, a falling rate environment is good for bond prices.

     Many of the Fund's holdings, particularly mortgage-backed and asset-backed securities, experienced significant price appreciation. Following the September 11 attacks, however, bonds in a number of industries (particularly travel-related sectors) suffered price declines. The market experienced a flight to quality, with investors shedding riskier assets in favor of higher-quality securities. This caused most non-Treasury bonds (such as mortgage-backed and corporate issues) to underperform Treasuries.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Over the past year, two main strategies have driven the Fund's performance. The first has been our concerted effort to upgrade the portfolio's overall credit quality. Usually, the Advantage Fund is structured with an average credit quality of A. During the course of the year, however, we raised the Fund's average quality to AA, its highest level in the Fund's 13-year history. We also maintained portfolio yields at relatively high levels. We accomplished this primarily by purchasing U.S. government agency guaranteed, mortgage-backed securities. These are pools of home mortgage loans that have been packaged into securities and guaranteed by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities are rated AAA and offer very attractive yields compared with Treasuries.

     The other primary strategy driving Fund performance was our increased use of fixed-rate securities, rather than floating-rate bonds. Fixed-rate bonds allowed us to lock in higher coupon (interest) rates in a falling-rate environment. This is the mirror image of the strategy we pursued during the rising interest-rate conditions that prevailed during the previous fiscal year. Emphasizing fixed-rate bonds has also extended the Fund's duration, which stood at 0.75 years at the end of October.

Q:   What is your future outlook?

A: We anticipate lower interest rates over the near term, and it appears to us that a Fed Funds rate below 2% is quite possible. We believe that this economic downturn will require low interest rates for a year or possibly longer to stimulate a rebound. Given these circumstances, we anticipate that the Fund's yield will decline as well. However, we believe that it will remain attractive in comparison to yields on alternative investments.

     Thank you for investing in the Strong Advantage Fund. We appreciate the confidence that you have placed in us.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas Sontag
     Portfolio Co-Manager

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.
/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
/3/ Yields are historical and do not represent future yields. Yields fluctuate.
    Yields are as of 10-31-01. For the Advisor Class shares, the Advisor has temporarily absorbed expenses of 0.02%. Otherwise, the current yield would have been 4.94%, and returns would have been lower.
/4/ The Fund's average maturity includes the effect of futures and when-issued securities.
/5/ For purposes of this averaging rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") is an unmanaged index generally representative of the average yield on one-year Treasury bills. The Lipper Ultra Short Obligation Funds Average represents funds that invest at least
  65 percent of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Average Annual Total Returns
As of 10-31-01

Investor Class
-----------------------------------------
  1-year                            5.47%
  5-year                            5.76%
  10-year                           6.37%
  Since Inception                   6.89%
  (11-25-88)

Advisor Class/1/
-----------------------------------------
  1-year                            5.12%
  5-year                            5.38%
  10-year                           5.99%
  Since Inception                   6.51%
  (11-25-88)


Institutional Class/2/
-----------------------------------------
  1-year                            6.03%
  5-year                            5.95%
  10-year                           6.46%
  Since Inception                   6.96%
  (11-25-88)


Portfolio Statistics
As of 10-31-01

Investor Class
-----------------------------------------
  30-day
  annualized yield/3/               5.31%


Advisor Class
-----------------------------------------
  30-day
  annualized yield/3/               4.96%

Institutional Class
-----------------------------------------
  30-day
  annualized yield/3/               5.74%

Average effective maturity/4/   1.0 years

Average quality rating/5/              AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

Strong Municipal Advantage Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

Your Fund's Approach

The Strong Municipal Advantage Fund seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term municipal bonds and in higher- and medium-quality municipal bonds. To enhance its return potential, the Fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the Fund's average maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal Alternative Minimum Tax
(AMT). To a limited extent, the Fund may also invest in mortgage- and asset-backed securities.

                    Growth of an Assumed $10,000 Investment
                           From 11-30-95 to 10-31-01

                             [CHART APPEARS HERE]

                       The Strong
                       Municipal        Lehman Brothers           Lipper
                       Advantage           Municipal          Short Municipal
                        Fund           1 Year Bond Index*      Debt Funds Index*


     Nov 95             $10,000             $10,000               $10,000
     May 96             $10,234             $10,176               $10,117
     Nov 96             $10,532             $10,451               $10,400
     May 97             $10,770             $10,658               $10,580
     Nov 97             $11,052             $10,910               $10,855
     May 98             $11,320             $11,158               $11,101
     Nov 98             $11,581             $11,447               $11,376
     May 99             $11,792             $11,643               $11,553
     Nov 99             $11,950             $11,805               $11,650
     May 00             $12,079             $11,995               $11,794
     Nov 00             $12,392             $12,354               $12,141
     May 01             $12,671             $12,814               $12,531
     Oct 01             $12,866             $13,120               $12,818

     This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

/1/ The 30-day yield for the Strong Municipal Advantage Fund as of October 23, 2001 was 3.21% and the 30-day yield for the average tax-free money funds as of the same date was 1.71% (Source: Money Fund AveragesTM/All Tax-Free. A service of iMoneyNet, Inc., as 10-23-01).

Q:   How did your Fund perform?

A: As short-term municipal bond fund managers, we have always felt the desire to balance our investors' needs for current income with the prospects for price appreciation in our portfolio. While we have upgraded the overall credit quality and liquidity of the portfolio over the past year, our Fund continues to have an average credit quality of A. This below-benchmark average credit rating, combined with price declines on some poorer-performing securities, caused the Fund to underperform its primary benchmark. However, our yield advantage enabled us to provide a relatively high level of income to our shareholders, compared to tax-free money funds./1/ As always the Strong Municipal Advantage Fund is not a money market fund. The Fund's total returns consist of the income from bonds in the Fund as well as gains and losses in the value of these bonds. Income can be offset if the value of the bonds declines. Therefore we suggest you consider this Fund to invest cash you plan to hold at least one year.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Typically, when short-term interest rates move lower very quickly, higher-quality bonds tend to outperform. This has been the case over the past year. The Federal Reserve, in response to slowing economic conditions, aggressively lowered the Fed Funds target rate by a total of 4.0% from January through October.

     One result of the aggressive easing by the Federal Reserve has been a steepening of the yield curve--short-term rates have moved lower more quickly than longer-term rates. At the end of the period, the difference in yield between 2-year and 30-year municipals stood at a historically wide level of almost 2.75%.

     The difference, or spread, in yield between lower-quality and higher-quality bonds is also at a historically wide level. One positive area in the overall bleak, lower-quality market has been the healthcare sector, which rebounded after underperformance in late 1999 and 2000. On the other end of the spectrum, transportation bonds performed very poorly. Fundamentals had been declining all year as business travel started to slow, and after September 11 the trend worsened. Yields in this sector rose dramatically as investors demanded a higher-risk premium for holding these bonds. The housing sector also performed poorly as investors expressed concerns about potential prepayments as homeowners refinanced their loans at lower rates.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Over the past year, we have increased the average quality and liquidity of the portfolio primarily by replacing maturing bonds with bonds rated AAA and AA and by reducing our exposure to nonrated bonds. Despite these steps, our average credit quality of A did not allow us to fully participate in the price appreciation experienced by the higher-quality end of the market.

     We have increased our exposure to the healthcare sector in this shorter-term Fund. Although the additional yield paid by healthcare bonds (relative to AAA bonds) decreased for longer-maturity issues, this was not the case at the shorter end of the yield curve. Yields on the healthcare issues that fit in with this Fund's maturity structure remained attractive.

     We reduced our exposure to the housing sector, partially as a way to reduce our exposure to bonds subject to the Alternative Minimum Tax. Also, historically this sector has tended to perform poorly when interest rates drop quickly.

Q:   What is your future outlook?

A: We anticipate that the Fed may need to continue to lower short-term rates in order to stimulate an economic recovery. Therefore, we intend to keep the Fund's duration (sensitivity to interest-rate shifts) at the longer end of our targeted range. Generally, as an economic recovery starts to take place, the yield curve should flatten--in other words, the gap between short-term and long-term yields should shrink. With this in mind, we plan to slowly reposition the portfolio by selling one- to two-year bonds and buying money market and three- to four-year bonds.

     Although we see reason for some caution as investors search for areas to add incremental income to their portfolios, we believe the lower-quality parts of the market should perform well.

     Thank you for your investment in the Strong Municipal Advantage Fund.

     Lyle J. Fitterer
     Portfolio Co-Manager

     Mary-Kay H. Bourbulas
     Portfolio Co-Manager

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.
  /1/The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
  /2/The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
  /3/Yields are historical and do not represent future yields. Yields fluctuate.
     Yields are as of 10-31-01.
  /4/The Fund's average maturity includes the effect of futures and when-issued securities.
  /5/For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
    *The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Average Annual Total Returns
As of 10-31-01

Investor Class
----------------------------------------
  1-year                           4.03%
  3-year                           3.68%
  5-year                           4.17%
  Since Inception                  4.35%
  (11-30-95)

Advisor Class/1/
----------------------------------------
  1-year                           3.74%
  3-year                           3.17%
  5-year                           3.66%
  Since Inception                  3.84%
  (11-30-95)

Institutional Class/2/
----------------------------------------
  1-year                           4.36%
  3-year                           3.82%
  5-year                           4.25%
  Since Inception                  4.42%
  (11-30-95)

Portfolio Statistics
As of 10-31-01

Investor Class
----------------------------------------
  30-day
  annualized yield/3/              3.20%

Advisor Class
----------------------------------------
  30-day
  annualized yield/3/              2.76%

Institutional Class
----------------------------------------
  30-day
  annualized yield/3/              3.53%

Average effective maturity/4/  0.9 years
Average quality rating/5/              A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

Strong Heritage Money Fund
================================================================================
A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

Your Fund's Approach

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund seeks to increase its yield by keeping its operating expenses very low; therefore, it requires investors to maintain balances of $25,000 or more.

                         3-Month Treasury Bill Yields*
                                 As of 10-31-01

                              [CHART APPEARS HERE]

     Apr 00       5.83%
     Jun 00       5.86%
     Aug 00       6.31%
     Oct 00       6.39%
     Dec 00       5.90%
     Feb 01       4.86%
     Apr 01       3.88%
     Jun 01       3.66%
     Aug 01       3.37%
     Oct 01       2.01%

Q:   How did your Fund perform?

A: The yield of the Heritage Money Fund declined over the past 12 months, as short-term interest rates dropped dramatically. Aggressively easier monetary policy from the Federal Reserve Open Market Committee pushed down overnight rates, and the yields on the money-market instruments typically purchased by the Fund followed suit. The fall in yield was gradual from May through August, but accelerated sharply following the September 11 terrorist attacks in New York and Washington, which prompted dramatic action from the Fed to lower rates further. In this environment, the Fund performed well relative to its peers.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Short-term interest rates plummeted over the past year in response to a deteriorating economic environment. Continuing the lethargy that began in the summer of 2000, economic growth slowed to a crawl in the first three quarters of 2001. Even prior to the terror attacks of September 11, the economy was hovering on the edge of recession. The psychological shock associated with the attacks on New York and Washington almost pushed us over the brink and into a business contraction.

     Short-term interest rates plunged as financial markets anticipated a shift to an easier monetary policy. The Federal Reserve ratified such expectations, cutting its overnight rate targets by a total of 4% from January through October, a very aggressive pace of easing. Longer-term yields declined as well, though not to as great an extent. The resulting steeper yield curve suggested that investors expect the current, extraordinarily low overnight rates to return to more normal levels when the economy begins to recover.

     The difference in yield between top-tier commercial paper issuers and second-tier issuers expanded, reflecting a reduced tolerance for risk among investors. This effect was most notable in industry sectors coming under significant cyclical pressure, such as automotive manufacturers.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund took advantage of falling rates by maintaining an average maturity of 61 days. This reduced the pace at which maturing securities needed to be reinvested in progressively lower-yielding instruments. The Fund also took advantage of short-term anomalies in the money market yield curve. During periods when overnight yields rose above the Federal Funds target level, we accumulated larger overnight balances. We rolled those balances further out the yield curve when overnight rates were depressed.

     With respect to sector allocation, the Fund maintained a position in callable U.S. agency securities, which generated good current income consistent with excellent credit quality. Asset-backed commercial paper obligations continued to occupy a significant position in the portfolio, offering both a premium yield and desirable diversification. We scaled back, and in some cases eliminated, our commitment to certain cyclically sensitive industries such as auto manufacturers.

     Balancing the Fund's position in somewhat longer securities--notably agency issues with one-year maturities--we increased our commitment to short-term floating-rate securities, especially those with weekly interest-reset provisions. These "weeklies" generally offered a modest yield advantage over short-term commercial paper. Weekly floating-rate notes, generally bundled with "put" provisions that allowed the Fund to redeem them at par value on seven days' notice, offered an attractive combination of yield and liquidity.

Q:   What is your future outlook?

A: Although the data is inconclusive as of this report, it appears likely that the U.S. economy has entered a recession. Real growth for the final quarter of 2001 is likely to be negative, and the contraction may persist into the first quarter of 2002. Given this scenario, further moves by the Fed to cut short-term rates are a reasonable possibility. Accordingly, our strategies in coming months will focus on extracting value in a very low-rate environment. Recovery will follow recession, and by the second quarter of next year some preparation for the possibility of rising rates may be necessary.

     Thank you for your investment in the Strong Heritage Money Fund.

     Jay N. Mueller
     Portfolio Manager

     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.
  /1/An investment in the Fund is not insured or guaranteed by the Federal
     Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
  /2/The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
  /3/The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
  /4/Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-01. Effective yields reflect the compounding of income. For Investor Class shares, the advisor has temporarily absorbed 0.23% in expenses for the Fund. Otherwise, the Fund's current yield would have been 2.46%, and its effective yield would have been 2.49%. For Advisor Class shares, the advisor has temporarily absorbed 0.11% in expenses for the Fund. Otherwise, the Fund's current yield would have been 2.48%, and its effective yield would have been 2.51%. For Institutional Class shares, the advisor has temporarily absorbed 0.05% in expenses for the Fund. Otherwise, the Fund's current yield would have been 2.82%, and its effective yield would have been 2.86%.
    *Mean of 3-Month Treasury Bill Yields.

Average Annual Total Returns
As of 10-31-01

Investor Class
--------------------------------------
  1-year                         4.73%
  3-year                         5.23%
  5-year                         5.37%
  Since Inception                5.48%
  (6-29-95)

Advisor Class/2/
--------------------------------------
  1-year                         4.69%
  3-year                         5.20%
  5-year                         5.34%
  Since Inception                5.45%
  (6-29-95)

Institutional Class/3/
--------------------------------------
  1-year                         4.96%
  3-year                         5.35%
  5-year                         5.44%
  Since Inception                5.54%
  (6-29-95)

Portfolio Statistics
As of 10-31-01

Investor Class/4/
--------------------------------------
  7-day current yield            2.69%
  7-day effective yield          2.72%

Advisor Class/4/
--------------------------------------
  7-day current yield            2.59%
  7-day effective yield          2.63%

Institutional Class/4/
--------------------------------------
  7-day current yield            2.87%
  7-day effective yield          2.92%

Average effective maturity     61 days

Strong Investors Money Fund
================================================================================
A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

Your Fund's Approach

The Strong Investors Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund is designed for investors who are just starting to build a diversified portfolio. The maximum investment in the Fund is $50,000.

                         3-Month Treasury Bill Yields*
                                 As of 10-31-01

                             [CHART APPEARS HERE]

Apr 00        5.83%
Jun 00        5.86%
Aug 00        6.31%
Oct 00        6.39%
Dec 00        5.90%
Feb 01        4.86%
Apr 01        3.88%
Jun 01        3.66%
Aug 01        3.37%
Oct 01        2.01%

Q:   How did your Fund perform?

A: A dramatic decline in short-term interest rates caused the yield of the Strong Investors Money Fund to fall over the course of the past year. Yields on money-market instruments fell sharply in response to the Federal Reserve's aggressive campaign of interest-rate cuts designed to help stimulate the faltering economy. The rate cuts began in the first days of January and continued on a fairly steady pace through August. The Fed's activity accelerated in the wake of the September 11 terrorist attacks in New York and Washington.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Short-term interest rates plummeted in response to the deteriorating economic environment. The lethargy that began in the summer of 2000 continued, with the rate of economic growth slowing to a crawl in the first three quarters of 2001. The attacks of September 11 almost pushed the struggling economy into a business contraction.

     As financial markets anticipated the Federal Reserve's shift to a much easier monetary policy, interest rates plunged. These predictions proved to be on target, as the Fed cut its overnight rate targets from the beginning of January through the end of October by a total of 4%, a very aggressive pace. Another 50 basis-point cut came in early November, shortly after the end of this fiscal year.

     Longer-term yields declined as well, though to a lesser extent.

     In addition to the broad downward shift in yields, the spread between the yields of top-tier securities and those of second-tier paper widened notably, as investors lost their appetite for risk and strongly favored the higher-quality paper. Affected particularly strongly were securities from those industries most at risk from the weakening economy, such as automotive manufacturers.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In an effort to make the most of declining interest rates, we maintained an average maturity of 50 days for the portfolio. This allowed us to slow the pace at which we had to replace maturing, higher-yielding securities with newer, lower-yielding instruments. We also took advantage of short-term anomalies in the marketplace. For example, during periods when overnight yields temporarily rose above the Federal Funds target level, we put more of the Fund's assets in overnight paper. When these anomalies corrected themselves--and when overnight rates were depressed--we rolled these assets into longer-maturity securities.

     Sector allocation also played an important role in performances. We maintained a position in callable U.S. agency securities, as these instruments generated good current income along with excellent credit quality. Asset-backed commercial paper obligations continued to hold a significant place in the portfolio. These issues offered not only a premium yield, but also provided important diversification against other holdings. We trimmed, and in some instances eliminated, our allocation to securities from industries most affected by the sluggish economy. These included automakers as well as the financial sector, which may be harmed by rising levels of personal bankruptcies.

     To balance the Fund's position in somewhat longer securities, we increased our commitment to short-term floating-rate securities, especially those that reset their interest rates on a weekly basis. These "weeklies" generally offered a modest yield premium over short-term commercial paper. In addition, when bundled with "put" provisions that allow the Fund to sell the securities at face value with just seven days' notice, weekly floaters afforded an attractive combination of yield and liquidity.

Q:   What is your future outlook?

A: The U.S. economy appears to have entered a recession. Real economic growth for the last quarter of 2001 is likely to be negative, and we believe the contraction could persist into 2002's first quarter. Given this scenario, we believe the Fed could cut short-term rate targets still further. Accordingly, our strategies in coming months will focus on extracting value in a very low-rate environment. Because in time, recovery does follow recession; however, by the second quarter of next year we need to prepare for the possibility of rising interest rates.

     Thank you for your investment in the Strong Investors Money Fund.

     Jay N. Mueller
     Portfolio Manager

Average Annual Total Returns
As of 10-31-01
------------------------------------
  1-year                       4.86%
  3-year                       5.50%
  Since Inception              5.56%
  (1-31-98)

Yield Summary/2/
As of 10-31-01
------------------------------------
  7-day current yield          2.60%
  7-day effective yield        2.64%
Average effective maturity   50 days

   Performance is historical and does not represent future results. Investment returns vary. We had contractually agreed to waive our management fees and absorb expenses for the Investors Money Fund to keep total expenses through July 1, 2001, at no more that 0.35%. Without these waivers and/or absorptions, the yields and returns would have been lower.
/1/An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-01. Effective yields reflect the compounding of income. The advisor has temporarily absorbed expenses of 0.36%. Otherwise, the current yield would have been 2.24%, and its effective yield would have been 2.27%.
  *Mean of 3-Month Treasury Bill Yields.

Strong Money Market Fund
================================================================================
A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

Your Fund's Approach

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

                         3-Month Treasury Bill Yields*
                                 As of 10-31-01

                             [CHART APPEARS HERE]

Apr 00           5.83%
Jun 00           5.86%
Aug 00           6.31%
Oct 00           6.39%
Dec 00           5.90%
Feb 01           4.86%
Apr 01           3.88%
Jun 01           3.66%
Aug 01           3.37%
Oct 01           2.01%

Q:   How did your Fund perform?

A: The Fund's yield has declined since the beginning of the calendar year, as short-term interest rates have fallen dramatically. The Federal Reserve's aggressive easing of monetary policy pushed down overnight rates, and the yields on the money-market instruments followed suit. The series of interest-rate cuts began in early January and continued throughout the year, accelerating sharply following the September 11 terrorist attacks in New York and Washington.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Deteriorating economic strength triggered the cuts in short-term interest rates. Continuing a trend that began in the summer of 2000, economic growth slowed to a crawl in the first three quarters of 2001. Even before the September 11 attacks, the economy was teetering on the brink of recession. Those events and their impact almost pushed the economy over the brink and into a business contraction.

     The cuts in the Federal Funds target rate totaled 4.0% through October 2001. This represents a very aggressive pace of easing. Longer-term yields declined as well, though not by as much as short-term yields. The steeper yield curve resulting from these changes suggests that investors expect the current, extraordinarily low overnight rates to return to more normal levels as the economy moves toward recovery.

     Another factor affecting yields was a smaller degree of risk tolerance on the part of investors. The spreads between yields on top-tier commercial paper and those in the second tier widened considerably, particularly among those industry sectors (such as automotive manufacturers) most pressured by the economic downturn.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund took advantage of declining rates by maintaining an average maturity of 59 days. This allowed us to reduce the pace at which proceeds from maturing securities had to be reinvested in progressively lower-yielding instruments. The Fund also sought to benefit from short-term anomalies in the money-market yield curve by accumulating larger overnight balances during periods when overnight yields rose above the Federal Funds target level, and rolling those balances further out the yield curve when overnight rates fell lower.

     In our effort to generate an attractive level of current income consistent with excellent credit quality, we maintained a position in callable U.S. agency securities. We also continued to hold a significant position in asset-backed commercial paper obligations, as they offered both premium yields and desirable diversification. We scaled back, and even eliminated our exposure to securities from companies most vulnerable to a recessionary economy.

     Balancing the Fund's position in somewhat longer securities--notably agency issues with one-year maturities--we increased our position in short-term floating-rate securities, especially those with weekly interest-reset provisions. These "weeklies" generally offered a modest yield premium over short-term commercial paper and, when bundled with `put' provisions allowing the Fund to redeem them at par value on seven days' notice, they represented an attractive combination of yield and liquidity.

Q:   What is your future outlook?

A: Though the data is inconclusive as of this report, it appears likely that the U.S. economy has entered a recession. Real growth for the final quarter of 2001 is likely to be negative, and the contraction may persist into the first quarter of 2002. Further moves by the Fed to stimulate the economy by cutting short-term rate targets are possible. Accordingly, our strategies in coming months will focus on extracting value in a very low interest-rate environment. We are mindful, however, that recovery does follow recession, and by the second quarter of next year we may need to consider preparations for potentially rising interest rates.

     Thank you for your investment in the Strong Money Market Fund.

     Jay N. Mueller
     Portfolio Manager


Average Annual Total Returns

As of 10-31-01
------------------------------------------------------

         1-year                                  4.48%

         3-year                                  4.96%

         5-year                                  5.10%

         10-year                                 4.76%

         Since Inception                         5.74%
         (10-22-85)


Yield Summary/2/

As of 10-31-01
------------------------------------------------------

         7-day current yield                     2.45%

         7-day effective yield                   2.48%

         Average effective maturity            59 days


Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-01. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.23% in expenses for the Fund. Otherwise, the Fund's current yield would have been 2.22%, and its effective yield would have been 2.24%.

*    Mean of 3-Month Treasury Bill Yields.

Strong Municipal Money Market Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

Your Fund's Approach

The Strong Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal Alternative Minimum Tax (AMT).



                            EQUIVALENT TAXABLE YIELDS
                                 As of 10-31-01

                                                  Your tax-exempt
                                                 effective yield of
                                    Marginal     2.22% is equivalent
  Joint return     Single return    tax rate    to a taxable yield of:
----------------------------------------------------------------------
$45,201-109,250    $27,051-65,550     27.5%          3.06%

$109,251-166,500  $65,551-136,750     30.5%          3.19%

$166,501-297,350  $136,751-297,350    35.5%          3.44%

Over $297,351       Over $297,351     39.1%          3.65%

The chart reflects 2001 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $132,950 should consult their tax advisor to determine their actual 2001 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

Q:   How did your Fund perform?

A: For the 12 months ending October 31, 2001, the Fund significantly outperformed its peer group. The Fund was able to return a relatively attractive, tax-exempt yield, despite the steep declines in short-term interest rates, primarily through our aggressive management of variable-rate securities.

     Because the Fund invests in securities whose income may be taxable under the Alternative Minimum Tax. This exposes the Fund to a broader range of securities, and allows it to pay a slightly higher yield.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The investment environment shifted significantly over the past 12 months. Prompted by a rapid deceleration of the economy and a declining stock market, the Federal Reserve in January 2001 enacted the first of what turned out to be a rapid series of aggressive rate cuts. In addition, the tragic and unprecedented events of September 11 temporarily shut down the domestic financial markets. The Federal Reserve and central banks around the world immediately responded with a focused effort to ensure as rapid, and smooth a return to economic normalcy as possible. The Federal Reserve's Fed Funds rate target declined from 6.5% one year ago, to 2.5% by the end of October. Another 50-basis-point cut came shortly after the end of the reporting period, and based on market expectations, the bottom has not yet been found.

     Yields on municipal money market securities fell quite rapidly, but as is usual for the municipal money market, the declines did not come as swiftly as they had on the taxable side of the market. Investors were not blind to this, with the result that large amounts of money flowed into municipal money markets as investors sought safety and liquidity. This inflow of new money altered the typical seasonal spikes in yield that municipals usually experience in December and April. Outflows of money were lower than is typical during these periods, and as a result those yield spikes were less pronounced than usual.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our strategy for managing the Fund is to buy those municipal money market securities that offer the best relative value in the market at any given time. This involves assessing the relative attractiveness of the different categories of securities eligible for money fund investment including: fixed-rate notes and bonds, commercial paper, and variable-rate demand notes.

     During the past year, we continued to maintain a large amount of the Fund's assets in variable-rate demand notes. Our aggressive efforts in this area were the primary drivers of the Fund's outperformance. During most of the past year, even with yields falling, fixed-rate municipal notes did not appear attractive relative to variable-rate securities. Among the reasons for this situation were the tight supply of fixed-rate municipal securities, and the fact that their prices were already factoring in future rate cuts.

Q:   What is your future outlook?

A: Looking ahead, it appears the supply of fixed-rate notes will increase. Many municipal issuers are facing reductions in tax revenues and increasing demand (and costs) for social programs during the economic slowdown. This environment is likely to increase the amount of municipal borrowing.

     We will continue to scour the market for the best relative value available and will shift into and out of different categories of securities as opportunities arise. We recognize that when the economy and stock market show signs of expansion, a large amount of money that was temporarily parked in the municipal money market could quickly leave, driving short-term rates up sharply. However, we do not expect this to happen in the near future.

     We appreciate your investment in the Strong Municipal Money Market Fund.

     John C. Bonnell
     Portfolio Manager


Average Annual Total Returns

As of 10-31-01
------------------------------------------------------

         1-year                                  3.35%

         3-year                                  3.57%

         5-year                                  3.57%

         10-year                                 3.46%

         Since Inception                         4.11%
         (10-23-86)


Yield Summary/2/

As of 10-31-01
------------------------------------------------------

         7-day current yield                     2.19%

         7-day effective yield                   2.22%

         Average effective maturity            28 days


   Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-01. Effective yields reflect the compounding of income.

Strong Tax-Free Money Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

Your Fund's Approach

The Strong Tax-Free Money Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide a stable share price of $1.00./1/ The Fund invests, under normal market conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal Alternative Minimum Tax (AMT). Although under normal market conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. The Fund invests in securities that mature in 397 days or less. The average maturity of the Fund will normally be 90 days or less. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

                           EQUIVALENT TAXABLE YIELDS
                                 As of 10-31-01

                                                       Your tax-exempt
                                                      effective yield of
                                       Marginal      2.03% is equivalent
Joint return         Single return     tax rate     to a taxable yield of:
--------------------------------------------------------------------------
$45,201-109,250      $27,051-65,550      27.5%              2.80%
$109,251-166,500    $65,551-136,750      30.5%              2.92%
$166,501-297,350    $136,751-297,350     35.5%              3.15%
Over $297,351        Over $297,351       39.1%              3.33%


The chart reflects 2001 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $132,950 should consult their tax advisor to determine their actual 2001 marginal tax rate. The Fund's income may be subject to state and local taxes.

Q:   How did your Fund perform?

A: Since this Fund's inception in December 2000, it has continued to significantly outperform its peer group. The Federal Reserve's continued series of significant interest-rate cuts did reduce yields on municipal money securities overall. This Fund focuses on securities whose income is not subject to the Alternative Minimum Tax. This resulted in a slightly lower yield than that of our Municipal Money Market Fund, which does invest in AMT eligible paper. For investors who are subject to the AMT, however, the tax benefits of this Fund may outweigh the slight difference in yield.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The investment environment shifted significantly over the past 12 months. Prompted by a rapid deceleration of the economy and a declining stock market, the Federal Reserve in January 2001 enacted the first of what turned out to be a rapid series of aggressive rate cuts. In addition, the tragic and unprecedented events of September 11 temporarily shut down the domestic financial markets. The Federal Reserve and central banks around the world immediately responded with a focused effort to ensure as rapid, and smooth a return to economic normalcy as possible. The Federal Reserve's Fed Funds rate target declined from 6.5% one year ago, to 2.5% by the end of October. Another 50-basis-point cut came shortly after the end of the reporting period, and based on market expectations, the bottom has not yet been found.

     Yields on municipal money market securities fell quite rapidly, but as is usual for the municipal money market, the declines did not come as swiftly as they had on the taxable side of the market. Investors were not blind to this, with the result that large amounts of money flowed into municipal money markets as investors sought safety and liquidity. This inflow of new money altered the typical seasonal spikes in yield that municipals usually experience in December and April. Outflows of money were lower than is typical during these periods, and as a result those yield spikes were less pronounced than usual.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our strategy for managing the Fund is to seek out municipal money market securities that offer the best relative value in the market at any given time. We constantly assess the relative attractiveness of the different categories of securities eligible for money fund investment, including: fixed-rate notes and bonds, commercial paper, and variable-rate demand notes.

     During the past year, we continued to maintain a large amount of the Fund's assets in variable-rate demand notes. In fact, our aggressive management in this area of the municipal marketplace was responsible for most of the Fund's outperformance during the past year. Even with yields falling during most of the past 12 months, fixed-rate municipal notes did not appear attractive relative to variable-rate securities. Among the reasons for this situation were the tight supply of fixed-rate municipal securities, and the fact that their prices were already factoring in future rate cuts.

Q:   What is your future outlook?

A: Looking ahead, it appears the supply of fixed-rate notes will increase. Many municipal issuers are facing reductions in tax revenues, and increasing demand (and costs) for social programs during the economic slowdown. This environment is likely to increase the amount of municipal borrowing.

     We will continue to scour the market for the best relative value available and will shift into and out of different categories of securities as opportunities arise. We recognize that when the economy and stock market show signs of expansion, a large amount of money that was temporarily parked in the municipal money market could quickly leave, driving short-term rates up sharply. However, we do not expect this to happen in the near future.

     Thank you for your investment in the Strong Tax-Free Money Fund.

     John C. Bonnell
     Portfolio Manager


         Total Returns/2/

         As of 10-31-01
         ---------------------------------------------

         Since Inception                         2.74%
         (12-15-00)


         Yield Summary/3/

         As of 10-31-01
         ---------------------------------------------

         7-day current yield                     2.01%

         7-day effective yield                   2.03%

         Average effective maturity            38 days


     Performance is historical and does not represent future results. Investment returns vary.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to state and local taxes.

/2/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-01. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.04% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.97%, and its effective yield would have been 1.99%.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Advantage Fund, Inc., Strong Municipal Funds, Inc., Strong Heritage Reserve Series, Inc. and Strong Money Market Fund, Inc. on behalf of:


                                               For                  Against             Abstain         Broker non-votes
                                        -----------------      ---------------      --------------      ----------------
Strong Advantage Fund                     124,531,663.492       11,201,811.359       4,524,803.871       35,115,567.000
Strong Municipal Advantage Fund           121,954,751.568       21,572,327.267       3,360,646.498       10,884,593.000
Strong Heritage Money Fund                766,844,458.890       81,751,799.430      20,651,501.590      209,416,721.000
Strong Investors Money Fund               345,994,655.260       45,186,464.250      16,947,679.570       12,249,382.000
Strong Money Market Fund                  876,514,574.990       73,519,783.520      36,936,556.200      117,836,106.000
Strong Municipal Money Market Fund      1,357,180,195.710      216,702,249.860      95,561,369.380       81,738,391.000
Strong Tax-Free Money Fund                 46,472,762.100        6,507,418.790         992,203.780        7,137,112.000

To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:


                                               For                  Against             Abstain         Broker non-votes
                                        -----------------       --------------       -------------      ----------------
Strong Advantage Fund                     170,099,816.915        1,711,601.650       3,562,427.157            0.000
Strong Municipal Advantage Fund           153,005,103.772        2,304,277.805       2,462,936.756            0.000
Strong Heritage Money Fund              1,052,115,847.260       11,580,261.610      14,968,372.040            0.000
Strong Investors Money Fund               398,661,407.830        8,631,895.160      13,084,878.090            0.000
Strong Money Market Fund                1,064,831,246.890       15,234,650.630      24,741,123.190            0.000
Strong Municipal Money Market Fund      1,639,903,067.970       31,382,781.080      79,896,356.900            0.000
Strong Tax-Free Money Fund                 58,729,680.370        2,201,995.090         177,821.210            0.000

To elect members to the Board of Directors of Strong Advantage Fund, Inc.:


                                            Director                         Affirmative                     Withhold
                                        -----------------                  ---------------                 -------------
                                        Richard S. Strong                  170,061,054.553                 5,312,791.169
                                         Willie D. Davis                   170,844,202.503                 4,529,643.219
                                         William F. Vogt                   171,021,689.355                 4,352,156.367
                                        Marvin E. Nevins                   170,496,290.171                 4,877,555.551
                                         Stanley Kritzik                   170,865,971.361                 4,507,874.361
                                           Neal Malicky                    170,977,295.107                 4,396,550.615

To elect members to the Board of Directors of Strong Municipal Funds, Inc. (Strong Intermediate Municipal Bond Fund, Strong Municipal Advantage Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund and Strong Wisconsin Tax-Free Fund):


                                            Director                         Affirmative                     Withhold
                                        -----------------                -----------------               ---------------
                                        Richard S. Strong                1,857,988,573.507               122,752,106.419
                                         Willie D. Davis                 1,848,669,168.249               132,071,511.677
                                         William F. Vogt                 1,857,182,880.301               123,557,799.625
                                        Marvin E. Nevins                 1,840,886,433.633               139,854,246.293
                                         Stanley Kritzik                 1,850,641,242.728               130,099,437.198
                                           Neal Malicky                  1,850,529,902.109               130,210,777.817

To elect members to the Board of Directors of Strong Heritage Reserve Series, Inc. (Strong Heritage Money Fund and Strong Investors Money Fund):


                                            Director                         Affirmative                     Withhold
                                        -----------------                -----------------               ---------------
                                        Richard S. Strong                1,448,736,059.570                50,306,602.420
                                         Willie D. Davis                 1,445,774,147.780                53,268,514.210
                                         William F. Vogt                 1,449,064,369.160                49,978,292.830
                                        Marvin E. Nevins                 1,443,904,432.950                55,138,229.040
                                         Stanley Kritzik                 1,446,795,337.330                52,247,324.660
                                           Neal Malicky                  1,447,787,680.220                51,254,981.770

To elect members to the Board of Directors of Strong Money Market Fund, Inc.:


                                            Director                         Affirmative                     Withhold
                                        -----------------                -----------------                --------------
                                        Richard S. Strong                1,075,730,457.420                29,076,563.290
                                         Willie D. Davis                 1,073,818,190.090                30,988,830.620
                                         William F. Vogt                 1,076,243,702.780                28,563,317.930
                                        Marvin E. Nevins                 1,072,722,579.870                32,084,440.840
                                         Stanley Kritzik                 1,074,465,071.780                30,341,948.930
                                           Neal Malicky                  1,074,991,866.760                29,815,153.950

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.


SCHEDULES OF INVESTMENTS IN SECURITIES                                      October 31, 2001
--------------------------------------------------------------------------------------------

                                    STRONG ADVANTAGE FUND
                                                                Shares or
                                                                Principal          Value
                                                                  Amount         (Note 2)
--------------------------------------------------------------------------------------------
Corporate Bonds 35.7%
AMFM Operating, Inc. Senior Subordinated
  Exchange Debentures, 12.625%,
  Due 10/31/06                                                 $41,229,000       $44,475,784
Allfirst Preferred Capital Trust Subordinated
  Floating Rate Capital Trust Enhanced
  Securities, 3.93%, Due 7/15/29                                 5,000,000         4,780,275
Allied Waste Industries, Inc. Floating Rate
  Term Loans:
  Tranche A, 5.3089%, Due 7/21/05 (f)                           68,602,552        65,515,437
  Tranche B, 6.0212%, Due 7/21/06                                2,272,723         2,193,177
  Tranche C, 6.3172%, Due 7/21/07                                2,727,277         2,631,823
Allied Waste North America, Inc.
  Senior Secured Notes, 8.875%, Due 4/01/08                     11,300,000        11,639,000
Bear Stearns Companies, Inc. Floating Rate
  Notes, 3.20%, Due 9/27/07                                     20,000,000        19,565,260
Boston Scientific Notes, 6.625%, Due 3/15/05                     1,000,000         1,030,970
CSC Holdings, Inc. Senior Subordinated
  Notes, 9.875%, Due 5/15/06                                    11,340,000        11,956,669
Cendant Corporation Notes, 7.75%,
  Due 12/01/03                                                  30,646,000        30,627,980
Central Fidelity Capital Trust I Floating Rate
  Notes, Series A, 3.43%, Due 4/15/27                            7,500,000         7,042,072
Chase Manhattan Corporation Floating Rate
  Subordinated Notes, 5.25%, Due 12/30/09                       20,250,000        20,262,150
Citicorp Floating Rate Notes:
  Series W, 5.0875%, Due 11/27/35                               10,000,000         9,000,000
  Series X, 5.00%, Due 11/27/35                                 10,000,000         9,000,000
Clydesdale CBO I, Ltd./Clydesdale CBO I,
  Inc. Senior Secured Floating Rate Bonds,
  Series 1A, Class A1, 3.365%,
  Due 3/25/11 (b)                                                5,000,000         5,003,125
Commonwealth Bank of Australia
  Subordinated Yankee Floating Rate Notes,
  Series B, 4.0875%, Due 6/01/10                                 7,000,000         7,015,029
Dominion Resources, Inc. Floating Rate
  Notes, Series D, 3.80%, Due 9/16/12
  (Remarketing Date 9/16/02)                                     4,250,000         4,272,164
ESAT Telecom Group PLC Senior
  Yankee Notes:
  Series B, 11.875%, Due 12/01/08                                6,210,000         7,430,041
  Zero %, Due 2/01/07 (Rate Reset
  Effective 2/01/02)                                            81,150,000        85,420,689
Entergy Gulf States, Inc. First Mortgage
  Floating Rate Bonds, 4.6625%,
  Due 6/02/03 (b)                                               20,000,000        20,056,100
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities,
  3.43%, Due 1/15/27                                            19,500,000        18,316,643
Ford Motor Credit Company Floating
  Rate Notes:
  3.56%, Due 3/13/07                                            20,000,000        19,321,200
  4.225%, Due 10/25/04                                          40,000,000        40,017,680
GS Escrow Corporation Floating Rate
  Senior Notes, 4.6788%, Due 8/01/03                            62,300,000        61,362,198
General Motors Acceptance Corporation
  Floating Rate Medium-Term Notes,
  3.75%, Due 10/15/03                                           15,000,000        14,990,640
General Motors Acceptance Corporation
  Notes:
  6.125%, Due 9/15/06                                           30,000,000        29,886,360
  6.75%, Due 1/15/06                                            14,000,000        14,357,952
Global Crossing Holdings, Ltd. Senior
  Yankee Notes, 8.70%, Due 8/01/07                               5,000,000           768,750
HCA-The Healthcare Company Medium-
  Term Notes, Tranche 12, 6.63%,
  Due 7/15/45                                                 $ 14,755,000       $15,158,505
HCA-The Healthcare Company Senior
  Notes, 7.125%, Due 6/01/06                                     5,000,000         5,262,500
HSB Capital I Floating Rate Securities,
  Series B, 3.34%, Due 7/15/27                                   9,000,000         8,311,770
Halyard CBO I, Ltd./Halyard CBO
  Corporation Senior Secured Floating Rate
  Notes, Series 1A, Class A, 3.0738%,
  Due 3/24/10 (b)                                               38,700,000        38,059,128
Huntington Capital I Variable Rate Capital
  Income Securities, 2.97%, Due 2/01/27                          2,000,000         1,633,116
Intermedia Communications, Inc. Senior
  Discount Notes, Series B, Zero %,
  Due 7/15/07 (Rate Reset Effective 7/15/02)                     2,500,000         2,487,500
Juniper CBO, Ltd./Juniper CBO Corporation
  Floating Rate Notes, Series 2000-1,
  Class A-1L, 2.7713%, Due 4/15/10 (b)                           5,000,000         4,982,600
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 4.85%, Due 8/05/29 (b)                            55,000,000        54,029,470
Mashantucket Western Pequot Tribe Special
  Revenue Bonds/Interest Rate Swap, 6.91%,
  Due 9/01/12 (Acquired 9/16/97;
  Cost $30,000,000) (i)                                         30,000,000        31,908,090
Meridian Funding Company Medium-
  Term Floating Rate Notes, 2.8825%,
  Due 7/26/10 (b)                                               10,000,000        10,028,380
MetroNet Communications Corporation
  Senior Yankee Notes:
  10.625%, Due 11/01/08                                            920,000           620,626
  12.00%, Due 8/15/07                                          107,390,000        77,444,513
Morgan Guaranty Trust Company Floating
  Rate Notes, 5.0913%, Due 7/27/05                              18,500,000        17,760,000
NBD Bancorp, Inc. Subordinated Floating
  Rate Notes, 5.25%, Due 12/18/05                               24,530,000        24,844,401
NTC Capital I Floating Rate Notes, 2.95%,
  Due 1/15/27                                                      820,000           736,859
NTC Capital Trust II Floating Rate Capital
  Securities, 3.02%, Due 4/15/27                                12,305,000        11,196,578
NWA Trust Structured Enhanced Return
  Trusts 1998 Floating Rate Notes, 5.575%,
  Due 4/15/11 (b)                                                2,500,000         1,575,000
National Commerce Capital Trust Floating
  Rate Pass-Thru Securities, 3.58%,
  Due 4/01/27                                                   10,000,000         8,463,750
Nordbanken AB Subordinated Floating Rate
  Medium-Term Yankee Bonds, 4.02%,
  Due 3/29/49                                                   18,000,000        17,946,000
Pennant CBO, Ltd./Pennant CBO
  Corporation Floating Rate Yankee Bonds,
  Series 1A, Class A, 3.6738%,
  Due 3/14/11 (b)                                               16,000,000        16,057,440
Provident CBO I, Ltd./Provident CBO I,
  Inc. Senior Secured Floating Rate Bonds,
  Series 1A, Class A1, 4.32%,
  Due 12/09/10 (b)                                               6,546,622         6,546,622
Qwest Capital Funding, Inc. Notes, 5.875%,
  Due 8/03/04 (b)                                               30,000,000        30,617,340
Raytheon Company Notes:
  5.70%, Due 11/01/03                                           15,475,000        15,927,334
  7.90%, Due 3/01/03                                            14,050,000        14,700,304
Repap New Brunswick, Inc. First Priority
  Senior Secured Notes, 9.00%, Due 6/01/04                      36,350,000        38,531,000

--------------------------------------------------------------------------------
                       STRONG ADVANTAGE FUND (continued)

                                                  Shares or
                                                  Principal            Value
                                                    Amount            (Note 2)
--------------------------------------------------------------------------------

SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07         $ 37,530,000       $ 22,518,000
Salomon Brothers, Inc. Medium-Term
  Floating Rate Notes/Interest Rate Swap,
  4.00%, Due 9/30/03                                4,400,000          4,443,032
South Street CBO 2000-1, Ltd./South Street
  CBO 2000-1 Corporation Floating Rate
  Notes, Class A2L, 4.4613%, Due 5/30/12            6,000,000          5,898,750
Spintab AB Floating Rate Subordinated Yankee
  Notes, 4.0625%, Due 12/29/49 (b)                 50,000,000         50,066,500
Star Capital Trust I Floating Rate Securities,
  3.915%, Due 6/15/27                               5,000,000          4,423,260
Starwood Hotels & Resorts Worldwide, Inc.
  Term Loan, 3.0496%, Due 2/23/03                  15,000,000         14,400,000
SunTrust Capital III Floating Rate Notes,
  3.80%, Due 3/15/28                                4,500,000          4,076,339
Sutter Real Estate CBO, Ltd. Floating Rate
  Bonds, Series 2000-1A, Class A1L, 3.115%,
  Due 12/25/35 (b)                                 37,600,000         37,494,250
Swedbank Floating Rate Debt Unit
  (Medium-Term Structured Enhanced
  Return Trusts 1996):
  Series R-34, 4.5375%, Due 11/10/02 (b)           25,000,000         24,500,000
  Series R-35, 4.4875%, Due 11/10/02 (b)           20,000,000         19,600,000
Tele-Communications, Inc. Senior Notes,
  9.65%, Due 10/01/03                               8,154,000          8,626,043
Tiers Fixed Rate Certificates Trust Certificates,
  Series MIR 2001-14, 7.20%, Due 6/15/04 (b)       20,000,000         20,481,700
USA Waste Services, Inc. Senior Notes, 6.50%,
  Due 12/15/02                                     40,410,000         41,413,340
Union Bank of Norway Floating Rate
  Subordinated Medium-Term Yankee Bonds:
  2.7025%, Due 4/24/08                             20,000,000         19,800,000
  7.35%, Due 12/29/49
  (Rate Reset Effective 7/09/03) (b)               29,000,000         30,456,960
United States Tobacco Floating Rate Term
  Loan, 5.0625%, Due 2/16/05                        4,962,406          4,993,421
White Mountains Insurance Group, 4.645%,
  Due 3/16/05                                      10,000,000          9,750,000
Williams Companies, Inc. Floating Rate Bank
  Loan, 4.1138%, Due 4/07/03                        5,000,000          4,925,000
WorldCom, Inc. Variable Rate Notes, 7.375%,
  Due 1/15/11 (Remarketing Date 1/15/03) (b)       26,000,000         26,984,776
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,441,869,652)                        1,377,619,365
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 36.1%
AAMES Mortgage Trust Interest Only
  Mortgage Pass-Thru Certificates:
  Series 2001-1, Class A-IO, 6.00%, Due 3/25/04    16,920,833          1,633,918
  Series 2001-2, Class A-IO, 6.00%, Due 6/25/04    26,125,000          2,277,773
  Series 2001-3, Class A-IO, 6.00%, Due 9/25/04    15,000,000          1,500,000
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 7.0902%, Due 6/25/25                     31,882             32,156
Airplanes Pass-Thru Trust Floating Rate
  Subordinated Refinancing Certificates,
  Series 1R, Class B, 3.275%, Due 3/15/19          31,850,694         28,804,335
American Housing Trust Mortgage Pass-
  Thru Certificates, Series IX, Class G,
  8.75%, Due 6/25/21                                5,000,000          5,392,957
Asset Backed Securities Corporation Bank
  One Variable Rate Mortgage-Backed
  Pass-Thru Certificates, Series 2000-2,
  Class 2A, 7.7076%, Due 3/15/30                    3,604,843          3,710,966
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1996-MD6, Class A-1B, 6.88%, Due 11/13/29        20,722,000         21,982,693
Banc of America Commercial Mortgage, Inc.
  Interest Only Asset-Backed Certificates,
  Series 2001-PB1, Class XP, 1.773%,
  Due 5/11/35 (f)                                  37,285,294          4,056,232
Bay View Auto Trust Receivable-Backed
  Certificates, Series 2000-LJ1, Class A2,
  7.54%, Due 4/25/03                                  159,728            159,728
Bear Stearns Commercial Mortgage
  Securities, Inc. Floating Rate Commercial
  Mortgage Pass-Thru Certificates:
  Series 1999-WYN1, Class B, 3.8875%,
  Due 7/03/09 (b)                                  17,760,000         17,804,400
  Series 2000-LCON, Class C, 3.6875%,
  Due 7/03/10 (b)                                  13,440,000         13,440,000
  Series 2000-LCON, Class D, 4.4875%,
  Due 7/03/10 (b)                                   7,620,000          7,620,000
Blackstone Hotel Acquisitions Company
  Debt Unit (Medium-Term Structured
  Enhanced Return Trusts 1998), Series R-38,
  3.5013%, Due 6/30/03 (Acquired 7/30/98;
  Cost $24,792,415) (i)                            24,792,415         24,676,200
CDC Securitization Corporation Floating
  Rate Pass-Thru Certificates, Series
  1999-FL1, Class B, 3.205%, Due 12/14/07 (b)      15,972,000         15,987,919
CMC Securities Corporation III Collateralized
  Mortgage Obligations, Series 1998-2,
  Class A-13, 6.75%, Due 11/25/28                  31,273,485         31,991,993
COMM Floating Rate Commercial
  Mortgage Pass-Thru Certificates:
  Series 2000-FL1A, Class B, 2.9994%,
  Due 12/16/11 (b)                                  9,165,000          9,165,000
  Series 2000-FL2A, Class C, 3.175%,
  Due 4/15/11 (b)                                  16,425,000         16,373,754
  Series 2000-FL3A, Class KHS, 3.975%,
  Due 11/15/12 (b)                                  2,727,000          2,715,083
  Series 2000-FL3A, Class LHS, 4.125%,
  Due 11/15/12 (b)                                 10,469,000         10,410,164
CORE, Ltd. Floating Rate Interest Rate Swap,
  Series 1998-1X, Class B2, 4.4121%,
  Due 1/16/06 (Acquired 7/27/98;
  Cost $14,044,000) (i)                            14,044,000         14,050,785
Centex Home Mortgage LLC Variable Rate
  Certificates, Series 1999-1, 4.3625%,
  Due 9/20/04 (b)                                  12,000,000         11,998,080
Chase Mortgage Finance Corporation
  Mortgage Pass-Thru Certificates, Series
  1990-G, Class A-Z1, 9.50%, Due 12/25/21             217,246            217,246
Chase Mortgage Finance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1992-3, Class B7, 7.7592%, Due 10/28/23
  (Acquired 11/18/97; Cost $1,128,258) (i)         1,119,859           1,119,859
  Series 1992-3, Class B8, 7.7592%, Due 10/28/23
  (Acquired 11/18/97; Cost $563,384) (i)             559,190             559,190
  Series 1993-3, Class B6, 7.3669%, Due 10/30/24
  (Acquired 5/20/99; Cost $500,622) (i)              499,373             499,373

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                  STRONG ADVANTAGE FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                        Amount        (Note 2)
---------------------------------------------------------------------------------
  Series 1993-3, Class B7, 7.3669%,
  Due 10/30/24 (Acquired 5/20/99;
  Cost $2,147,815) (i)                                $  2,142,459  $  2,142,459
Citibank Credit Card Issuance Trust Floating
  Rate Notes:
  Series 2000-C2, Class C2, 3.08%,
  Due 10/15/07                                          23,000,000    22,869,098
  Series 2001-C1, Class C1, 4.85%,
  Due 1/15/10                                            8,500,000     8,420,355
Citicorp Mortgage Securities, Inc. Adjustable
  Rate Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, Series
  1992-7, Class A-1, 7.044%, Due 3/25/22                 1,950,482     1,942,309
Citicorp Mortgage Securities, Inc. Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1997-5,
  Class A-2, 6.75%, Due 11/25/27                        32,994,000    33,401,311
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Variable Rate
  Pass-Thru Certificates, Series 1992-17,
  Class A, 7.219%, Due 9/25/22                           4,676,963     4,753,918
Coast-Plymouth Tax Lien Capital LLC
  Collateral Variable Rate Bonds, Series
  1999-A, Class A, 6.76%, Due 11/15/04 (b)               3,010,296     3,020,644
Collateralized Mortgage Obligation Trust
  Bonds, Series 66, Class Z, 8.00%, Due 9/20/21          2,993,922     3,093,946
Commercial Mortgage Acceptance
  Corporation Commercial Mortgage Pass-
  Thru Certificates, Series 1997-ML1,
  Class A-1, 6.50%, Due 12/15/30                        17,082,561    18,037,246
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  3.6125%, Due 2/21/13 (b)                              27,000,000    27,000,000
Conseco Finance Home Equity Loan Trust
  Interest Only Floating Rate Certificates,
  Series 2001-C, Class A-I0, 11.00%,
  Due 2/15/04                                           65,000,000    11,639,063
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97; Cost $4,280,923) (i)                4,280,923       684,948
CoreStates Home Equity Trust Home Equity
  Loan Certificates, Series 1993-1, Class B,
  7.50%, Due 8/15/07                                       819,655       824,385
Credit Suisse First Boston Mortgage Securities
  Corporation IndyMac Manufactured
  Housing Pass-Thru Certificates, Series
  1998-1, Class A-3, 6.37%, Due 9/25/28                  8,006,271     8,138,360
DLJ Commercial Mortgage Corporation
  Floating Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1998-ST2A, Class A-2, 3.4888%,
  Due 11/05/08 (b)                                       2,240,024     2,240,024
  Series 1998-ST2A, Class A-3, 3.6888%,
  Due 11/05/08 (b)                                       9,339,156     9,321,645
  Series 2000-STF1, Class A-3, 3.3488%,
  Due 7/5/12 (b)                                        16,000,000    15,960,000
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.3162%, Due 1/25/22           2,692,270     2,688,676
  Series 1991-3, Class A1, 6.9811%, Due 2/20/21            542,723       557,270
Delta Funding Home Equity Loan Trust
  Interest Only Asset-Backed Certificates:
  Series 2000-1, Class F, 6.40%, Due 3/15/03            32,500,000     1,685,938
  Series 2000-3, Class 3, 9.20%, Due 9/15/03            24,594,262     2,582,398
  Series 2001-1, Class IO, 7.00%, Due 5/15/04           52,650,000     4,705,594
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A, 4.1375%,
  Due 11/10/30 (b)                                    $ 16,000,000  $ 15,915,040
Eastman Hill Funding 1, Ltd. Interest Only
  Notes, Series 1A, Class A2, 0.834%,
  Due 9/28/31 (b)                                      196,750,000     9,019,020
Equipment Pass-Thru Investment
  Certificates Trust Floating Rate Senior
  Certificates, Series 1996-1:
  Class A, 3.585%, Due 9/25/09
  (Acquired 6/14/96; Cost $4,450,000) (i)                4,450,000     3,560,000
  Class B, 7.457%, Due 9/25/09
  (Acquired 7/01/96; Cost $4,898,438) (i)                4,898,438     3,183,984
  Class C, 10.0163%, Due 9/25/09
  (Acquired 6/28/96; Cost $1,884,244) (i)                1,856,398     1,113,838
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate
  Notes, Series D-2, 3.575%, Due 5/15/03 (b)            11,837,838    11,756,987
First Boston Mortgage Securities
  Corporation Interest Only Mortgage
  Pass-Thru Certificates, Series 1992-4,
  Class A5, 0.625%, Due 10/25/22                         4,246,558        55,757
Fleet Commercial Loan Master LLC Variable
  Rate Asset-Backed Notes, Series 2000-1A,
  Class B2, 4.14%, Due 11/15/07 (b)                      5,000,000     4,951,550
Ford Credit Auto Owner Trust Asset-Backed
  Notes, Series 2001-B, Class A-4, 5.12%,
  Due 10/15/04                                           5,000,000     5,169,321
Franchise Finance Corporation of America
  Floating Rate Notes, Series 1997-1:
  Class D2, 3.61%, Due 6/18/13 (b)                       5,726,000     4,733,638
  Class E2, 3.86%, Due 1/18/14 (b)                       2,290,000     1,863,487
GE Capital Commercial Mortgage
  Corporation Variable Rate Interest Only
  Pass-Thru Certificates, Series 2001-1, Class X-2:
  0.9536%, Due 5/15/33 (b)                             140,073,600     7,261,415
  1.1263%, Due 8/11/33                                 181,365,889    11,448,722
GE Capital Mortgage Services, Inc. Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1998-13,
  Class A-3, 6.75%, Due 8/25/28                         27,159,132    27,921,896
GMAC Commercial Mortgage Securities,
  Inc. Floating Rate Mortgage Interest
  Only Pass-Thru Certificates, Series
  2001-C2, Class X-2, 0.6957%, Due 4/15/34             131,400,000     5,867,010
GMACM Home Equity Loan Trust
  Loan-Backed Interest Only Term Notes,
  Series 2001-HE4, Class A-IO, 8.00%,
  Due 4/25/27                                           61,129,000    11,149,930
GMACM Mortgage Loan Trust Mortgage
  Pass-Thru Certificates, Series 2000-J4,
  A-1, 7.50%, Due 11/25/30                              14,305,580    14,560,577
GS Mortgage Securities Corporation II
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates, Series 2000-CCT,
  Class C, 3.125%, Due 12/15/04 (b)                      5,360,000     5,334,862
Glendale Federal Bank Variable Rate
  Mortgage Pass-Thru Certificates,
  Series 1990-3, Class A-1, 5.3791%,
  Due 3/25/30                                              733,003       745,316
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series
  1990-1, Class A, 6.6509%, Due 10/25/29                 1,176,375     1,215,390

--------------------------------------------------------------------------------
                      STRONG ADVANTAGE FUND (continued)
                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------

Green Tree Home Improvement Loan Trust
  Home Equity Loan Certificates,
  Series 1998-E:
  Class M-1, 6.93%, Due 7/15/28                      $ 20,000,000   $ 20,662,600
  Class M-2, 7.27%, Due 6/15/28                         6,500,000      6,872,332
Greenwich Capital Acceptance, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1991-1, Class A, 6.7846%,
  Due 2/25/21 (Acquired 4/18/96 - 12/18/00;
  Cost $5,273,336) (i)                                  5,183,961      5,148,347
Greenwich Capital Trust I Variable Rate Pass-
  Thru Certificates, Series 1991-B1, Class A,
  6.7346%, Due 2/15/21 (b)                              7,861,978      8,043,826
Home Savings of America Adjustable Rate
  Mortgage Pass-Thru Certificates, Series 14,
  Class A, 5.2705%, Due 5/25/27                         1,149,009      1,145,198
Housing Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1992-8, Class E, 6.926%, Due 6/25/24                  4,297,292      4,412,509
IMPAC Secured Assets Corporation Interest
  Only Mortgage Pass-Thru Certificates:
  Series 2000-4, Class A-IO, 8.00%,
  Due 5/25/03                                          20,000,000      2,775,000
  Series 2000-5, Class A-IO-1, 7.50%,
  Due 6/25/03                                          20,000,000      2,400,000
IndyMac ABS, Inc. Home Equity Loan
  Asset-Backed Interest Only Certificates:
  Series 2000-C, Class AF-IO, 7.00%,
  Due 11/25/03                                         32,150,000      2,625,465
  Series 2001-A, Class AF-6, 7.00%,
  Due 2/25/04                                          97,099,999      7,309,051
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2, 0.9964%,
  Due 4/15/35 (b)                                     248,861,000     13,794,365
Long Beach Mortgage Loan Trust Variable
  Rate Interest Only Asset-Backed Certificates:
  Series 2000-1, Class S, 3.50%, Due 3/21/04           72,546,600      3,627,330
  Series 2001-2, Class S-2, 4.50%, Due 1/25/04         46,876,000      3,202,583
  Series 2001-3, Class S-2, 4.50%, Due 3/25/04         31,766,000      2,402,145
Malan Mortgage Securities Trust Floating
  Rate Commercial Mortgage Pass-Thru
  Certificates, Series 1995-1, Class A2A,
  4.3769%, Due 8/15/05 (Acquired 2/21/97;
  Cost $4,010,000) (i)                                  4,000,000      3,983,824
Mall of America Capital Company LLC
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 2000-1, Class C, 3.3313%,
  Due 3/12/10 (b)                                       6,000,000      5,994,000
Merrill Lynch Credit Corporation Floating
  Rate Mortgage Loan Asset-Backed
  Pass-Thru Certificates, Series 1996-C,
  Class B, 3.775%, Due 9/15/21 (b)                      3,233,443      2,814,106
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage
  Pass-Thru Certificates, Series 1995-A,
  Class A-5, 6.7734%, Due 6/15/20                       5,470,790      5,676,139
Merrill Lynch Credit Corporation
  Subordinated Variable Rate Mortgage-
  Backed Certificates, Series 1995-S1,
  Class A-1, 4.625%, Due 2/17/24 (b)                    4,876,441      4,810,151
Merrill Lynch Mortgage Investors, Inc.
  Mortgage Pass-Thru Certificates:
  Series 1996-C1, Class A-1, 7.15%,
  Due 4/25/28                                             587,414        608,922
  Series 1997-C1, Class A-1, 6.95%,
  Due 6/18/29                                          11,020,827     11,551,791
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates, Series 1994-A, Class M, 4.50%,
  Due 2/15/19                                         $11,000,000    $11,212,905
Merrill Lynch Mortgage Investors, Inc.
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1994-C1, Class E, 9.3613%,
  Due 11/25/20 (b)                                      6,080,784      6,610,042
  Series 1994-C1, Class F, 9.3613%,
  Due 11/25/20 (b)                                      6,236,000      6,267,180
  Series 1998-H1, Class C, 3.1388%,
  Due 4/01/11 (b)                                       2,000,000      1,998,125
  Series 1998-H1A, Class A, 2.888%,
  Due 4/01/11 (b)                                       1,408,750      1,409,187
Morgan Stanley Capital I, Inc. Commercial
  Mortgage Pass-Thru Certificates, Series
  1998-CF1, Class 1, 6.33%, Due 7/15/32                21,548,590     22,693,781
Morgan Stanley Mortgage Trust Variable Rate
  Interest Only Collateralized Mortgage
  Obligation, Series 35, Class 35-2,
  10979.75%, Due 4/20/21                                    9,794        148,790
Nomura Depositor Trust Floating Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 1998-ST1, Class A4,
  3.42%, Due 2/15/34 (b)                               32,000,000     31,584,000
Norwest Asset Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1998-25, Class A7, 6.45%,
  Due 12/25/28                                         13,157,709     13,318,430
OUC Commercial Mortgage Securities, Inc.
  Subordinated Adjustable Rate Mortgage
  Securities, Series 1998-1, Class C, 6.3869%,
  Due 1/27/28 (b)                                       3,869,722      3,870,922
Onyx Acceptance Owner Trust Auto Loan-
  Backed Interest Only Notes, Series 1999-C,
  Class I, 2.25%, Due 3/15/06                          12,295,993         86,456
Opryland Hotel Trust Variable Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 2001-OPRY, Class B,
  3.3388%, Due 4/01/11 (b)                             12,500,000     12,413,846
Option One Mortgage Loan Trust Variable
  Rate Interest Only Asset-Backed Certificates,
  Series 2000-1, Class S, 1.50%, Due 4/25/30           17,170,000        177,066
Option One Mortgage Securities Corporation
  Net Interest Margin Trust Notes,
  Series 1999-2, 9.66%, Due 6/26/29 (b)                 5,053,803      4,952,727
PNC Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1999-9, Class III-A-1, 7.22%,
  Due 10/25/29                                          4,501,008      4,595,327
People's Bank Credit Card Master Floating
  Rate Trust, Series 1998-1, Class A, 2.665%,
  Due 11/15/05                                         20,000,000     20,030,896
Perpetual Savings Bank Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1991-1, Class B1, 6.2635%, Due 6/25/19
  (Acquired 9/17.95; Cost $295,260)(i)                    292,201        293,297

SCHEDULES OF INVESTMENT IN SECURITIES (continued)               October 31, 2001
--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)

                                                     Shares or
                                                     Principal      Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
Principal Residential Mortgage Capital
  Resources LLC Floating Rate Notes:
  Series 2000-1, Class B, 4.1125%,
  Due 6/20/05 (b)                                    $  7,500,000   $  7,471,875
  Series 2001-1A, Class B, 4.0325%,
  Due 3/20/06 (b)                                       5,000,000      4,943,750
Principal Residential Mortgage Capital
  Resources LLC Variable Rate Extendible
  Certificates, Series 2001-2A, Class B,
  4.1625%, Due 6/20/06 (b)                             10,000,000      9,937,500
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru Certificates:
  Series 1992-46, Class A-6, 7.00%,
  Due 1/25/08                                              93,878         93,878
  Series 1993-63, Class A-14, 6.75%,
  Due 1/25/24                                           3,313,602      3,351,274
Prudential Home Mortgage Securities
  Company Variable Rate Mortgage Pass-
  Thru Certificates:
  Series 1995-A, Class 2B, 8.6813%,
  Due 3/28/25 (b)                                       4,261,590      4,601,496
  Series 1988-1, Class A, 7.907%, Due 4/25/18             313,002        312,546
Repeat Offering Securitisation Entity
  Funding Number 2, Ltd. Floating Rate
  Asset-Backed Certificates, Series 2A:
  Class A5A, 2.91%, Due 10/28/04 (b)                   10,000,000      9,850,000
  Class A6, 4.26%, Due 10/28/04 (b)                    15,000,000     14,587,500
Resecuritization Mortgage Trust Variable
  Rate Certificates, Series 1998-B, Class A,
  2.6575%, Due 4/26/21 (b)                              1,623,671      1,623,671
Residential Accredit Loans, Inc. Mortgage
  Pass-Thru Certificates:
  Series 1997-QS2, Class A-7, 7.75%,
  Due 3/25/27                                           2,999,396      2,994,522
  Series 1998-QS10, Class A-5, 6.75%,
  Due 6/25/28                                           2,437,408      2,432,619
  Series 1999-QS5, Class NB-1, 6.75%,
  Due 4/25/29                                          15,430,372     15,728,564
  Series 2001-QS4, Class A-1, 6.50%,
  Due 4/25/31                                          54,667,420     56,968,918
Residential Asset Mortgage Products, Inc.
  Interest Only Mortgage Pass-Thru
  Certificates:
  Series 2001-RS1, Class A-I-IO, 7.00%,
  Due 9/25/03                                          21,375,000      2,574,405
  Series 2001-RS2, Class A-I-IO, 5.00%,
  Due 12/25/03                                         23,000,000      1,725,000
  Series 2001-RS3, Class A-I-IO, 6.00%,
  Due 4/25/04                                          47,100,000      5,946,375
  Series 2001-RZ3, Class A-IO, 8.00%,
  Due 2/25/04                                          20,000,000      2,550,000
Residential Asset Securities Corporation
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-KS3, Class A-IO,
  5.00%, Due 3/25/04                                  119,750,000      9,017,175
Residential Asset Securitization Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-A1, Class 1-A-IO,
  7.00%, Due 2/25/04                                   57,000,000      6,813,281
Residential Asset Securitization Trust
  Mortgage Pass-Thru Certificates:
  Series 1997-A9, Class A-8, 10.00%,
  Due 11/26/27                                             29,297         29,242
  Series 1998-A5, Class A-1, 6.75%,
  Due 6/25/28                                           5,732,430      5,767,426
  Series 1998-A6, Class I-A-7, 6.75%,
  Due 7/25/28                                           5,039,206      5,060,899
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates:
  Series 1993-MZ1, Class A-2, 7.47%,
  Due 3/02/23                                           2,757,933      2,825,291
  Series 1998-S25, Class A-2, 6.25%,
  Due 10/25/13                                         40,565,835     41,756,240
Residential Funding Mortgage Securities II,
  Inc. Interest Only Home Equity Loan-
  Backed Notes:
  Series 2001-HI4, Class A-IO, 10.00%,
  Due 3/25/04                                          21,250,000      4,621,875
  Series 2001-HS2, Class IO, 7.25%,
  Due 12/25/03                                         16,250,000      2,308,150
  Series 2001-HS3, Class A-IO, 7.25%,
  Due 5/25/04                                          97,344,634      4,429,181
Resolution Trust Corporation Mortgage Pass-
  Thru Securities, Inc. Commercial Certificates:
  Series 1994-C2, Class E, 8.00%, Due 4/25/25           4,580,322      4,569,192
  Series 1995-C1, Class D, 6.90%, Due 2/25/27           4,402,023      4,393,140
  Series 1995-C2, Class E, 7.00%, Due 5/25/27           2,414,332      2,411,049
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Certificates:
  Series 1991-11, Class 4-A, 8.1354%,
  Due 10/25/21                                            104,169        103,933
  Series 1993-1P, Class A-2, 3.93%,
  Due 8/25/19 (b)                                       1,919,002      1,904,609
  Series 1995-1, Class B-5, 5.8113%,
  Due 10/25/28                                          6,419,357      6,446,093
  Series 1995-1, Class M-11, 3.80%,
  Due 10/25/28                                          1,330,956      1,336,992
Ryland Mortgage Securities Corporation
  Variable Rate Mortgage Participation
  Securities, Series 1990-C1, Class A,
  5.7221%, Due 10/25/20                                19,501,788     19,645,780
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage Bonds,
  Series 2, Class 3-A, 11.9443%, Due 6/25/23              210,525        210,063
Salomon Brothers Commercial Mortgage
  Trust Interest Only Pass-Thru Certificates,
  Series 2001-C1, Class X-2, 0.996%,
  Due 12/18/35                                        278,469,000     17,741,260
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Asset-Backed
  Certificates, Series 1997-NC4, Class M-2,
  3.7375%, Due 9/25/27                                    778,843        779,843
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Commercial Mortgage
  Pass-Thru Certificates, Series 2000-FL1,
  Class B, 3.0888%, Due 5/01/13 (b)                    10,000,000     10,012,500
Saxon Asset Securities Trust Mortgage Loan
  Interest Only Asset-Backed Certificates:
  Series 2000-3, Class A-IO-II, 7.40%,
  Due 4/25/03                                          17,441,861      1,646,076
  Series 2001-1, Class A-IO, 6.00%,
  Due 10/25/03                                        111,680,000      9,654,212

--------------------------------------------------------------------------------
                                                     Shares or
                                                     Principal       Value
                                                     Amount          (Note 2)
--------------------------------------------------------------------------------
Sears Mortgage Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1991-1, Class A-1, 6.05%,
  Due 7/25/21                                         $ 4,460,722    $ 4,485,529
  Series 1992-21, Class A-2, 7.16%,
  Due 12/26/22                                            286,782        286,135
Sequoia Mortgage Trust Floating Rate
  Collateralized Mortgage Bonds, Series 2,
  Class A-1, 5.8183%, Due 10/25/24                     18,499,517     18,545,766
Soundview Home Equity Loan Trust Asset-
  Backed Interest Only Certificates, Series
  2001-1, Class IO, 7.00%, Due 4/15/04                 40,071,428      4,407,857
Structured Asset Mortgage Investments, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 2001-4:
  Class A-1, 9.219%, Due 10/25/24                      64,717,900     69,733,537
  Class A-2, 9.648%, Due 10/25/24                      14,607,800     15,703,385
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates:
  Series 1998-RF1, Class A, 8.6645%,
  Due 4/15/27 (b)                                      18,366,887     20,744,621
  Series 1998-RF2, Class A, 8.5293%,
  Due 7/15/27 (b)                                      24,892,600     28,065,405
  Series 1998-2, Class A, 2.94%, Due 2/25/28            6,517,899      6,522,764
Structured Asset Securities
  Corporation
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-BC5, Class A-IO,
  6.00%, Due 1/25/04                                   56,000,000      3,692,640
Structured Asset Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1994-C1, Class A-3, 3.3413%,
  Due 8/25/26                                             786,139        791,115
  Series 1995-C4, Class A-2, 2.97%,
  Due 6/25/26                                             797,955        798,395
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series
  1997-2, Class A, 7.0473%, Due 1/30/06
  (Acquired 5/12/98; Cost $2,128,545) (i)               2,152,569      2,026,106
USAA Auto Loan Guarantor Trust Pass-
  Thru Certificates, Series 1999-1, Class A,
  6.10%, Due 2/15/06                                    1,628,340      1,674,250
United Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1993-1, Class AM, 6.6586%,
  Due 9/25/33                                          15,558,692     16,084,031
University Support Services, Inc. Variable
  Rate Notes, Series 1993-A, Class A3,
  3.83%, Due 8/20/08                                    6,795,176      6,813,557
Washington Mutual Mortgage Loan Trust
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 2000-3, Class A,
  6.397%, Due 12/25/40                                 35,695,342     35,848,536
Western Federal Savings & Loan Association
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1991-4, Class A,
  4.955%, Due 7/25/21                                   1,418,358      1,424,951
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $1,384,406,440)                    1,391,065,767
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 18.7%
FHLMC Guaranteed Mortgage Participation
  Certificates:
  9.50%, Due 5/15/21                                   $ 4,260,078   $ 4,604,612
  10.00%, Due 8/15/21                                    6,621,105     7,169,492
FHLMC Interest Only Participation Certificates,
  2.50%, Due 4/25/03                                    60,000,000     1,518,750
FHLMC Participation Certificates:
  5.00%, Due 5/01/06                                    15,936,908    16,168,032
  7.50%, Due 12/01/11                                   14,253,595    15,115,798
  8.00%, Due 8/01/15                                    10,576,813    11,251,085
  8.50%, Due 7/01/21                                     7,881,613     8,443,962
  9.00%, Due 1/01/05 thru 9/15/20 (f)                   29,058,360    31,773,875
  9.50%, Due 12/01/16 thru 12/25/22                     25,694,897    28,467,410
  10.00%, Due 11/01/20 thru 11/17/21                    10,195,652    11,519,892
  10.50%, Due 5/01/20 thru 11/01/20                     11,407,933    13,329,223
  11.00%, Due 11/01/15 thru 9/01/20                      1,096,946     1,253,910
  11.75%, Due 5/01/11 thru 6/01/11                         487,378       555,542
  12.00%, Due 9/01/11 thru 2/01/15                         210,914       244,666
  12.25%, Due 7/01/15                                      264,693       303,711
  12.50%, Due 2/01/15                                       78,563        91,749
FHLMC Variable Rate Participation Certificates:
  4.725%, Due 9/15/25                                    1,447,849     1,454,178
  6.104%, Due 7/01/29                                   35,303,069    36,736,702
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  9.00%, Due 8/01/16                                     2,482,497     2,728,610
  10.00%, Due 1/01/10                                    2,241,108     2,517,160
  13.50%, Due 9/01/14                                       15,614        18,644
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.00%, Due 3/01/13 thru 10/25/21                      37,877,559    40,771,625
  8.50%, Due 11/01/12 thru 11/01/17 (f)                 18,334,285    19,948,487
  8.75%, Due 9/25/20                                     1,522,032     1,678,900
  9.00%, Due 10/01/04 thru 6/01/24                      84,218,633    92,427,417
  9.20%, Due 3/25/18                                     4,449,133     4,897,984
  9.25%, Due 3/25/18                                     2,983,576     3,241,941
  9.30%, Due 8/25/19                                     1,608,132     1,753,516
  9.45%, Due 4/25/18                                     1,536,377     1,708,106
  9.50%, Due 12/01/09 thru 12/25/31                     78,796,044    87,959,179
  9.75%, Due 3/25/20                                     2,894,203     3,172,002
  10.00%, Due 12/01/09 thru 3/20/18                      4,206,809     4,657,486
  10.25%, Due 9/01/21                                    2,704,422     3,102,816
  10.50%, Due 10/01/14 thru 4/01/22                     19,491,206    22,017,392
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Mortgage
   Securities:
   6.846%, Due 2/01/30                                   5,671,459     5,990,035
   7.001%, Due 12/01/40                                 89,581,212    94,480,668
   7.096%, Due 12/01/17                                  1,895,016     1,956,276
   7.362%, Due 5/01/27                                   5,510,384     5,705,007
   7.5778%, Due 7/25/41                                 42,961,582    44,411,536
   9.00%, Due 4/18/28                                    1,007,850     1,013,196
GNMA Guaranteed Pass-Thru Certificates:
   7.50%, Due 2/15/13                                   16,542,738    17,537,949
   8.00%, Due 1/15/13                                   16,882,197    18,087,755
   9.00%, Due 11/15/17 thru 12/15/17                    30,284,851    33,532,858
   9.50%, Due 11/15/17 thru 12/15/17                    11,430,521    12,576,926
   10.00%, Due 10/20/17                                  3,233,335     3,685,214
   13.50%, Due 8/15/14 thru 11/15/14                        58,626        71,169
   15.00%, Due 5/15/12 thru 9/15/12                         25,985        32,236

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                      STRONG ADVANTAGE FUND (continued)

                                                                 Shares or
                                                                 Principal         Value
                                                                  Amount          (Note 2)
---------------------------------------------------------------------------------------------
United States Treasury Notes, 2.75%,
  Due 9/30/03                                                   $    660,000   $      664,486
---------------------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $699,163,478)                                               722,349,165
---------------------------------------------------------------------------------------------
Preferred Stocks 0.1%
Parmalat Capital Finance 5.7125% Series B                            200,000        3,400,000
---------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $5,030,822)                                            3,400,000
---------------------------------------------------------------------------------------------
Short-Term Investments (a) 8.8%
Corporate Bonds 3.9%
Adelphia Communications Corporation
  Senior Notes, 9.75%, Due 2/15/02                              $ 12,650,000       12,729,063
CMS Energy Corporation Notes, 8.125%,
  Due 5/15/02                                                     15,000,000       15,169,170
HCA-The Healthcare Company Senior
  Floating Rate Notes, 4.61%, Due 9/19/02                         30,000,000       30,044,130
Kinder Morgan Energy Partners LP Senior
  Floating Rate Notes, 3.1025%, Due 3/22/02                        9,750,000        9,760,627
NRG Energy Notes, 5.50%, Due 5/11/02                              20,000,000       20,000,000
Raytheon Company Notes, 6.45%, Due 8/15/02                        11,695,000       11,897,920
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02                           5,000,000        5,069,645
Time Warner, Inc. Pass-Thru Asset Trust
  Securities, Series 1997-1, 6.10%,
  Due 12/30/01 (b)                                                28,185,000       28,297,261
UtiliCorp United, Inc. Floating Rate Senior
  Notes, 4.445%, Due 5/15/02 (b)                                  15,000,000       15,017,880
                                                                               --------------
                                                                                   47,985,696
Non-Agency Mortgage &
  Asset-Backed Securities 0.2%
Chase Funding Trust Mortgage Loan Interest
  Only Asset-Backed Certificates, Series 2001-3:
  Class IA-IO, 6.00%, Due 9/25/02                                 40,000,000        1,931,200
  Class IIA-IO, 6.00%, Due 9/25/02                               145,000,000        7,000,600
Delta Funding Home Equity Loan Trust
  Interest Only Asset-Backed Certificates,
  Series 1999-2, Class F, 6.00%, Due 6/15/02                      10,613,500          348,229
                                                                               --------------
                                                                                    9,280,029
Repurchase Agreements 2.6%
ABN Amro Inc. (Dated 10/31/01), 2.59%,
  Due 11/01/01 (Repurchase proceeds
  $100,107,202); Collateralized by: United
  States Government & Agency Issues (h)                          100,100,000      100,100,000
State Street Bank (Dated 10/31/01), 2.25%,
  Due 11/01/01 (Repurchase proceeds
  $1,475,892); Collateralized by: United
  States Government Issues (h)                                     1,475,800        1,475,800
                                                                               --------------
                                                                                  101,575,800
Taxable Municipal Bonds 2.1%
New York Dormitory Authority Revenue -
  Mount Sinai and NYU Hospitals Project:
  Series C, 6.75%, Due 7/01/26 (Putable at
  $100 and Rate Reset Effective 11/01/01)                         21,500,000       21,498,941
  Series C, 7.55%, Due 7/01/26 (Putable at
  $100 and Rate Reset Effective 11/08/01)                         18,500,000       18,500,000
  Series D, 7.6255%, Due 7/01/26 (Putable at
  $100 and Rate Reset Effective 11/08/01)                         39,000,000       39,000,000
                                                                               --------------
                                                                                   78,998,941
United States Government & Agency
  Issues 0.0%
FHLMC Interest Only Participation
  Certificates, 4.00%, Due 1/25/02                                45,000,000          365,850
United States Treasury Bills,
  Due 11/29/01 thru 12/20/01 (c)                                     450,000          449,156
                                                                               --------------
                                                                                      815,006
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $338,514,254)                                  338,655,472
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,868,984,646) 99.4%                     3,833,089,769
Other Assets and Liabilities, Net 0.6%                                             22,363,695
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $3,855,453,464
=============================================================================================

FUTURES

---------------------------------------------------------------------------------------------
                                                                                 Unrealized
                                          Expiration      Underlying Face      Appreciation/
                                             Date         Amount at Value      (Depreciation)
---------------------------------------------------------------------------------------------
Purchased:
  28 Five-Year U.S. Treasury Notes           12/01          $ 3,076,063          $    40,131
  50 Ninety-Day Eurodollars                   9/02           12,166,875              306,662
Sold:
  44 Ten-Year U.S. Treasury Notes            12/01            4,906,688             (257,312)
  236 Two-Year U.S. Treasury Notes           12/01           50,079,937           (1,302,065)

SWAPS

---------------------------------------------------------------------------------------------
Open Swap contracts at October 31, 2001 consisted of the following:
---------------------------------------------------------------------------------------------
                                                                               Unrealized
                              Notional       Interest           Interest       Appreciation/
     Issuer                    Amount          Sold              Bought        (Depreciation)
---------------------------------------------------------------------------------------------
AES Corporation             $10,000,000         --                7.35%         $      --
  (Expires 2/01/02)*
CORE Limited                 14,044,000   3 Month Euro         3 Month USD             --
  (Expires 1/16/06)                       LIBOR + 80 bp       LIBOR + 78 bp
Calpine Corporation          20,000,000         --                2.50%          (130,000)
  (Expires 05/30/02)*
Columbia Healthcare          20,000,000         --                2.00%            80,400
  (Expires 6/21/02)*
Mashantucket Western         30,000,000        6.91%           3 Month USD             --
  Pequot Tribe                                                LIBOR + 28 bp
  (Expires 9/01/12)
Salomon Brothers, Inc.        4,400,000   10 Year Constant     3 Month USD             --
  (Expires 9/30/03)                       Maturity Treasury   LIBOR + 30 bp
                                              -140 bp
Tenet Healthcare             20,000,000         --                1.45%          (186,200)
  (Expires 1/30/02)*
Verizon Global               10,000,000         --                0.85%           (40,115)
  Funding Inc.
  (Expires 5/14/04)*

*Credit Default Swaps

                         STRONG MUNICIPAL ADVANTAGE FUND


                                                            Shares or
                                                            Principal                Value
                                                              Amount                (Note 2)
---------------------------------------------------------------------------------------------
Municipal Bonds 31.8%
Alabama 0.2%
Athens-Limestone, Alabama Health Care
  Authority Hospital TRAN, 4.25%,
  Due 5/01/03                                               $2,600,000             $2,652,000
Washington County, Alabama Board of
  Education Municipal Project Lease and
  Option Agreement COP, 5.10%, Due 1/31/03                     633,028                632,237
                                                                                   ----------
                                                                                    3,284,237

--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                  Shares or
                                                  Principal        Value
                                                  Amount           (Note 2)
--------------------------------------------------------------------------------
Arizona 0.3%
Pinal County, Arizona COP,
  6.25%, Due 6/01/04                                  $ 1,110,000    $ 1,138,460
Scottsdale, Arizona Municipal Property
  Corporation Excise Tax Revenue
  Refunding, 5.50%, Due 7/01/04 (f)                     1,430,000      1,517,588
University of Arizona System Revenue
  Refunding, 6.25%, Due 6/01/04                         1,800,000      1,874,736
                                                                     -----------
                                                                       4,530,784
Arkansas 0.1%
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06             2,435,000      2,501,963

Colorado 0.2%
Arapahoe County, Colorado SFMR
  Certificates - IDK Partners I Trust,
  5.25%, Due 11/01/19                                     925,739        928,415
Denver, Colorado City and County Airport
  Revenue, 8.875%, Due 11/15/12                         2,205,000      2,253,113
                                                                     -----------
                                                                       3,181,528
Connecticut 0.0%
Connecticut HFA Housing Mortgage
  Finance Program, 7.30%, Due 11/15/03                    135,000        135,000

District of Columbia 0.2%
District of Columbia GO,
  6.125%, Due 6/01/03                                   2,810,000      2,928,807

Florida 0.6%
Capital Projects Finance Authority Solid
  Waste Disposal Revenue Capital Projects
  Loan Program - Peerless Dade, Inc.
  Project, 7.50%, Due 11/01/18
  (Defaulted Effective 2/20/01)                         5,000,000      1,750,000
Orlando, Florida Greater Orlando Aviation
  Authority Airport Facilities Revenue,
  6.25%, Due 10/01/06                                   4,600,000      4,848,906
Palm Beach County, Florida School District
  GO Refunding, 5.00%, Due 8/01/03 (f)                  3,000,000      3,090,000
                                                                     -----------
                                                                       9,688,906
Idaho 0.0%
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.15%, Due 10/01/03                                     825,000        849,750

Illinois 1.2%
Buffalo Grove, Illinois Park District
  Installment Contract Certificates,
  5.40%, Due 12/30/04                                   6,645,000      6,761,287
Eureka, Illinois Educational Facilities
  Revenue - Eureka College Project, 5.95%,
  Due 1/01/19 (Putable at $100 on 1/01/04)              3,330,000      3,332,031
Illinois COP:
  4.48%, Due 6/01/04                                    1,889,118      1,926,900
  4.48%, Due 6/20/04                                    1,680,270      1,713,875
Illinois HDA MFHR, 3.625%, Due 3/31/03                  1,085,000      1,093,137
Kane, McHenry, Cook and DeKalb
  Counties, Illinois Community Unit School
  District Number 300 GO Lease Secured
  COP - School Building Project,
  6.90%, Due 12/01/04                                   2,140,000      2,257,700
Lake County, Illinois Round Lake
  Community Unit School District Number
  116 TAN Warrants, 5.875%, Due 12/01/02                3,250,000      3,349,515
                                                                     -----------
                                                                      20,434,445
Indiana 0.4%
East Chicago, Indiana School City COP,
  5.10%, Due 7/15/03                                  $ 1,590,000    $ 1,641,675
Huntington, Indiana EDR Refunding -
  Quanex Corporation Project,
  6.50%, Due 8/01/10                                    1,665,000      1,710,788
La Porte County, Indiana Hospital Authority
  Facility Revenue Refunding - La Porte
  Hospital Project, 6.25%, Due 3/01/12
  (Pre-Refunding at $102 on 3/01/03)                    3,000,000      3,206,250
North Lawrence, Indiana Community School
  Improvement Corporation First Mortgage
  Revenue, 5.20%, Due 7/01/03                           1,000,000      1,045,000
                                                                     -----------
                                                                       7,603,713
Iowa 0.0%
Cedar Rapids, Iowa First Mortgage
  Revenue - Cottage Grove Place Project,
  5.30%, Due 7/01/05                                      540,000        518,400

Kansas 0.7%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option
  Agreement, 4.47%, Due 5/01/03                         1,805,285      1,798,516
La Cygne, Kansas Environmental
  Improvement Revenue Refunding - Kansas
  City Power and Light Company Project,
  3.90%, Due 3/01/18 (Mandatory Put at
  $100 on 9/01/04)                                     10,540,000     10,658,575
                                                                     -----------
                                                                      12,457,091
Kentucky 2.2%
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.10%, Due 10/01/03                                   2,165,000      2,091,931
Kentucky Turnpike Authority Toll Road
  Revenue, 5.50%, Due 7/01/07                           2,540,000      2,551,633
Logan and Todd Counties, Kentucky Regional
  Water Commission BAN Revenue:
  3.375%, Due 8/01/03                                  18,515,000     18,598,503
  5.50%, Due 8/01/03                                   13,800,000     14,075,034
                                                                     -----------
                                                                      37,317,101
Louisiana 2.9%
Lake Charles, Louisiana Harbor and
  Terminal District Port Facilities Revenue
  Refunding - Trunkline LNG Company
  Project, 7.75%, Due 8/15/22                          18,215,000     19,288,956
Louisiana Public Facilities Authority
  Hospital Revenue Refunding - Pendleton
  Memorial Methodist Hospital Project,
  6.75%, Due 6/01/10                                      795,000        803,944
Regional Transit Authority Lease-Purchase
  Agreements, 5.50%, Due 5/01/08:
  Lease M98147                                         26,144,332     26,634,538
  Lease M98159                                          2,459,237      2,502,274
                                                                     -----------
                                                                      49,229,712
Maryland 0.1%
Maryland Master Lease, 3.635%, Due 1/01/04              1,306,904      1,305,270

Massachusetts 1.2%
Massachusetts Health and EPA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research:
  4.595%, Due 10/15/03                                 14,069,852     14,122,614
  4.698%, Due 5/07/03                                   1,139,890      1,144,164
                                                                     -----------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001

--------------------------------------------------------------------------------

                  STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Massachusetts Health and EFA Revenue -
  Milton Hospital Project, 4.50%, Due 7/01/03         $ 1,015,000    $ 1,037,838
Massachusetts Industrial Finance Agency
  Resource Recovery Revenue Refunding -
  Massachusetts Refusetech, Inc. Project,
  6.30%, Due 7/01/05                                    4,680,000      4,966,650
                                                                      ----------
                                                                      21,271,266
Michigan 0.9%
Detroit, Michigan GO, 6.35%, Due 4/01/14
  (Pre-Refunding at $102 on 4/01/03)                    2,785,000      2,966,025
Michigan Building Authority Revenue -
  State Police Communications Project,
  5.00%, Due 10/01/03                                   1,400,000      1,470,000
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 2/15/06                11,113,900     11,363,963
                                                                      ----------
                                                                      15,799,988

Minnesota 0.5%
Minnesota Master Lease, 4.305%, Due 12/01/03            6,107,922      6,130,827
Plymouth, Minnesota Revenue Refunding -
  Carlson Center Project, 7.00%, Due 4/01/12            3,145,000      3,154,120
                                                                      ----------
                                                                       9,284,947

Mississippi 0.3%
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates Project,
  4.50%, Due 9/01/05                                    2,000,000      2,025,000
Jones County, Mississippi Hospital Revenue
  Refunding - South Central Regional Medical
  Center Project, 5.00%, Due 12/01/03                   2,595,000      2,650,144
                                                                      ----------
                                                                       4,675,144

Nebraska 1.2%
Energy America Nebraska Natural Gas Revenue:
  Metropolitan Utilities District Project,
  5.30%, Due 4/01/05                                   12,283,667     12,775,014
  Nebraska Public Gas Agency Project,
  5.10%, Due 10/15/05                                   4,393,900      4,586,133
Omaha Tribe of Nebraska Public Improvements
  Authority GO, 7.50%, Due 6/01/09                      2,310,000      2,367,750
                                                                      ----------
                                                                      19,728,897

Nevada 0.8%
Humboldt County, Nevada PCR - Idaho
  Power Company Project,
  8.30%, Due 12/01/14                                  11,650,000     13,193,625

New Jersey 0.8%
New Jersey Lease Revenue Master Lease
  Purchase, 5.137%, Due 6/01/04                        12,668,114     13,016,487

New Mexico 1.1%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06               19,265,000     19,722,544

New York 0.7%
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue -
  North Shore Health System Project:
  4.00%, Due 11/01/02                                     960,000        960,547
  4.30%, Due 11/01/03                                     630,000        630,000
New York Housing Finance Agency Revenue -
  Lakeview Homes Housing Project,
  4.65%, Due 11/15/02                                  10,100,000     10,132,926
                                                                      ----------
                                                                      11,723,473

North Carolina 0.1%
Charlotte, North Carolina GO Refunding,
  5.50%, Due 7/01/04                                    2,000,000      2,060,500

Ohio 1.0%
Lorain County, Ohio Hospital Revenue
  Refunding - Catholic Healthcare Project:
  5.00%, Due 10/01/03                                   2,670,000      2,780,138
  5.00%, Due 10/01/04                                   3,000,000      3,157,500
Ohio Department of Transportation COP -
  Rickenbacker Port Project,
  6.125%, Due 4/15/15                                     305,000        308,995
Rickenbacker, Ohio Port Authority Capital
  Funding Revenue, 3.90%, Due 5/01/04                   8,300,000      8,300,415
Youngstown, Ohio City School District Energy
  Conservation Measures, 6.80%, Due 3/15/05             2,390,000      2,578,213
                                                                      ----------
                                                                      17,125,261

Oregon 0.3%
Medford, Oregon Municipal Lease-Purchase
  Agreement, 5.00%, Due 5/01/03                           684,376        686,087
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments
  Project, 5.05%, Due 10/01/11 (Mandatory
  Put at $100 on 10/01/03)                              4,000,000      4,060,000
                                                                      ----------
                                                                       4,746,087

Pennsylvania 1.9%
Derry, Pennsylvania Area School District
  GO, 6.55%, Due 9/01/06                                1,400,000      1,446,382
Lehigh County, Pennsylvania General
  Purpose Authority Revenue - KidsPeace
  Obligated Group Project:
  5.50%, Due 11/01/02                                   2,240,000      2,243,808
  5.50%, Due 11/01/03                                   2,360,000      2,365,900
  5.50%, Due 11/01/04                                   2,500,000      2,500,000
Montgomery County, Pennsylvania IDA
  First Mortgage Revenue Refunding -
  The Meadowood Corporation Project,
  5.15%, Due 12/01/03                                   1,129,000      1,102,186
Pennsylvania Higher EFA Health Services
  Revenue - University of Pennsylvania
  Health Services Project, 5.25%, Due 1/01/03           2,420,000      2,474,450
Pennsylvania Higher Education Assistance
  Agency Student Loan Revenue,
  7.05%, Due 10/01/16                                   3,500,000      3,610,740
Pennsylvania Housing Finance Agency SFMR:
  3.25%, Due 10/01/03                                   1,500,000      1,511,250
  3.60%, Due 10/01/04                                   1,685,000      1,701,850
Philadelphia, Pennsylvania Municipal
  Authority Equipment Revenue,
  5.297%, Due 10/01/04                                  8,573,292      8,851,924
Pittsburgh, Pennsylvania Urban
  Redevelopment Authority Mortgage
  Revenue, 5.15%, Due 4/01/21                           2,790,000      2,812,990
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Revenue - Moses
  Taylor Hospital Project, 5.45%, Due 7/01/03           1,350,000      1,336,500
                                                                      ----------
                                                                      31,957,980

Puerto Rico 1.3%
Commonwealth of Puerto Rico GO Refunding:
  5.00%, Due 7/01/03 (f)                               10,820,000     11,158,125
  5.00%, Due 7/01/04 (f)                                7,445,000      7,761,412
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.35%, Due 7/15/04                3,565,073      3,718,520
                                                                      ----------
                                                                      22,638,057

Rhode Island 0.5%
Rhode Island GO, 6.25%, Due 6/15/07                     7,985,000      8,325,001


--------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
South Carolina 0.1%
Greenville County, South Carolina Industrial
  Revenue - Lockheed Aeromod Center, Inc.
  Project, 7.10%, Due 11/01/11                        $ 2,500,000    $ 2,593,950

South Dakota 0.1%
Pennington County, South Dakota PCR
  Refunding - Black Hills Power and Light
  Company Project, 6.70%, Due 6/01/10                   1,000,000      1,033,060

Tennessee 1.2%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                              16,000,000     16,280,000
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/12                                   6,220,000      3,662,025
                                                                      ----------
                                                                      19,942,025

Texas 4.9%
Harris County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Memorial Hospital System
  Project, 7.125%, Due 6/01/15                          6,110,000      6,398,881
Houston, Texas Airport System Subordinated
  Lien Revenue, 6.75%, Due 7/01/08 (c)                  2,500,000      2,557,250
Mansfield, Texas Independent School District
  Capital Appreciation GO, Zero %,
  Due 2/15/03 (f)                                       1,200,000      1,161,000
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project:
  5.50%, Due 5/15/03 (f)                                8,635,000      8,969,606
  5.50%, Due 5/15/04 (f)                                3,915,000      4,125,431
  5.50%, Due 5/15/05 (f)                                3,715,000      3,956,475
  6.20%, Due 5/15/04                                    4,315,000      4,476,338
  6.30%, Due 5/15/06                                   17,265,000     17,930,738
  6.40%, Due 5/15/08                                    8,250,000      8,572,823
San Antonio, Texas Electric and Gas
  Revenue Refunding, 5.00%, Due 2/01/05                22,090,000     23,498,237
Texas Department of Housing and
  Community Affairs SFMR,
  5.25%, Due 9/01/14                                    1,890,000      1,932,525
                                                                      ----------
                                                                      83,579,304

Utah 0.4%
Eagle Mountain, Utah Special Improvement
  District Number 98-3 Special Assessment,
  5.50%, Due 12/15/08                                   3,816,000      3,868,470
Park City, Utah Redevelopment Agency
  Tax Increment Revenue Refunding:
  Series A, 4.75%, Due 12/30/02                           185,000        185,096
  Series B, 4.75%, Due 12/30/02                           450,000        450,234
  Series A, 4.85%, Due 12/30/03                           195,000        195,101
  Series B, 4.85%, Due 12/30/03                           475,000        475,247
  Series A, 4.95%, Due 12/30/04                           205,000        205,105
  Series B, 4.95%, Due 12/30/04                           500,000        500,255
  Series A, 5.05%, Due 12/30/05                           215,000        215,110
  Series B, 5.05%, Due 12/30/05                           525,000        525,268
                                                                      ----------
                                                                       6,619,886

Virginia 1.3%
Pittsylvania County, Virginia GO,
  4.00%, Due 6/01/03                                    9,000,000      9,012,150
Roanoke, Virginia IDA Hospital Revenue
  Refunding - Roanoke Memorial Hospitals
  Project, 6.20%, Due 7/01/13                          11,900,000     12,383,735
                                                                      ----------
                                                                      21,395,885

Washington 0.5%
Grant County, Washington Public Utility
  District Number 2 Priest Rapids
  Hydroelectric Development Second Series
  Revenue Refunding, 5.00%, Due 1/01/04:
  Series A                                              1,920,000      2,008,800
  Series B                                              1,385,000      1,443,863
Grant County, Washington Public Utility
  District Number 2 Wanapum Hydroelectric
  Development Second Series
  Revenue Refunding, 5.00%, Due 1/01/04:
  Series A                                                975,000      1,020,094
  Series B                                              1,105,000      1,156,106
Seattle, Washington Municipal Light and Power
  Revenue Refunding, 4.80%, Due 11/01/02                1,000,000      1,026,480
Skagit and Whatcom Counties, Washington
  Public Hospital District Number 304
  Revenue Refunding - Affiliated Health
  Services, 4.90%, Due 12/01/02                         1,400,000      1,417,906
Skagit County, Washington Public Hospital
  District Number 1 Revenue Refunding -
  Affiliated Health Services,
  4.90%, Due 12/01/02                                   1,055,000      1,068,493
                                                                      ----------
                                                                       9,141,742

Wisconsin 1.6%
Carlton, Wisconsin PCR Refunding -
  Wisconsin Public Service Corporation
  Project, 6.125%, Due 10/01/05                         5,000,000      5,226,050
Outagamie County, Wisconsin BAN,
  5.40%, Due 6/01/04                                   15,900,000     16,139,931
Racine, Wisconsin BAN, 5.00%, Due 12/01/02              2,000,000      2,003,900
Wisconsin Health and EFA Revenue - Luther
  Hospital Project, 6.125%, Due 11/15/06                3,500,000      3,675,525
                                                                      ----------
                                                                      27,045,406
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $539,631,009)                            542,587,222
--------------------------------------------------------------------------------
Variable Rate Put Bonds 18.0%
Illinois 0.2%
Illinois Health Facilities Authority Revenue
  EXTRAS - Covenant Retirement
  Communities, Inc. Project, 5.25%,
  Due 12/01/22 (Putable at $100 and Rate
  Reset Effective 12/01/02)                             3,500,000      3,575,705

Indiana 2.3%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project:
  4.40%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/03)                                     10,100,000     10,238,875
  4.75%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                     12,315,000     12,730,631
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06)                                     11,300,000     11,766,125
Warrick County, Indiana PCR - Southern
  Indiana Gas and Electric Project, 4.30%,
  Due 7/01/15 (Mandatory Put at $100
  on 7/01/04)                                           5,025,000      5,086,958
                                                                      ----------
                                                                      39,822,589

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)               October 31, 2001
--------------------------------------------------------------------------------

                  STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Kansas 0.2%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Company
  Project, 4.50%, Due 10/01/17 (Mandatory
  Put at $100 on 9/01/03)                             $ 4,000,000    $ 4,085,000

Michigan 0.1%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project,
  5.05%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/04)                                     2,500,000      2,603,125

Minnesota 0.1%
Coon Rapids, Minnesota MFHR Refunding -
  Crest Oaks Apartments Project, 3.90%, Due
  6/01/31 (Mandatory Put at $100 on 6/01/04)            1,000,000      1,002,680

Missouri 0.2%
Missouri Health and EFA Revenue -
  Rockhurst High School Project, 4.40%,
  Due 6/01/23 (Putable at $100 and Rate
  Reset Effective 6/01/03)                              3,000,000      3,101,250

Montana 0.5%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.75%,
  Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                           8,000,000      8,130,000

Nevada 0.9%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/01/03)                   15,150,000     15,509,813

New Hampshire 0.3%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                    5,000,000      5,106,250

New Jersey 0.7%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Putable at $100 and Rate Reset
  Effective 5/15/04)                                   12,500,000     12,218,750

New York 0.3%
Amherst, New York Industrial Development
  Agency Revenue - Asbury Pointe, Inc.
  Project, 5.25%, Due 2/01/35 (Mandatory
  Put at $100 on 2/01/04)                               5,000,000      4,912,500

Ohio 2.5%
Ohio Air Quality Development Authority
  Revenue Refunding:
  Ohio Edison Company Project, 4.30%,
  Due 6/01/33 (Mandatory Put at
  $100 on 6/01/03)                                        850,000        857,438
  Ohio Edison Company Project, 4.85%,
  Due 2/01/15 (Mandatory Put at
  $100 on 2/01/03)                                     12,000,000     12,165,000
  Toledo Edison Company Pollution Control
  Project, 4.00%, Due 9/01/33 (Mandatory
  Put at $100 on 9/01/03)                               3,700,000      3,718,500
Ohio Water Development Authority Facilities
  PCR Refunding:
  Cleveland Electric Illuminating Company
  Project, 4.60%, Due 10/01/30 (Mandatory
  Put at $100 on 10/01/03)                              5,950,000      6,046,688
  Ohio Edison Company Project, 4.30%,
  Due 6/01/33 (Mandatory Put at $100 on
  6/01/03)                                             20,500,000     20,679,375
                                                                      ----------
                                                                      43,467,001

Oklahoma 0.6%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding, 5.80%, Due 6/01/35
  (Mandatory Put at $100 on 12/01/04)                  11,000,000     10,725,000

Pennsylvania 0.4%
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding EXTRAS -
  The Meadowood Corporation Project,
  5.50%, Due 12/01/19 (Putable at $100
  and Rate Reset Effective 12/01/02)                    4,000,000      3,976,880
Montgomery County, Pennsylvania IDA
  PCR Refunding - Peco Energy Company,
  5.20%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/04)                                     1,000,000      1,043,750
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue EXTRAS - Pauls Run
  Project, 5.125%, Due 5/15/28 (Putable at
  $100 and Rate Reset Effective 5/15/03)                2,000,000      1,967,500
                                                                      ----------
                                                                       6,988,130

Puerto Rico 0.3%
Commonwealth of Puerto Rico Department
  of Corrections Lease, 6.41%, Due 6/09/04              1,409,936      1,411,698
Commonwealth of Puerto Rico Department of
  Family Services Lease, 6.41%, Due 8/02/04             1,764,513      1,766,719
Commonwealth of Puerto Rico Lease - Sugar
  Corporation Project, 6.43%, Due 11/30/04              1,512,768      1,514,659
                                                                      ----------
                                                                       4,693,076

Tennessee 0.1%
Shelby County, Tennessee Health, Educational
  and Housing Facilities Board Health Care
  Facilities Revenue EXTRAS - Kirby Pines
  Retirement Community Project, 5.50%,
  Due 11/15/27 (Putable at $100 and Rate
  Reset Effective 11/15/02)                             2,450,000      2,440,543

Texas 4.6%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at $100
  on 11/15/03)                                          6,070,000      5,956,187
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                    2,500,000      2,578,125
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project:
  4.80%, Due 4/01/33 (Mandatory Put at
  $100 on 4/01/03)                                     20,000,000     20,450,000
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 on 4/01/04)                                      6,000,000      6,135,000

--------------------------------------------------------------------------------
                   STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                  Shares or
                                                   Principal           Value
                                                   Amount              (Note 2)
--------------------------------------------------------------------------------
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue -
  Carillon, Inc. Project, 5.75%, Due 7/01/29
  (Mandatory Put at $100 on 7/01/04)             $ 1,295,000         $ 1,291,763
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company (f):
  3.75%, Due 5/01/30 (Mandatory Put at
  $100 on 11/01/03)                               26,100,000          26,100,000
  4.00%, Due 5/01/30 (Mandatory Put at
  $100 on 11/01/03)                                5,000,000           5,000,000
North Central Texas Health Facility
  Development Corporation Health Facility
  Development Revenue EXTRAS - C.C.
  Young Memorial Home Project, 5.00%,
  Due 2/15/28 (Putable at $100 and Rate
  Reset Effective 2/15/03)                          1,575,000          1,567,125
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 4.90%, Due
  5/01/28 (Mandatory Put at $100 on 5/01/03)       10,025,000         10,187,906
                                                                      ----------
                                                                      79,266,106
Virginia 0.9%
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put at
  $100 on 11/15/03)                                11,000,000         11,522,500
Rockingham County, Virginia IDA Residential
  Care Facility First Mortgage Revenue -
  Virginia Mennonite Retirement Community
  Project, 5.10%, Due 4/01/32 (Putable at
  $100 and Rate Reset Effective 4/01/03)            3,250,000          3,213,437
                                                                      ----------
                                                                      14,735,937
Washington 0.1%
Chelan County, Washington Public Utility
  District Number 1 Consolidated Revenue -
  Chelan Hydro Project, 7.60%, Due 7/01/25
  (Mandatory Put at $100 on 7/01/11)                1,000,000          1,085,000

Multiple States 2.7%
Municipal Mortgage & Equity LLC MFHR
  Certificates, 4.95%, Due 8/15/23
  (Mandatory Put at $100 on 8/15/05)                44,992,006        45,723,126
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $305,886,121)                    309,191,581
--------------------------------------------------------------------------------
Short-Term Investments (a) 53.5%
Municipal Bonds 13.7%
Alabama 0.7%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - VisionLand Alabama Project,
  6.00%, Due 2/01/20 (Putable at $100
  on 2/01/02) (Defaulted Effective 2/01/01)         32,045,000        11,215,750

American Samoa 0.1%
Territory of American Samoa GO
  Refunding, 5.50%, Due 9/01/02                      1,010,000         1,034,381

Arkansas 0.3%
Arkansas DFA MFHR - Caraway Commons
  Project, 6.95%, Due 9/01/30 (Mandatory
  Put at $100 on 12/01/01)                           5,245,000         5,297,450

California 1.5%
San Joaquin Hills, California Transportation
  Corridor Agency Toll Road Capital
  Appreciation Revenue Refunding,
  Zero %, Due 1/15/02                               20,590,000        20,487,256
Yuba, California Community College
  District TRAN, 5.25%, Due 11/30/01                 5,600,000         5,609,632
                                                                      ----------
                                                                      26,096,888

Colorado 0.1%
Colorado HFA, 6.40%, Due 8/01/06
  (Pre-Refunding at $102 on 8/01/02)                 2,275,000         2,369,890

Florida 0.3%
Escambia County, Florida Housing
  Corporation Housing Revenue - Royal
  Arms Project, 7.00%, Due 7/01/17
  (Mandatory Put at $100 on 1/01/02)                 9,015,000         5,859,750

Idaho 0.3%
Boise, Idaho Housing Authority Revenue -
  Hobbler Place Project, 5.25%, Due 2/01/02          2,870,000         2,870,000
Rupert, Idaho BAN, 5.75%, Due 11/30/01               1,805,000         1,809,855
                                                                       ---------
                                                                       4,679,855
Illinois 1.3%
Grundy, Kendall & Will Counties, Illinois
  Minooka Community High School District
  Number 111 GO, 5.50%, Due 1/01/11
  (Mandatory Put at $100 on 11/10/01)                9,000,000         9,004,320
Hoffman Estates, Illinois Tax Increment
  Revenue - Hoffman Estates Development
  Project, 6.60%, Due 5/15/02                        1,000,000         1,021,250
Illinois DFA MFHR - Town and Garden
  Apartments Project, 7.20%, Due 9/01/08
  (Pre-Refunding at $102 on 3/01/02)                 2,250,000         2,330,483
Illinois DFA RAN, 4.75%, Due 7/24/02                 6,375,000         6,386,046
Lake, Cook, Kane & McHenry Counties,
  Illinois Community Unit School District
  Number 22 Tax Anticipation Warrants,
  4.72%, Due 12/20/01                                3,700,000         3,711,211
                                                                      ----------
                                                                      22,453,310
Indiana 0.0%
East Chicago, Indiana School City COP,
  5.50%, Due 7/15/02                                   725,000           737,985

Kansas 0.1%
Leavenworth, Kansas Temporary Notes,
  5.375%, Due 3/01/02                                  850,000           852,150

Kentucky 0.1%
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.00%, Due 10/01/02                                2,300,000         2,263,683

Louisiana 3.4%
Louisiana Public Facilities Authority MFHR -
  Whitten Foundation Project:
  6.75%, Due 2/01/02                                26,700,000        25,365,000
  7.00%, Due 2/01/02                                29,815,000        28,324,250
Ouachita Parish, Louisiana IDB, Inc. Revenue
  Refunding - Physicians and Surgeons Medical
  Complex Project, 4.80%, Due 8/01/02                3,750,000         3,796,313
                                                                      ----------
                                                                      57,485,563

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Maryland 0.3%
Maryland Transportation Authority Revenue,
  6.30%, Due 7/01/02                                 $  4,550,000   $  4,659,882

Massachusetts 0.1%
Municipal Tax-Exempt Trust Certificates,
  4.20%, Due 10/07/02                                     944,119        947,319

Mississippi 0.1%
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue,
  6.20%, Due 1/01/02                                    1,200,000      1,206,192

Nevada 0.0%
Reno-Sparks, Nevada Convention and
  Visitors Authority Limited Obligation
  Refunding, 6.25%, Due 11/01/01                          795,000        795,000

New Jersey 0.3%
East Orange, New Jersey TAN,
  4.25%, Due 8/12/02                                    3,500,000      3,560,795
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 12/01/01
  (Defaulted Effective 12/21/99)                        2,699,145      1,214,615
                                                                    ------------
                                                                       4,775,410

New York 1.2%
Buffalo, New York RAN, 3.60%, Due 6/27/02              14,000,000     14,026,507
New York COP, 4.50%, Due 2/01/02                        2,195,000      2,203,736
Schenectady, New York City School District
  RAN, 3.50%, Due 6/28/02                               5,000,000      5,030,550
                                                                    ------------
                                                                      21,260,793

North Carolina 0.3%
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  5.00%, Due 1/01/02                                    5,110,000      5,126,710

North Dakota 0.2%
Hankinson, North Dakota Temporary Loan
  Anticipation Revenue, 3.50%, Due 8/15/02              3,380,000      3,407,108

Ohio 0.3%
American Municipal Power-Ohio, Inc. BAN:
  Edgerton Village Project,
  4.75%, Due 12/14/01                                   2,000,000      2,005,920
  Monroeville Village Project,
  4.95%, Due 11/29/01                                   1,800,000      1,803,834
  Woodsfield Village Project,
  4.00%, Due 2/08/02                                    1,000,000      1,004,610
                                                                    ------------
                                                                       4,814,364

Pennsylvania 0.7%
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - KidsPeace Obligated
  Group Project, 5.50%, Due 11/01/01                    2,125,000      2,125,000
McKean County, Pennsylvania TRAN,
  4.40%, Due 12/30/01                                   3,500,000      3,512,320
Norristown, Pennsylvania TRAN,
  4.75%, Due 12/28/01                                   1,750,000      1,756,773
Northumberland County, Pennsylvania
  TRAN, 4.85%, Due 12/31/01                             3,750,000      3,766,725
Scranton, Lackawanna County, Pennsylvania
  Health and Welfare Authority Hospital
  Revenue - Moses Taylor Hospital Project,
  5.25%, Due 7/01/02                                    1,280,000      1,275,430
                                                                    ------------
                                                                      12,436,248

Tennessee 0.6%
Knox County, Tennessee IDB IDR - Spartan
  Fund Systems, Inc. Project, 7.50%,
  Due 12/01/12 (Mandatory Put at
  $100 on 12/01/01)                                     1,500,000      1,503,780
Maryville, Tennessee IDB IDR - Spartan
  Food Systems, Inc. Project, 7.50%,
  Due 12/01/12 (Mandatory Put at $100
  on 12/01/01)                                          1,500,000      1,501,320
Tennessee Energy Acquisition Corporation
  Gas Revenue Notes:
  3.75%, Due 6/06/02                                    2,500,000      2,506,106
  4.50%, Due 3/29/02                                    5,000,000      5,024,450
                                                                    ------------
                                                                      10,535,656

Texas 0.1%
Falcons Lair, Texas Utility and Reclamation
  District COP, 6.25%, Due 10/15/02                     1,000,000        830,000

Utah 0.1%
Park City, Utah Redevelopment Agency Tax
  Increment Revenue, 4.65%, Due 12/30/01:
  Series A                                                180,000        180,315
  Series B                                                430,000        430,752
Salt Lake City, Utah Redevelopment Agency
  Central Business District Neighborhood
  Redevelopment Tax Increment Revenue
  Refunding, 4.75%, Due 10/01/02                        1,455,000      1,486,079
                                                                    ------------
                                                                       2,097,146

Virgin Islands 0.0%
Virgin Islands Water and Power Authority
  Electric System Revenue Refunding,
  5.00%, Due 7/01/02                                      800,000        814,104

Wisconsin 1.2%
Elmbrook School District TRAN,
  3.13%, Due 8/21/02                                    9,800,000      9,865,072
Wisconsin GO, 2.795%, Due 8/01/02                      10,000,000     10,058,600
                                                                    ------------
                                                                      19,923,672
                                                                    ------------
Total Municipal Bonds                                                233,976,259
Variable Rate Put Bonds 9.6%
Alabama 0.0%
Selma, Alabama IDB PCR - International
  Paper Company Project, 4.25%,
  Due 7/15/06 (Putable at $100 and Rate Reset
  Effective 7/15/02)                                    1,000,000      1,000,000

Arizona 1.2%
Pima County, Arizona IDA MFHR - Casa
  Loma Apartments Project, 6.20%,
  Due 1/01/34 (Mandatory Put at $100
  on 1/01/02)                                          20,740,000     20,756,385

California 1.2%
Chula Vista, California IDR, 4.05%,
  Due 12/01/27 (Mandatory Put at $100
  on 2/15/02)                                          20,000,000     20,000,000

Colorado 0.2%
Colorado Health Facilities Authority Revenue
  EXTRAS - Baptist Home Association of the
  Rocky Mountains, Inc. Project, 5.75%,
  Due 8/15/27 (Putable at $100 and Rate
  Reset Effective 8/15/02)                              3,000,000      2,935,440


--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                          Shares or
                                                          Principal     Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Florida 0.4%
Escambia County, Florida Housing
  Corporation Housing Revenue - Wellington
  Arms Project, 7.375%, Due 9/01/16 (Putable
  at $100 and Rate Reset Effective 1/01/02)
  (Defaulted Effective 9/01/01)                      $ 10,555,000   $  6,860,750

Georgia 0.2%
Decatur County, Georgia Bainbridge IDA
  IDR - John B. Sanfilippo & Son, Inc.
  Project, 5.375%, Due 6/01/17 (Mandatory
  Put at $100 on 6/01/02)                               2,720,000      2,723,808

Illinois 1.3%
Chicago, Illinois MFHR - Chicago Beach
  Apartments Project, 5.50%, Due 2/01/17
  (Mandatory Put at $100 on 2/01/02)                    2,725,000      2,740,287
Robbins, Illinois Resource Recovery Revenue
  Refunding - Robbins Resource Recovery
  Partners, 4.90%, Due 10/15/17 (Mandatory
  Put at $100 on 10/15/02)                             20,350,000     20,001,201
                                                                    ------------
                                                                      22,741,488

Indiana 1.3%
Anderson, Indiana MFHR - Cross Lakes
  Apartments Project, 5.50%, Due 7/01/33
  (Mandatory Put at $100 on 1/01/02)                    8,265,000      8,265,000
Indiana DFA Solid Waste Disposal Revenue -
  Waste Management, Inc. Project, 3.50%,
  Due 10/01/31 (Mandatory Put at $100
  on 10/01/02)                                          4,000,000      4,000,000
Indianapolis, Indiana MFHR - Covered
  Bridge Project, 5.35%, Due 4/01/30
  (Mandatory Put at $100 on 4/01/02)                    9,760,000      9,760,000
                                                                    ------------
                                                                      22,025,000

Massachusetts 0.0%
Northborough, Massachusetts Industrial
  Finance Authority Industrial Revenue -
  Newcorr Packaging, Ltd. Project,
  4.80%, Due 9/01/02                                      945,000        958,599

New Hampshire 0.6%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.35%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/02)                   10,000,000     10,069,100

Ohio 0.2%
Ohio Air Quality Development Authority
  Revenue - Cincinnati Gas & Electric
  Company Project, 3.70%, Due 8/01/33
  (Mandatory Put at $100 on 8/01/02)                    3,000,000      3,005,400

Pennsylvania 1.7%
Chester County, Pennsylvania Health and
  Education Facilities Authority Revenue -
  Barclay Friends Project, 4.60%, Due 8/01/25
  (Mandatory Put at $100 on 8/01/02)                    2,340,000      2,367,401
Clinton County, Pennsylvania IDA Solid
  Waste Disposal Revenue - International
  Paper Company Project, 4.73%, Due 9/01/22
  (Mandatory Put at $100 on 1/15/02)                   26,500,000     26,542,665
                                                                    ------------
                                                                      28,910,066

South Carolina 0.2%
Charleston County, South Carolina First
  Mortgage Health Facilities Revenue - The
  Episcopal Church Home Project, 5.30%,
  Due 4/01/27 (Putable at $100 and Rate
  Reset Effective 10/01/02)                             3,000,000      2,976,900

Texas 1.1%
Ivy Walk Apartments Trust Variable Rate
  Pass-Thru Certificates, 5.20%, Due 3/01/07
  (Mandatory Put at $100 on 3/01/02)                    6,590,000      6,590,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company, Series A,
  4.90%, Due 5/01/30 (Mandatory Put at
  $100 on 11/01/01)                                     5,100,000      5,100,000
Tarrant County, Texas HFC MFHR -
  Windrush Project, 6.00%, Due 10/01/34
  (Mandatory Put at $100 on 10/01/02)                   3,780,000      3,795,158
Texarkana, Texas HFC MFHR - Tanglewood
  Terrace Apartments Project, 5.75%,
  Due 6/01/29 (Mandatory Put at $100
  on 6/01/02)                                           4,215,000      4,004,250
                                                                    ------------
                                                                      19,489,408
                                                                    ------------
Total Variable Rate Put Bonds                                        164,452,344

Annual Variable Rate Put Bonds 1.0% (d)
Alabama 0.2%
Selma, Alabama IDB Solid Waste Disposal
  Revenue - International Paper Company
  Project, 4.00%,  Due 9/01/02                          2,900,000      2,905,655

Georgia 0.2%
Crisp County, Georgia Development
  Authority Solid Waste Disposal Revenue -
  International Paper Company Project,
  4.90%, Due 3/01/02                                    3,000,000      3,009,450

Maine 0.2%
Jay, Maine Solid Waste Disposal Revenue -
  International Paper Company Project,
  4.00%, Due 9/01/02                                    3,600,000      3,600,000

New York 0.1%
Corinth, New York Industrial Development
  Agency Solid Waste Disposal Revenue -
  International Paper Company Project,
  4.90%, Due 3/01/02                                    1,800,000      1,806,696

Ohio 0.1%
Sharonville, Ohio IDR - Ralston Purina
  Company Project, 5.25%, Due 12/01/01                  1,000,000      1,000,000

Oregon 0.1%
Port of Portland, Oregon Terminal Facilities
  Revenue - Union Pacific Railroad Company
  Project, 5.30%, Due 12/01/01                          2,045,000      2,045,000

South Dakota 0.1%
Aberdeen, South Dakota EDR,
  3.875%, Due 5/01/02                                   2,725,000      2,725,000
                                                                    ------------
Total Annual Variable Rate Put Bonds                                  17,091,801

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                           Shares or
                                                           Principal    Value
                                                           Amount       (Note 2)
--------------------------------------------------------------------------------
Semi-Annual Variable Rate Put Bonds 1.6% (d)
Alabama 0.3%
Mobile, Alabama IDB PCR Refunding -
  International Paper Company Project,
  4.00%, Due 12/01/01                                $  5,100,000   $  5,100,000

California 0.7%
Huntington Park, California Redevelopment
  Agency IDR - Huntington Park Project,
  4.25%, Due 2/01/02                                    1,115,000      1,115,000
Sacramento, California Municipal Utility
  District Electric Revenue,
  3.30%, Due 11/14/01                                  10,600,000     10,600,000
                                                                    ------------
                                                                      11,715,000
Kentucky 0.6%
Morgantown, Kentucky IDR - Flex Sumitomo
  Electric Wiring System, 3.60%, Due 4/01/02           10,000,000     10,000,000
                                                                    ------------
Total Semi-Annual Variable Rate Put Bonds                             26,815,000

Monthly Variable Rate Put Bonds 8.8% (d)
California 0.8%
California Statewide Communities
  Development Authority COP:
  Eskaton Properties, Inc. Project,
  2.60%, Due 11/07/01                                   2,500,000      2,500,000
  Eskaton Properties, Inc. Project,
  2.60%, Due 11/08/01                                   6,600,000      6,600,000
  Retirement Housing Foundation Project,
  3.25%, Due 11/27/01                                   3,600,000      3,600,000
                                                                    ------------
                                                                      12,700,000

District of Columbia 0.7%
District of Columbia Revenue,
  2.60%, Due 11/09/01                                  12,100,000     12,100,000

Florida 1.3%
Alachua County, Florida IDR - Stars-North
  Florida Retirement Project,
  2.55%, Due 11/01/01                                   6,300,000      6,300,000
Brevard County, Florida Health Facilities
  Authority Revenue Refunding -
  Retirement Housing Foundation Project,
  3.25%, Due 11/27/01                                  14,400,000     14,400,000
Volusia County, Florida IDA Revenue
  Refunding, 3.25%, Due 11/28/01                        2,000,000      2,000,000
                                                                    ------------
                                                                      22,700,000

Indiana 0.2%
Clarksville Industry Revenue Refunding -
  Retirement Housing Foundation Project,
  3.50%, Due 11/27/01                                   3,100,000      3,100,000

Louisiana 0.6%
Calcasieu Parish, Louisiana Memorial
  Hospital Service District Hospital
  Revenue - Lake Charles Memorial Hospital
  Project, 3.50%, Due 12/05/01                         10,685,000     10,685,000

Massachusetts 3.8%
Massachusetts Industrial Finance Agency
  Industrial Revenue - New England Milling
  Company Project, 3.18%, Due 12/03/01                 10,000,000     10,000,000
Massachusetts Port Authority Special
  Facilities Revenue - Delta Air Lines
  Project, 2.25%, Due 11/01/01                         55,475,000     55,475,000
                                                                    ------------
                                                                      65,475,000

Missouri 0.3%
Desloge, Missouri IDA IDR Refunding -
  National Healthcorp Project, 4.00%,
  Due 12/03/01                                          2,220,000      2,220,000
Dunklin County, Missouri IDA IDR
  Refunding - National Healthcorp Project,
  4.00% , Due 12/03/01                                  2,205,000      2,205,000
                                                                    ------------
                                                                       4,425,000

New York 0.7%
New York Dormitory Authority Revenue -
  Mount Sinai and NYU Hospitals Project,
  4.85%, Due 11/07/01                                  11,000,000     11,000,000

South Dakota 0.4%
Sioux Falls, South Dakota EDR Refunding -
  City Centre Hotel Corporation Project,
  7.00%, Due 12/03/01                                   7,460,700      7,460,700
                                                                    ------------
Total Monthly Variable Rate Put Bonds                                149,645,700

Weekly Variable Rate Put Bonds 9.3% (d)
Alabama 0.2%
Arab, Alabama IDB Revenue - SCI
  Manufacturing, Inc. Project,
  4.00%, Due 11/08/01                                   3,650,000      3,650,000

California 0.7%
California Trusts, 4.05%, Due 11/08/01                 12,640,000     12,640,000

Colorado 1.8%
Arapahoe County, Colorado IDR - Denver
  JetCenter, Inc. Project, 5.40%, Due 11/08/01          1,600,000      1,600,000
Denver, Colorado City and County MFHR
  Refunding - The Seasons Apartments
  Project, 3.73%, Due 11/08/01                         28,000,000     29,155,000
                                                                    ------------
                                                                      30,755,000

Georgia 0.9%
Jefferson, Georgia Development Authority
  IDR - Sumitomo Plastics America, Inc.
  Project, 3.60%, Due 11/08/01                          5,000,000      5,000,000
Rockdale County, Georgia Development
  Authority IDR - Takabashi Works UAA,
  Inc. Project, 3.45%, Due 11/08/01                     6,200,000      6,200,000
Thomaston-Upson County, Georgia IDA
  IDR - Yamaha Music Manufacturing
  Project, 4.20%, Due 11/08/01                          5,000,000      5,000,000
                                                                    ------------
                                                                      16,200,000

Illinois 0.5%
Illinois DFA IDR - Miyano Machy USA, Inc.
  Project, 4.10%, Due 11/08/01                          7,250,000      7,250,000
Salem, Illinois IDR - Americana Building
  Products Project, 3.40%, Due 11/08/01                 2,135,000      2,135,000
                                                                    ------------
                                                                       9,385,000

Kansas 0.3%
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation
  Project, 3.30%, Due 11/08/01                          5,200,000      5,200,000

Kentucky 0.4%
Hopkinsville, Kentucky IDR - Douglas
  Autotech Corporation Project,
  4.20%, Due 11/08/01                                   6,900,000      6,900,000

--------------------------------------------------------------------------------
                  STRONG MUNICIPAL ADVANTAGE FUND (continued)

                                                                   Shares or
                                                                   Principal             Value
                                                                     Amount            (Note 2)
--------------------------------------------------------------------------------------------------
Louisiana 0.1%
Louisiana Local Government Environmental
  Facilities and Community Development
  Authority Revenue - Cospolich, Inc.
  Project, 3.20%, Due 11/08/01                                    $  2,000,000     $    2,000,000

Minnesota 0.7%
Edina, Minnesota MFMR Refunding - Vernon
  Terrace Project, 2.85%, Due 11/08/01                               5,980,000          5,980,000
North Suburban Hospital District CDR
  Refunding - Excel Realty Partners
  Project, 3.40%, Due 11/08/01                                       5,400,000          5,400,000
                                                                                   --------------
                                                                                       11,380,000

Missouri 0.5%
Jefferson County, Missouri IDA Industrial
  Revenue Refunding - Festus Manor Nursing
  Home Project, 2.98%, Due 11/08/01                                  1,360,000          1,360,000
St. Louis County, Missouri IDA Revenue -
  Allied Ring Project, 3.65%, Due 11/08/01                           3,875,000          3,875,000
St. Louis, Missouri Port Authority IDR
  Refunding - Italgrani USA, Inc. Project,
  3.00%, Due 11/08/01                                                2,600,000          2,600,000
                                                                                   --------------
                                                                                        7,835,000

North Carolina 0.2%
Mecklenburg County, North Carolina
  Industrial Facilities and PCFA Industrial
  Revenue - Okaya Shinnichi Corporation
  of America Project, 3.95%, Due 11/08/01                            3,290,000          3,290,000

Ohio 0.3%
Piqua, Ohio IDR - Berwick Steel Company
  Project, 3.35%, Due 11/08/01                                       5,800,000          5,800,000

Oregon 0.2%
Oregon EDR - Toyo Tanso USA, Inc. Project,
  4.00%, Due 11/08/01                                                3,000,000          3,000,000

Pennsylvania 0.2%
Elk County, Pennsylvania IDA Flexible Mode
  IDR Refunding - Stackpole Corporation
  Project, 2.75%, Due 11/08/01                                       2,750,000          2,750,000

Puerto Rico 0.0%
Puerto Rico Electric Power Authority Power
  Revenue, 1.98%, Due 11/08/01                                         200,000            200,000

Tennessee 0.3%
Dickson, Tennessee Health, Educational &
  Housing Facilities Board MFHR -
  Autumn Park Apartments Project,
  3.20%, Due 11/08/01                                                5,000,000          5,000,000

Texas 1.1%
Angelina and Neches River Authority
  Refunding - Temple-Inland Forest Products
  Corporation Project, 3.30%, Due 11/08/01                           7,350,000          7,350,000
Harris County, Texas HFC MFHR - Torrey
  Chase Apartments Project,
  3.18%, Due 11/08/01                                                5,420,000          5,420,000
Waller County, Texas IDC IDR - McKesson
  Water Products Projects, 3.15%, Due 11/08/01                       6,000,000          6,000,000
                                                                                   --------------
                                                                                       18,770,000

Virginia 0.2%
Virginia Small Business Financing Authority
  IDR - International Parkway Association
  Project, 3.10%, Due 11/08/01                                       2,570,000          2,570,000

Washington 0.3%
Lummi Nation, Washington Revenue - Life
  Assisted Living Project, 3.10%, Due 11/08/01                       1,655,000          1,655,000
Yakima, Washington Housing Authority
  Revenue - Klickitat Valley Hospital
  Project, 3.10%, Due 11/08/01                                       3,215,000          3,215,000
                                                                                   --------------
                                                                                        4,870,000

Wisconsin 0.4%
Delafield, Wisconsin Community
  Development Authority Revenue -
  University Lake School Project,
  2.05%, Due 11/08/01                                                1,000,000          1,000,000
Green Bay, Wisconsin Brown County
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project,
  1.95%, Due 11/08/01                                                  200,000            200,000
Menomonee Falls, Wisconsin IDR - Butler
  Paper Company Project, 4.10%, Due 11/08/01                         2,000,000          2,000,000
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - Helwig Carbon Products
  Project, 2.45%, Due 11/08/01                                       1,895,000          1,895,000
Milwaukee, Wisconsin Redevelopment
  Authority Redevelopment Revenue -
  American Society for Quality Project,
  2.10%, Due 11/08/01                                                1,665,000          1,665,000
                                                                                   --------------
                                                                                        6,760,000
                                                                                   --------------
Total Weekly Variable Rate Put Bonds                                                  158,955,000

Daily Variable Rate Put Bonds 2.0% (d)
California
California PCFA PCR Refunding - Pacific
  Gas and Electric Company Project,
  2.35%, Due 11/01/01                                               33,885,000         33,885,000

Municipal Money Market Funds 7.5%
Multiple States
Strong Municipal Money Market Fund (g)                             128,500,000        128,500,000
-------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $943,859,330)                                      913,321,104
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,789,376,460) 103.3%                        1,765,099,907
Other Assets and Liabilities, Net (3.3%)                                              (56,704,823)
-------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                  $1,708,395,084
=================================================================================================




FUTURES
-------------------------------------------------------------------------------------------------
                                                                     Underlying      Unrealized
                                                 Expiration         Face Amount     Appreciation/
                                                    Date             at Value      (Depreciation)
-------------------------------------------------------------------------------------------------
Sold:
 30 Five-Year U.S. Treasury Notes                  12/01           $ 3,295,781       ($ 35,078)
145 Two-Year U.S. Treasury Notes                   12/01            30,769,453        (272,578)

SWAPS
-------------------------------------------------------------------------------------------------
Open Interest Rate Swap contracts at October 31, 2001 consisted of the following:
-------------------------------------------------------------------------------------------------
                                                                                     Unrealized
                                     Notional    Interest          Interest         Appreciation/
      Issuer                          Amount       Sold             Bought         (Depreciation)
-------------------------------------------------------------------------------------------------
Goldman Sachs                      $100,000,000   4.64%             TBMA            ($2,008,900)
  Capital Markets, L.P.                                       Municipal Average
  (Expires 7/14/02)                                               Swap Index

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                              October 31, 2001
----------------------------------------------------------------------------------------------------------------
                                          STRONG HERITAGE MONEY FUND
                                                               Principal     Yield to   Maturity    Amortized
                                                                Amount       Maturity   Date (d)   Cost (Note 2)
----------------------------------------------------------------------------------------------------------------
Commercial Paper 81.4%
AES Hawaii, Inc.                                               $30,000,000   2.28%     11/28/01   $29,948,700
AES Shady Point, Inc.                                            4,000,000   2.35      12/06/01     3,990,861
                                                                17,375,000   2.45      11/20/01    17,352,533
Alpine Securitization Corporation (b)                           10,000,000   2.30      12/20/01     9,968,694
                                                                 5,000,000   2.37      11/29/01     4,990,783
                                                                 4,500,000   2.39      11/26/01     4,492,531
American Honda Finance Corporation                              12,860,000   2.57      11/07/01    12,854,492
Amstel Funding Corporation (b)                                   5,444,000   2.51      11/01/01     5,444,000
                                                                13,100,000   2.51      11/09/01    13,092,693
                                                                 5,000,000   2.80       3/08/02     4,950,611
Atlantis One Funding Corporation (b)                             7,000,000   2.25       2/15/02     6,953,625
                                                                 7,700,000   2.50      11/01/01     7,700,000
                                                                 5,000,000   2.53      11/26/01     4,991,215
BNP Paribas Finance, Inc.                                        4,000,000   3.56      12/28/01     3,977,453
                                                                14,000,000   3.87      11/19/01    13,972,910
Banco Bradesco SA                                               29,000,000   3.71      12/28/01    28,829,839
Bavaria Universal Funding Corporation (b)                       11,182,000   2.32      11/27/01    11,161,372
                                                                 6,307,000   2.52      12/17/01     6,286,692
                                                                 7,077,000   3.45      11/28/01     7,058,688
                                                                 5,886,000   4.07      11/02/01     5,885,335
Bayerische Hypo-Und Vereinsbank AG                              10,000,000   3.91      11/07/01     9,993,483
Beta Finance, Inc. (b)                                          15,000,000   2.55       2/28/02    14,873,563
                                                                 2,500,000   2.55       3/04/02     2,478,219
Blue Ridge Asset Funding Corporation (b)                         4,350,000   2.45      11/21/01     4,344,079
                                                                 5,036,000   2.95      12/14/01     5,018,255
                                                                 3,028,000   3.40      11/26/01     3,020,851
                                                                 4,800,000   3.42      11/08/01     4,796,808
Brazos River/Brazoria County, Texas Harbor
   Navigational District Revenue                                 8,000,000   3.61      11/07/01     8,000,000
British Aerospace North America, Inc. (b)                       15,000,000   3.78      11/28/01    14,957,475
British Transco Capital, Inc. (b)                               29,500,000   2.65       1/25/02    29,315,420
CC, Inc. (b)                                                     4,600,000   3.34       1/22/02     4,565,004
                                                                 6,215,000   3.87      11/09/01     6,209,651
CXC, Inc. (b)                                                    8,000,000   2.28      12/11/01     7,979,733
                                                                 9,000,000   3.41      12/06/01     8,970,163
Calcasieu Parish, Inc. Louisiana IDB
   Environmental Revenue                                         8,000,000   2.30       1/10/02     8,000,000
California PCFA Environmental Improvement
   Revenue                                                      21,000,000   2.40      12/10/01    21,000,000
Centric Capital Corporation (b)                                  6,300,000   2.28      12/21/01     6,280,050
                                                                 4,000,000   2.93      12/13/01     3,986,327
Chevron UK Investment PLC                                       10,600,000   3.63      11/06/01    10,594,656
Compass Securitization LLC (b)                                   2,500,000   2.40      11/23/01     2,496,333
                                                                 8,000,000   2.50      11/02/01     7,999,444
                                                                 2,062,000   2.52      11/07/01     2,061,134
                                                                 7,145,000   2.85      12/12/01     7,121,809
                                                                 2,935,000   2.95      11/13/01     2,932,114
Cooperative Association Tractor Dealers, Inc.:
   Series A                                                      7,500,000   2.41      11/21/01     7,489,947
                                                                 2,000,000   2.45      11/19/01     1,997,550
                                                                 5,400,000   2.60      11/05/01     5,398,440
   Series B                                                      3,100,000   2.32      11/27/01     3,094,806
                                                                16,000,000   2.32      11/28/01    15,972,160
                                                                 1,000,000   2.45      11/19/01       998,775
                                                                   800,000   2.48      11/08/01       799,614
Danske Corporation                                              29,600,000   3.63       3/26/02    29,167,223
Delaware Funding Corporation (b)                                 6,000,000   2.31      12/13/01     5,983,830
                                                                 7,712,000   2.50      11/05/01     7,709,858
                                                                14,800,000   2.50      11/06/01    14,794,861
Enterprise Funding Corporation (b)                               8,162,000   2.50      11/07/01     8,158,599
                                                                13,950,000   2.50      11/08/01    13,943,219
Equilon Enterprises LLC                                          5,700,000   2.52      11/06/01     5,698,068
                                                                 2,150,000   2.44      11/08/01     2,148,947
Erasmus Capital Corporation (b)                                 15,838,000   2.72      11/07/01    15,830,239
Eureka Securitization, Inc. (b)                                  2,075,000   2.28       1/17/02     2,064,881
                                                                10,000,000   2.50      11/06/01     9,996,528


------------------------------------------------------------------------------------------------------------------------------------
                    STRONG HERITAGE MONEY FUND (continued)
                                                                         Principal       Yield to       Maturity         Amortized
                                                                         Amount          Maturity        Date(d)       Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Fidex PLC (b)                                                            $ 3,500,000      3.50%         11/08/01       $ 3,497,618
                                                                           3,979,000      3.57          11/29/01         3,967,952
                                                                           9,863,000      3.67          11/14/01         9,849,929
                                                                           9,658,000      3.67          11/15/01         9,644,216
Formosa Plastics Corporation USA                                           7,000,000      2.90          11/14/01         6,992,670
Forrestal Funding Master Trust (b)                                        15,135,000      2.28          11/30/01        15,106,256
Fountain Square Commercial Corporation (b)                                 3,951,000      2.24          12/21/01         3,938,708
                                                                           4,956,000      2.28           1/22/02         4,930,262
                                                                           5,000,000      2.29          11/29/01         4,991,094
                                                                           1,407,000      2.55          12/31/01         1,401,020
                                                                           3,667,000      3.56          11/01/01         3,667,000
                                                                           2,478,000      3.56          11/02/01         2,477,755
                                                                           2,188,000      3.90          11/19/01         2,183,733
GOVCO, Inc. (b)                                                            7,000,000      2.28           1/18/02         6,965,420
                                                                           8,170,000      2.75          12/17/01         8,141,292
                                                                          15,500,000      3.41          11/20/01        15,472,104
Galaxy Funding, Inc. (b)                                                  17,008,000      3.43          12/27/01        16,916,988
                                                                          12,000,000      3.54          12/20/01        11,942,180
General Electric Capital Corporation                                       3,462,000      3.32          12/27/01         3,444,121
                                                                          22,500,000      4.04          12/28/01        22,356,075
Goldman Sachs Group LP                                                    18,200,000      4.07          11/09/01        18,183,542
Greenwich Funding Corporation (b)                                         12,169,000      3.30          12/07/01        12,128,842
Gulf Coast Waste Disposal Authority PCR                                    8,000,000      3.47          11/13/01         8,000,000
Henkel Corporation (b)                                                     5,000,000      2.35          12/10/01         4,987,271
                                                                           6,000,000      2.35          12/14/01         5,983,158
                                                                           8,000,000      3.30           2/07/02         7,928,133
                                                                           3,700,000      3.53          11/06/01         3,698,186
ING America Insurance Holdings, Inc.                                      10,000,000      2.22           1/30/02         9,944,500
                                                                           5,000,000      2.36           1/18/02         4,974,433
                                                                          10,000,000      2.36           1/23/02         9,945,589
K2 USA LLC (b)                                                             5,000,000      2.60           3/07/02         4,954,500
                                                                          15,000,000      2.65          11/29/01        14,969,083
                                                                           8,800,000      4.10          11/13/01         8,787,973
KFW International Finance, Inc.                                            4,000,000      2.95          11/14/01         3,995,739
                                                                           3,500,000      3.75          12/03/01         3,488,333
                                                                          12,825,000      3.83          11/05/01        12,819,542
KZH-KMS Corporation (b)                                                   19,800,000      2.35          12/12/01        19,746,546
Kittyhawk Funding Corporation (b)                                          5,039,000      2.50          11/05/01         5,037,600
                                                                           5,250,000      3.45          11/09/01         5,245,975
Landesbank Schleswig-Holstein Girozentrale (b)                            30,000,000      4.09          11/02/01        29,996,596
Leland Stanford Junior University                                         13,600,000      2.47          11/07/01        13,594,401
Liberty Street Funding Corporation (b)                                     3,500,000      2.34          11/28/01         3,493,858
                                                                           5,932,000      2.41          11/21/01         5,924,058
                                                                          19,300,000      2.43          11/13/01        19,284,367
                                                                           1,330,000      3.57          12/18/01         1,323,801
Links Finance LLC (b)                                                      7,500,000      3.43          11/15/01         7,489,996
                                                                           6,000,000      3.83          11/30/01         5,981,488
Long Island College Hospital                                               5,000,000      2.30           1/23/02         4,973,486
                                                                           5,000,000      2.48           1/10/02         4,975,889
MGIC Investment Corporation (b)                                           12,000,000      2.54          11/08/01        11,994,073
                                                                          10,000,000      2.67          11/01/01        10,000,000
Market Street Funding Corporation (b)                                     18,600,000      2.49          11/16/01        18,580,703
Marmon Holdings, Inc. (b)                                                  3,380,000      2.25           1/29/02         3,361,199
                                                                           9,920,000      2.34          12/20/01         9,888,042
                                                                          10,108,000      2.44          12/19/01        10,074,515
                                                                           4,000,000      2.95          11/02/01         3,999,672
Marshall & Ilsley Corporation                                             17,415,000      3.45          11/05/01        17,408,324
Monsanto Company (b)                                                       3,750,000      2.23           4/08/02         3,713,298
                                                                          10,000,000      2.23           4/22/02         9,893,456
                                                                           6,675,000      2.32           1/09/02         6,645,319
Morgan Stanley, Dean Witter & Company                                      4,500,000      3.88          11/20/01         4,490,785
Moriarty, Ltd./Moriarty LLC (b)                                           12,000,000      2.80          12/18/01        11,956,133
                                                                           3,000,000      3.42          11/26/01         2,992,875
                                                                           5,900,000      3.90          11/05/01         5,897,443

                                                                                                                                  35

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                October 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                          STRONG HERITAGE MONEY FUND (continued)

                                                                        Principal     Yield to    Maturity          Amortized
                                                                         Amount       Maturity    Date (d)        Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
Nordea North America, Inc.                                             $13,000,000        2.32%     1/07/02        $12,943,869
                                                                        13,100,000        3.75     12/03/01         13,056,333
North Coast Funding LLC (b)                                             10,000,000        2.26     12/21/01          9,968,611
                                                                         3,561,000        2.70     11/01/01          3,561,000
Oakland-Alameda County, California Coliseum Authority Lease Revenue     21,800,000        2.42     12/06/01         21,800,000
                                                                        16,475,000        3.59     11/07/01         16,475,000
Ohio Solid Waste Revenue                                                16,000,000        2.46     11/14/01         16,000,000
Oklahoma Industrial Finance Authority                                    6,440,000        3.73     11/01/01          6,440,000
Old Line Funding Corporation (b)                                         3,351,000        2.45     11/16/01          3,347,579
                                                                         3,000,000        2.50     11/01/01          3,000,000
                                                                         7,600,000        2.50     11/07/01          7,596,833
Parthenon Receivables Funding LLC (b)                                    9,004,000        2.22      1/25/02          8,956,804
                                                                         1,005,000        2.31     12/21/01          1,001,776
                                                                         3,517,000        3.89     11/30/01          3,505,979
                                                                         2,150,000        3.90     11/13/01          2,147,205
                                                                         2,147,000        3.93     11/27/01          2,140,906
Peacock Funding Corporation (b)                                          5,000,000        2.33     12/11/01          4,987,056
                                                                         8,700,000        2.48     12/12/01          8,675,427
Pennine Funding LLC (b)                                                 10,000,000        2.41      1/04/02          9,957,156
                                                                         2,450,000        3.37     12/04/01          2,442,432
                                                                         7,750,000        3.64     11/20/01          7,735,111
Repeat Offering Securitisation Entity, Inc. (b)                         16,929,000        2.18      1/28/02         16,838,787
Rio Tinto, Ltd. (b)                                                     15,000,000        2.48      1/11/02         14,926,633
Salomon Smith Barney Holdings, Inc.                                     23,000,000        2.50     11/01/01         23,000,000
                                                                         4,600,000        2.50     11/06/01          4,598,403
Scaldis Capital, Ltd./Scaldis Capital LLC (b)                            8,000,000        2.12      1/30/02          7,957,600
                                                                         4,000,000        2.37     12/03/01          3,991,573
                                                                         5,066,000        3.65     11/30/01          5,051,105
                                                                         3,973,000        3.65     12/14/01          3,955,679
                                                                         1,600,000        3.90     11/02/01          1,599,827
Sigma Finance, Inc. (b)                                                  2,000,000        3.56      1/07/02          1,986,749
                                                                         6,275,000        3.56      1/17/02          6,227,219
                                                                         3,000,000        3.88     11/14/01          2,995,797
Societe Generale North America, Inc.                                     1,026,000        3.35      2/13/02          1,016,071
Society of New York Hospital Fund, Inc.                                  9,000,000        2.35      1/11/02          8,958,288
Spintab-Swedmortgage AB                                                  8,946,000        3.36     12/07/01          8,915,941
Stellar Funding Group, Inc. (b)                                          9,000,000        2.27     12/27/01          8,968,220
                                                                         1,592,000        2.37      1/10/02          1,584,664
                                                                         9,000,000        3.61     12/21/01          8,954,875
Sunflowers Funding Corporation (b)                                      11,000,000        2.52     11/09/01         10,993,840
                                                                         4,850,000        3.55     11/01/01          4,850,000
Svenska Handelsbank, Inc.                                               11,000,000        2.17      1/02/02         10,958,891
                                                                        12,000,000        3.70     12/13/01         11,948,200
Swedbank Foreningssparbanken AB                                          3,254,000        3.65     11/20/01          3,247,732
Sweetwater Capital Corporation (b)                                       1,403,000        2.34     11/26/01          1,400,720
                                                                         4,161,000        2.34     11/28/01          4,153,698
                                                                         5,034,000        2.50     12/19/01          5,017,220
                                                                         4,020,000        3.30     12/04/01          4,007,434
                                                                         1,937,000        3.45     11/29/01          1,931,802
                                                                         3,058,000        3.87     11/05/01          3,056,685
Swiss RE Financial Products Corporation (b)                             13,329,000        3.56     11/09/01         13,318,455
Sydney Capital, Inc. (b)                                                12,442,000        2.35     12/12/01         12,408,282
                                                                         2,958,000        2.51      3/07/02          2,932,014
                                                                         5,000,000        2.52     11/05/01          4,998,600
Toyota Credit Puerto Rico Corporation                                   11,636,000        2.25     12/05/01         11,611,274
                                                                        10,452,000        2.50     11/08/01         10,446,919
Triple-A-One Funding Corporation (b)                                    11,100,000        2.50     11/09/01         11,093,833
UBN, Inc.                                                               19,200,000        3.30     12/05/01         19,140,160
UBS Finance, Inc.                                                       12,300,000        3.55     12/17/01         12,244,206
                                                                        10,000,000        3.84     11/08/01          9,992,533
US Bancorp (b)                                                           5,000,000        3.56     12/31/01          4,970,333
                                                                        15,000,000        3.65     11/16/01         14,977,188
Verizon Global Funding Corporation (b)                                  15,939,000        2.43      2/05/02         15,835,715
                                                                         5,061,000        2.45      2/27/02          5,020,357


------------------------------------------------------------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)


                                                                             Principal     Yield to      Maturity        Amortized
                                                                              Amount       Maturity       Date(d)      Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Waterfront Funding Corporation (b)                                          $11,858,000      2.35%       12/18/01      $  11,821,619
                                                                              2,734,000      2.53        11/09/01          2,732,463
                                                                              1,871,000      3.50        11/13/01          1,868,817
                                                                              8,444,000      3.90        11/26/01          8,421,131
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)   8,000,000      2.46        11/15/01          8,000,000
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue          10,000,000      2.45        11/20/01         10,000,000
Windmill Funding Corporation (b)                                              7,000,000      2.26        12/20/01          6,978,467
                                                                              8,000,000      2.30        11/30/01          7,985,178
                                                                              3,000,000      2.35        11/28/01          2,994,713
Yorkshire Building Society                                                    9,600,000      2.28         1/17/02          9,553,005
                                                                              4,500,000      2.55        12/03/01          4,489,800
------------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                 1,685,452,050
------------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 0.6%
Beta Finance, Inc. Medium-Term Notes, Tranche 16,
  4.10%, Due 6/11/02 (b)                                                     12,000,000      4.10         6/11/02         12,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                               12,000,000
------------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 6.1%
Alabama Incentives Financing Authority Special Obligation                     4,850,000      2.50        11/01/01          4,850,000
Alaska HFC                                                                    7,000,000      2.55        11/01/01          7,000,000
Atlantic American Corporation                                                12,500,000      2.50        11/07/01         12,500,000
Aurora, Kane & DuPage Counties, Illinois IDR                                  2,855,000      2.56        11/01/01          2,855,000
Botsford General Hospital Revenue                                             4,320,000      2.50        11/01/01          4,320,000
Colorado HFA                                                                  5,000,000      2.50        11/07/01          5,000,000
Derry Township, Pennsylvania Industrial & CDA
  Facility Revenue - Giant Center Project                                    11,000,000      2.75        11/01/01         11,000,000
Franklin Avenue Associates LP                                                 6,000,000      2.44        11/05/01          6,000,000
Headquarters Partnership, Ltd. Industrial Development                         2,810,000      2.50        11/01/01          2,810,000
Kings Glen Apartments LLC                                                     3,227,000      2.50        11/01/01          3,227,000
Mississippi Business Finance Corporation IDR - Benchcraft Project             3,050,000      2.50        11/07/01          3,050,000
Mississippi Business Finance Corporation IDR - GE Plastics Project            2,500,000      2.61        11/01/01          2,500,000
Moondance Enterprises LP                                                      7,000,000      2.75        11/01/01          7,000,000
New Jersey EDA EDR - MSNBC/CNBC Project                                       6,500,000      2.61        11/01/01          6,500,000
R.M. Greene, Inc.                                                             4,640,000      2.50        11/01/01          4,640,000
Radiation Oncology Partners LLP                                               2,385,000      2.50        11/01/01          2,385,000
Sussex, Wisconsin IDR - Rotating Equipment Project                            1,900,000      2.75        11/07/01          1,900,000
T3 Holdings, Inc. (b)                                                         7,000,000      2.50        11/07/01          7,000,000
Thayer Properties LLC                                                         2,930,000      2.50        11/01/01          2,930,000
Tifton Mall, Inc.                                                             4,340,000      2.50        11/01/01          4,340,000
Todd Shopping Center LLC                                                      9,100,000      2.50        11/07/01          9,100,000
WLB LLC                                                                      10,000,000      2.50        11/01/01         10,000,000
Woodland Park Apartments LLC                                                  6,000,000      2.50        11/01/01          6,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                    126,907,000
------------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 12.0%
Federal Home Loan Bank Bonds:
  3.60%, Due 9/19/02                                                         11,000,000      3.60        9/19/02          11,000,000
  3.625%, Due 9/11/02                                                        20,000,000      3.63        9/11/02          20,000,000
  3.65%, Due 9/11/02                                                         20,000,000      3.65        9/11/02          20,000,000
  4.125%, Due 5/29/02                                                         7,625,000      3.84        5/29/02           7,637,285
  4.25%, Due 5/03/02                                                         22,450,000      4.04        5/03/02          22,473,232
  6.75%, Due 5/01/02                                                         12,535,000      4.09        5/01/02          12,699,033
Federal Home Loan Mortgage Corporation Discount Notes, Zero %, Due 2/20/02    8,600,000      4.35        2/20/02           8,485,978
Federal Home Loan Mortgage Corporation Medium-Term Notes:
  2.55%, Due 10/22/02                                                        50,000,000      2.56       10/22/02          49,995,137
  4.32%, Due 5/08/02                                                         20,000,000      4.32        5/08/02          20,000,000
  4.35%, Due 5/08/02                                                         20,000,000      4.35        5/08/02          20,000,000
Federal National Mortgage Association Notes:
  4.03%, Due 6/28/02                                                         15,000,000      4.03        6/28/02          15,000,000
  6.48%, Due 11/02/01                                                        10,000,000      5.36       11/02/01          10,000,606
  6.625%, Due 4/15/02                                                        24,600,000      3.82        4/15/02          24,908,844
  6.625%, Due 4/15/02                                                         3,385,000      4.09        4/15/02           3,423,397
  7.55%, Due 4/22/02                                                          2,450,000      4.10        4/22/02           2,489,374
------------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                           248,112,886
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  37

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              October 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
                                              STRONG HERITAGE MONEY FUND (continued)

                                                                               Principal   Yield to   Maturity     Amortized
                                                                                Amount     Maturity   Date (d)    Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.0%
State Street Bank (Dated 10/31/01), 2.25%, Due 11/01/01 (Repurchase proceeds
  $116,207); Collateralized by: United States Government Issues (h)             $116,200     2.25%    11/01/01   $      116,200
--------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                             116,200
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.1%                                                                             2,072,588,136
Other Assets and Liabilities, Net (0.1%)                                                                              (2,411,927)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                 $2,070,176,209
================================================================================================================================

                                                STRONG INVESTORS MONEY FUND

                                                                           Principal    Yield to   Maturity     Amortized
                                                                            Amount      Maturity   Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Commercial Paper 80.8%
AES Shady Point, Inc.                                                      $2,870,000     2.35%    12/06/01     $2,863,443
Alliance & Leicester PLC (b)                                                4,000,000     2.45     12/20/01      3,986,661
Alpine Securitization Corporation (b)                                       4,400,000     2.30     12/20/01      4,386,226
                                                                            1,600,000     2.37     11/29/01      1,597,051
                                                                            3,000,000     2.39     11/26/01      2,995,021
American Honda Finance Corporation                                          3,000,000     2.26     12/05/01      2,993,597
Amstel Funding Corporation                                                  7,000,000     2.51     11/09/01      6,996,096
Atlantis One Funding Corporation (b)                                        2,300,000     2.50     11/01/01      2,300,000
                                                                            7,000,000     2.53     11/26/01      6,987,701
BNP Paribas Finance, Inc.                                                   2,000,000     3.56     12/28/01      1,988,727
                                                                            7,000,000     3.87     11/19/01      6,986,455
Banco Bradesco SA                                                           7,000,000     3.68     12/28/01      6,959,213
Barton Capital Corporation                                                  2,900,000     2.50     11/09/01      2,898,389
Barton Capital Corporation (b)                                              3,950,000     2.50     11/15/01      3,946,160
Bavaria Universal Funding Corporation (b)                                   3,700,000     2.32     11/27/01      3,693,800
                                                                            3,000,000     4.07     11/02/01      2,999,661
Bayerische Hypo-Und Vereinsbank AG                                          3,000,000     3.91     11/07/01      2,998,045
Blue Ridge Asset Funding Corporation (b)                                    2,500,000     2.52     11/05/01      2,499,167
                                                                            7,200,000     3.42     11/08/01      7,195,212
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue    3,000,000     3.61     11/07/01      3,000,000
British Aerospace North America, Inc. (b)                                   5,668,000     3.78     11/28/01      5,651,931
British Transco Capital, Inc. (b)                                           8,500,000     2.65      1/25/02      8,446,816
CC, Inc. (b)                                                                1,575,000     3.86     11/09/01      1,573,649
CXC, Inc. (b)                                                               5,000,000     2.28     12/11/01      4,987,333
                                                                            4,000,000     3.41     12/06/01      3,986,739
California PCFA Environmental Improvement Revenue                           8,000,000     2.40     12/10/01      8,000,000
Centric Capital Corporation                                                 4,900,000     2.93     12/12/01      4,883,649
Chevron UK Investment PLC                                                   5,400,000     3.63     11/06/01      5,397,277
Compass Securitization LLC (b)                                              3,675,000     2.50     11/02/01      3,674,745
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                  2,000,000     2.44     11/16/01      1,997,950
  Series B                                                                  1,000,000     2.33     12/18/01        996,958
                                                                            3,200,000     2.48     11/08/01      3,198,444
Credit Suisse First Boston, Inc. (b)                                        7,100,000     3.25      1/10/02      7,055,132
Danske Corporation                                                          1,900,000     3.63      3/26/02      1,872,220
Delaware Funding Corporation (b)                                            4,033,000     2.31     12/13/01      4,022,131
                                                                              635,000     2.43     11/19/01        634,228
Enterprise Funding Corporation (b)                                          2,308,000     2.27     12/14/01      2,301,742
                                                                            4,230,000     2.35     12/19/01      4,216,746
                                                                            1,050,000     2.50     11/08/01      1,049,490
Equilon Enterprises LLC                                                     2,350,000     2.52     11/08/01      2,348,885
Erasmus Capital Corporation (b)                                             3,791,000     2.72     11/07/01      3,789,281
Eureka Securitization, Inc. (b)                                             3,325,000     2.50     11/06/01      3,323,836
                                                                            4,600,000     3.00     11/21/01      4,592,333
Fidex PLC (b)                                                               3,000,000     3.67     11/14/01      2,996,024
Formosa Plastics Corporation USA                                            3,700,000     2.28     12/18/01      3,688,986
                                                                            3,000,000     2.90     11/14/01      2,996,858

------------------------------------------------------------------------------------------------------------------------------------
                                              STRONG INVESTORS MONEY FUND (continued)

                                                                              Principal     Yield to    Maturity         Amortized
                                                                               Amount       Maturity    Date (d)       Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Forrestal Funding Master Trust (b)                                            $5,435,000      2.28%      11/30/01        $5,424,449
Fountain Square Commercial Corporation (b)                                     1,037,000      2.29       11/29/01         1,035,153
                                                                               1,852,000      2.30       12/17/01         1,846,557
                                                                               4,000,000      3.56       11/01/01         4,000,000
                                                                               1,116,000      3.90       11/26/01         1,112,978
GOVCO, Inc. (b)                                                                6,000,000      2.28        1/18/02         5,970,360
Galaxy Funding, Inc. (b)                                                       3,000,000      3.54       12/20/01         2,985,545
General Electric Capital Corporation                                           1,550,000      2.76       12/17/01         1,544,534
                                                                               1,200,000      3.33       12/24/01         1,194,117
Goldman Sachs Group LP                                                         5,700,000      3.92       11/09/01         5,695,034
Greenwich Funding Corporation (b)                                              1,700,000      3.30       12/07/01         1,694,390
                                                                               4,083,000      3.66       12/10/01         4,066,811
Gulf Coast IDA Environmental Facilities Revenue                                2,500,000      3.60       11/07/01         2,500,000
Gulf Coast Waste Disposal Authority PCR                                        3,020,000      3.47       11/13/01         3,020,000
K2 USA LLC (b)                                                                 5,000,000      2.53       11/19/01         4,993,675
                                                                               2,000,000      4.10       11/13/01         1,997,267
KFW International Finance, Inc.                                                1,500,000      3.75       12/03/01         1,495,000
                                                                               2,875,000      3.83       11/05/01         2,873,777
KZH-KMS Corporation (b)                                                        9,200,000      2.35       12/12/01         9,175,121
Kittyhawk Funding Corporation (b)                                              2,000,000      3.45       11/09/01         1,998,467
Landesbank Schleswig-Holstein Girozentrale (b)                                 1,250,000      4.09       11/02/01         1,249,858
Liberty Street Funding Corporation (b)                                         5,000,000      2.43       11/13/01         4,995,950
                                                                               2,000,000      3.42       11/14/01         1,997,530
Links Finance LLC (b)                                                          2,867,000      3.83       11/30/01         2,858,155
Lloyds Bank PLC                                                                5,800,000      3.70       11/19/01         5,789,270
MGIC Investment Corporation (b)                                                4,200,000      2.67       11/01/01         4,200,000
Market Street Funding Corporation (b)                                          9,400,000      2.49       11/16/01         9,390,248
Marmon Holdings, Inc. (b)                                                      2,000,000      2.95       11/02/01         1,999,836
Marshall & Ilsley Corporation                                                  6,100,000      3.45       11/05/01         6,097,662
Morgan Stanley, Dean Witter & Company                                          9,000,000      3.88       11/20/01         8,981,570
Moriarty, Ltd./Moriarty LLC (b)                                                2,100,000      2.80       12/18/01         2,092,323
Nationwide Building Society                                                    1,095,000      3.54       12/21/01         1,089,616
Nordea North America, Inc.                                                     2,500,000      3.75       12/03/01         2,491,667
North Coast Funding LLC                                                        3,000,000      2.26       12/21/01         2,990,583
North Coast Funding LLC (b)                                                    2,000,000      2.53       11/05/01         1,999,438
Oakland-Alameda County, California Coliseum Authority Lease Revenue            7,600,000      2.42       12/06/01         7,600,000
                                                                               4,000,000      3.53       11/05/01         4,000,000
                                                                               3,825,000      3.60       11/07/01         3,825,000
Ohio Solid Waste Revenue                                                       4,000,000      2.46       11/14/01         4,000,000
Oklahoma Industrial Finance Authority                                          5,335,000      3.73       11/01/01         5,335,000
Old Line Funding Corporation (b)                                               3,000,000      2.24        1/04/02         2,988,053
                                                                               1,000,000      2.50       11/01/01         1,000,000
                                                                               5,000,000      2.50       11/07/01         4,997,917
Parthenon Receivables Funding LLC                                              1,840,000      2.35        1/14/02         1,831,112
Peacock Funding Corporation (b)                                                2,303,000      2.33       12/11/01         2,297,038
                                                                               3,500,000      2.48       12/12/01         3,490,114
Pennine Funding LLC (b)                                                        3,300,000      2.41        1/04/02         3,285,861
                                                                               6,200,000      3.37       12/04/01         6,180,847
Repeat Offering Securitisation Entity, Inc. (b)                                1,650,000      2.18        1/28/02         1,641,207
Rio Tinto, Ltd. (b)                                                            4,100,000      2.48        1/11/02         4,079,946
Salomon Smith Barney Holdings, Inc.                                            4,000,000      2.50       11/01/01         4,000,000
Scaldis Capital, Ltd./Scaldis Capital LLC (b)                                  3,802,000      2.37       12/03/01         3,793,990
Sigma Finance, Inc. (b)                                                        2,575,000      3.56        1/07/02         2,557,939
                                                                               2,600,000      3.88       11/14/01         2,596,357
Society of New York Hospital Fund, Inc.                                        4,400,000      2.35        1/11/02         4,379,607
Spintab-Swedmortgage AB                                                        3,700,000      3.36       12/07/01         3,687,568
Stellar Funding Group, Inc. (b)                                                4,550,000      2.27       12/27/01         4,533,933
                                                                               4,000,000      3.61       12/21/01         3,979,944
Sunflowers Funding Corporation (b)                                             3,400,000      2.52       11/09/01         3,398,096
                                                                               4,450,000      3.55       11/01/01         4,450,000
Svenska Handelsbank, Inc.                                                      5,000,000      2.17        1/02/02         4,981,314
Sweetwater Capital Corporation (b)                                             5,000,000      2.30        1/22/02         4,973,806
                                                                               1,015,000      3.30       12/04/01         1,011,502

                                                                              39

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 October 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                         STRONG INVESTORS MONEY FUND (continued)

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Sydney Capital, Inc. (b)                                                     $ 9,000,000      2.52%      11/05/01      $  8,997,480
Toyota Credit Puerto Rico Corporation                                          8,875,000      2.50       11/08/01         8,870,685
Triple-A-One Funding Corporation (b)                                           3,200,000      2.25       12/20/01         3,190,200
                                                                               5,884,000      2.50       11/09/01         5,880,731
Tulip Funding Corporation (b)                                                  1,145,000      3.92       11/15/01         1,143,255
UBS Finance, Inc.                                                              6,900,000      3.55       12/17/01         6,868,701
US Bancorp (b)                                                                 5,000,000      3.56       12/31/01         4,970,333
                                                                               3,000,000      3.65       11/16/01         2,995,438
Verizon Global Funding Corporation (b)                                         9,000,000      2.43        2/05/02         8,941,680
Waterfront Funding Corporation (b)                                             2,093,000      2.35       12/18/01         2,086,579
                                                                               3,000,000      3.50       11/13/01         2,996,500
                                                                               4,000,000      3.90       11/26/01         3,989,167
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)    2,950,000      2.46       11/15/01         2,950,000
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue            6,900,000      2.45       11/20/01         6,900,000
Windmill Funding Corporation (b)                                               2,000,000      2.20        1/03/02         1,992,300
                                                                               3,000,000      2.26       12/20/01         2,990,772
                                                                               4,000,000      2.30       11/30/01         3,992,589
Yorkshire Building Society                                                     2,000,000      2.28       12/19/01         1,993,920
-----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                  487,447,430
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 0.8%
Beta Finance, Inc. Medium-Term Notes, Tranche 16,
  4.10%, Due 6/11/02 (b)                                                       5,000,000      4.10        6/11/02         5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                               5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 7.3%
Alabama Incentives Financing Authority Special Obligation                      4,850,000      2.50       11/01/01         4,850,000
Alaska HFC                                                                     3,000,000      2.55       11/01/01         3,000,000
Botsford General Hospital Revenue                                              1,965,000      2.50       11/01/01         1,965,000
Concrete Company                                                               1,170,000      2.50       11/01/01         1,170,000
Derry Township, Pennsylvania Industrial & CDA
  Facility Revenue - Giant Center Project                                      4,365,000      2.75       11/01/01         4,365,000
Franklin Avenue Associates LP                                                  3,000,000      2.44       11/05/01         3,000,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC                1,900,000      2.85       11/01/01         1,900,000
Headquarters Partnership, Ltd. Industrial Development                          2,415,000      2.50       11/01/01         2,415,000
Kings Glen Apartments LLC                                                      1,219,000      2.50       11/01/01         1,219,000
Mississippi Business Finance Corporation IDR - Benchcraft Project              2,150,000      2.50       11/07/01         2,150,000
Moondance Enterprises LP                                                       2,450,000      2.75       11/01/01         2,450,000
Radiation Oncology Partners LLP                                                  780,000      2.50       11/01/01           780,000
T3 Holdings, Inc. (b)                                                          3,000,000      2.50       11/07/01         3,000,000
Thayer Properties LLC                                                          3,945,000      2.50       11/01/01         3,945,000
Todd Shopping Center LLC                                                       1,500,000      2.50       11/07/01         1,500,000
Virginia Health Services, Inc.                                                 3,600,000      2.50       11/07/01         3,600,000
Woodland Park Apartments LLC                                                   2,735,000      2.50       11/01/01         2,735,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                    44,044,000
-----------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 11.2%
Federal Home Loan Bank Bonds:
  3.625%, Due 9/11/02                                                          6,000,000      3.63        9/11/02         6,000,000
  3.65%, Due 9/11/02                                                           8,000,000      3.65        9/11/02         8,000,000
  4.25%, Due 5/03/02                                                           3,550,000      4.04        5/03/02         3,553,674
Federal Home Loan Mortgage Corporation Discount Notes, Zero %, Due 2/20/02     9,337,000      4.35        2/20/02         9,213,207
Federal Home Loan Mortgage Corporation Medium-Term Notes:
  4.32%, Due 5/08/02                                                           8,000,000      4.32        5/08/02         8,000,000
  4.35%, Due 5/08/02                                                           7,000,000      4.35        5/08/02         7,000,000
Federal National Mortgage Association Notes:
  4.03%, Due 6/28/02                                                          10,000,000      4.03        6/28/02        10,000,000
  6.48%, Due 11/02/01                                                          3,000,000      5.36       11/02/01         3,000,181
  6.625%, Due 4/15/02                                                          9,900,000      3.82        4/15/02        10,024,291
  7.55%, Due 4/22/02                                                           2,550,000      4.10        4/22/02         2,590,981
-----------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                           67,382,334
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              STRONG INVESTORS MONEY FUND (continued)

                                                                                Principal    Yield to   Maturity        Amortized
                                                                                 Amount      Maturity   Date (d)      Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.0%
State Street Bank (Dated 10/31/01), 2.25%, Due 11/01/01 (Repurchased
  proceeds $61,704); Collateralized by: United States Government Issues (h)      $61,700      2.25%      11/01/01      $     61,700
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                                  61,700
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.1%                                                                                  603,935,464
Other Assets and Liabilities, Net (0.1%)                                                                                   (468,294)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                      $603,467,170
===================================================================================================================================

                                                       STRONG MONEY MARKET FUND

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 81.5%
AES Shady Point, Inc.                                                        $ 6,000,000      2.35%      12/06/01       $ 5,986,292
                                                                               8,825,000      2.45       11/20/01         8,813,589
Alliance & Leicester PLC (b)                                                  21,000,000      2.45       12/20/01        20,929,971
Alpine Securitization Corporation (b)                                         10,000,000      2.30       12/20/01         9,968,694
                                                                               7,000,000      2.37       11/29/01         6,987,097
                                                                               4,500,000      2.39       11/26/01         4,492,531
American Honda Finance Corporation                                            17,000,000      2.26       12/05/01        16,963,714
Amstel Funding Corporation (b)                                                15,000,000      2.51       11/09/01        14,991,633
                                                                               4,456,000      2.80        3/08/02         4,411,985
Atlantis One Funding Corporation (b)                                           3,000,000      2.25        2/15/02         2,980,125
                                                                              10,000,000      2.50       11/01/01        10,000,000
                                                                               8,000,000      2.53       11/26/01         7,985,944
BNP Paribas Finance, Inc.                                                      4,000,000      3.56       12/28/01         3,977,453
                                                                              19,000,000      3.87       11/19/01        18,963,235
Banco Bradesco SA                                                             13,570,000      3.68       12/28/01        13,490,932
Barton Capital Corporation                                                    10,000,000      2.50       11/09/01         9,994,444
Barton Capital Corporation (b)                                                 8,290,000      2.50       11/15/01         8,281,940
Bavaria Universal Funding Corporation (b)                                      3,740,000      2.32       11/27/01         3,733,733
                                                                               4,090,000      3.45       11/28/01         4,079,417
Bayerische Hypo-Und Vereinsbank AG                                            12,000,000      3.91       11/07/01        11,992,180
Blue Ridge Asset Funding Corporation                                           3,317,000      2.46       11/15/01         3,313,827
Blue Ridge Asset Funding Corporation (b)                                      11,769,000      2.52       11/05/01        11,765,254
                                                                               8,000,000      3.42       11/08/01         7,994,680
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue       4,000,000      3.61       11/07/01         4,000,000
British Aerospace North America, Inc. (b)                                     15,000,000      3.78       11/28/01        14,957,475
British Transco Capital, Inc. (b)                                             12,000,000      2.65        1/25/02        11,924,917
CC, Inc.                                                                       5,000,000      2.55       11/05/01         4,998,583
CC, Inc. (b)                                                                   4,000,000      3.86       11/09/01         3,996,569
CXC, Inc. (b)                                                                 12,000,000      2.28       12/11/01        11,969,600
                                                                              12,000,000      3.41       12/06/01        11,960,217
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                     9,000,000      2.30        1/10/02         9,000,000
California PCFA Environmental Improvement Revenue                             19,000,000      2.40       12/10/01        19,000,000
Centric Capital Corporation (b)                                                3,800,000      2.30       12/24/01         3,787,133
                                                                               9,100,000      2.93       12/13/01         9,068,893
Chevron UK Investment PLC                                                     14,000,000      3.63       11/06/01        13,992,942
Compass Securitization LLC (b)                                                 2,525,000      2.40       11/23/01         2,521,297
                                                                               8,994,000      2.50       11/02/01         8,993,375
                                                                               8,000,000      2.85       12/12/01         7,974,033
                                                                               4,164,000      2.95       11/08/01         4,161,611
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                     9,000,000      2.44       11/16/01         8,990,850
  Series B                                                                     5,000,000      2.47       11/16/01         4,994,854
                                                                               1,500,000      2.52       11/02/01         1,499,895
Credit Suisse First Boston, Inc. (b)                                          30,900,000      3.25        1/10/02        30,704,729
Danske Corporation                                                            15,000,000      3.60       12/17/01        14,931,000
                                                                               3,500,000      3.63        3/26/02         3,448,827
Delaware Funding Corporation (b)                                              11,432,000      2.35       11/27/01        11,412,597

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 October 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                            STRONG MONEY MARKET FUND (continued)

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Enterprise Funding Corporation (b)                                           $ 2,000,000      2.27%      12/14/01       $ 1,994,577
                                                                               8,300,000      2.50       11/07/01         8,296,542
                                                                              10,000,000      2.50       11/08/01         9,995,139
Equilon Enterprises LLC                                                        4,000,000      2.44       11/06/01         3,998,644
                                                                               1,525,000      2.44       11/08/01         1,524,276
Erasmus Capital Corporation (b)                                                3,371,000      2.50       11/07/01         3,369,595
                                                                              27,000,000      2.72       11/07/01        26,987,100
Eureka Securitization, Inc. (b)                                               10,000,000      2.50       11/06/01         9,996,444
                                                                              20,000,000      3.00       11/21/01        19,966,667
Fidex PLC (b)                                                                 10,000,000      3.67       11/14/01         9,986,747
                                                                              10,000,000      3.67       11/15/01         9,985,728
Formosa Plastics Corporation USA                                               9,000,000      2.28       12/18/01         8,973,210
                                                                               5,000,000      2.90       11/14/01         4,994,764
Forrestal Funding Master Trust (b)                                            10,000,000      2.28       11/30/01         9,980,586
Fountain Square Commercial Corporation (b)                                     5,000,000      2.29       11/29/01         4,991,094
                                                                               1,500,000      2.40       12/07/01         1,496,400
                                                                               3,448,000      2.43       11/16/01         3,444,509
                                                                               8,000,000      3.56       11/01/01         8,000,000
GOVCO, Inc. (b)                                                               13,330,000      2.28        1/18/02        13,264,150
Galaxy Funding, Inc. (b)                                                      12,992,000      3.43       12/27/01        12,922,680
                                                                               5,000,000      3.54       12/20/01         4,975,908
General Electric Capital Corporation                                           8,300,000      2.76       12/17/01         8,270,729
                                                                              14,500,000      4.04       12/28/01        14,407,248
Goldman Sachs Group LP                                                        26,100,000      4.22       11/09/01        26,075,504
Greenwich Funding Corporation (b)                                             23,800,000      3.30       12/07/01        23,721,460
                                                                               7,000,000      3.66       12/10/01         6,972,245
Gulf Coast IDA Environmental Facilities Revenue                                2,500,000      3.60       11/07/01         2,500,000
Gulf Coast Waste Disposal Authority PCR                                        9,000,000      3.47       11/13/01         9,000,000
Halifax PLC                                                                   18,000,000      3.83       11/13/01        17,977,020
Henkel Corporation (b)                                                         4,000,000      2.35       12/10/01         3,989,817
                                                                               4,000,000      3.30        2/07/02         3,964,067
                                                                              19,300,000      3.53       11/06/01        19,290,538
ING America Insurance Holdings, Inc.                                          11,000,000      2.22        1/30/02        10,938,950
                                                                               5,000,000      2.36        1/18/02         4,974,433
                                                                               9,000,000      2.36        1/23/02         8,951,030
K2 USA LLC (b)                                                                 8,500,000      2.53       11/19/01         8,489,247
                                                                               3,000,000      2.60        3/07/02         2,972,700
                                                                               2,200,000      4.10       11/13/01         2,196,993
KFW International Finance, Inc.                                                4,000,000      2.95       11/14/01         3,995,739
                                                                               3,000,000      3.75       12/03/01         2,990,000
                                                                               4,300,000      3.85       11/05/01         4,298,170
KZH-KMS Corporation (b)                                                       21,000,000      2.35       12/12/01        20,943,317
Kittyhawk Funding Corporation (b)                                             18,600,000      2.50       11/05/01        18,594,833
                                                                               5,000,000      3.45       11/09/01         4,996,167
Landesbank Schleswig-Holstein Girozentrale (b)                                18,750,000      4.09       11/02/01        18,747,872
Leland Stanford Junior University                                              5,000,000      2.47       11/07/01         4,997,942
Liberty Street Funding Corporation (b)                                         4,358,000      2.34       11/28/01         4,350,352
                                                                               2,700,000      2.43       11/13/01         2,697,813
                                                                               5,880,000      3.42       11/14/01         5,872,738
Links Finance LLC (b)                                                         11,500,000      3.26       12/03/01        11,466,676
                                                                               6,000,000      3.83       11/30/01         5,981,488
Lloyds Bank PLC                                                               10,200,000      3.70       11/19/01        10,181,130
Long Island College Hospital                                                  10,000,000      2.30        1/23/02         9,946,972
                                                                               5,700,000      2.48        1/10/02         5,672,513
MGIC Investment Corporation (b)                                               12,400,000      2.54       11/08/01        12,393,876
                                                                               5,000,000      2.67       11/01/01         5,000,000
Market Street Funding Corporation (b)                                         22,000,000      2.49       11/16/01        21,977,175
Marmon Holdings, Inc. (b)                                                      5,000,000      2.25        1/29/02         4,972,188
                                                                               7,000,000      2.34       12/20/01         6,977,419
                                                                               4,592,000      2.44       12/19/01         4,576,510
                                                                               4,000,000      2.95       11/02/01         3,999,672
Marshall & Ilsley Corporation                                                 16,000,000      3.45       11/05/01        15,993,867
Monsanto Company (b)                                                           5,000,000      2.23        4/22/02         4,946,728


-----------------------------------------------------------------------------------------------------------------------
                                      STRONG MONEY MARKET FUND (continued)

                                                                       Principal    Yield to   Maturity     Amortized
                                                                        Amount      Maturity   Date (d)   Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Company                                 $23,500,000     3.88%    11/20/01    $23,451,877
Moriarty, Ltd./Moriarty LLC (b)                                        13,100,000     2.80     12/18/01     13,052,112
                                                                        2,000,000     3.42     11/26/01      1,995,250
Nationwide Building Society                                             6,000,000     3.54     12/21/01      5,970,500
Nordea North America, Inc.                                              8,400,000     2.32      1/07/02      8,363,731
                                                                       13,000,000     3.75     12/03/01     12,956,667
North Coast Funding LLC (b)                                             7,000,000     2.26     12/21/01      6,978,028
                                                                        3,000,000     2.53     11/05/01      2,999,157
Oakland-Alameda County, California Coliseum Authority Lease Revenue    20,600,000     2.42     12/06/01     20,600,000
                                                                        8,550,000     3.53     11/05/01      8,550,000
                                                                       17,150,000     3.60     11/07/01     17,150,000
Oklahoma Industrial Finance Authority                                  10,000,000     3.73     11/01/01     10,000,000
Old Line Funding Corporation (b)                                        4,518,000     2.24      1/04/02      4,500,008
                                                                        5,000,000     2.45     11/16/01      4,994,896
                                                                        1,783,000     2.46     11/09/01      1,782,025
                                                                        5,439,000     2.47     11/15/01      5,433,776
                                                                        3,309,000     2.50     11/01/01      3,309,000
                                                                        7,000,000     2.50     11/07/01      6,997,083
Parthenon Receivables Funding LLC                                       3,049,000     2.48     11/19/01      3,045,219
Parthenon Receivables Funding LLC (b)                                  12,300,000     2.22      1/25/02     12,235,528
                                                                        4,000,000     2.31     12/21/01      3,987,056
                                                                        8,138,000     2.35     11/26/01      8,122,755
                                                                        2,850,000     3.90     11/13/01      2,846,295
Peacock Funding Corporation                                             5,809,000     2.52     11/19/01      5,801,681
Peacock Funding Corporation (b)                                         9,292,000     2.27     12/14/01      9,266,806
                                                                        3,400,000     2.48     12/12/01      3,390,397
                                                                        7,708,000     2.55     11/06/01      7,705,270
Pennine Funding LLC (b)                                                11,300,000     2.41      1/04/02     11,251,586
                                                                        9,000,000     3.37     12/04/01      8,972,198
Repeat Offering Securitisation Entity, Inc. (b)                        13,071,000     2.18      1/28/02     13,001,346
Rio Tinto, Ltd. (b)                                                    30,900,000     2.48      1/11/02     30,748,865
Salomon Smith Barney Holdings, Inc.                                    12,000,000     2.50     11/01/01     12,000,000
                                                                        6,400,000     2.50     11/06/01      6,397,778
Scaldis Capital Ltd./Scaldis Capital LLC (b)                            7,131,000     2.12      1/30/02      7,093,206
                                                                        6,000,000     2.37     12/03/01      5,987,360
                                                                       10,428,000     3.71     11/30/01     10,396,827
Sigma Finance, Inc. (b)                                                 4,000,000     3.56      1/17/02      3,969,542
                                                                        4,000,000     3.88     11/14/01      3,994,396
Society of New York Hospital Fund, Inc.                                 6,000,000     2.35      1/11/02      5,972,192
Spintab-Swedmortgage AB                                                 8,000,000     3.36     12/07/01      7,973,120
Stellar Funding Group, Inc. (b)                                        10,000,000     2.27     12/27/01      9,964,689
                                                                        3,886,000     2.39     12/26/01      3,871,593
                                                                        7,972,000     3.61     12/21/01      7,932,029
Sunflowers Funding Corporation (b)                                     26,300,000     3.55     11/01/01     26,300,000
Svenska Handelsbank, Inc.                                               9,000,000     2.17      1/02/02      8,966,365
                                                                       13,000,000     3.70     12/13/01     12,943,883
Sweetwater Capital Corporation (b)                                      6,437,000     2.16      1/29/02      6,402,626
                                                                        6,000,000     2.30      1/22/02      5,968,567
                                                                        2,286,000     3.30     12/04/01      2,279,085
                                                                        1,782,000     3.76     12/10/01      1,774,741
Swiss RE Financial Products Corporation (b)                             2,900,000     3.56     11/09/01      2,897,706
Sydney Capital, Inc. (b)                                                4,600,000     2.35     12/12/01      4,587,689
                                                                       16,000,000     2.52     11/05/01     15,995,520
Toyota Credit Puerto Rico Corporation                                   2,700,000     2.50     11/08/01      2,698,688
Triple-A-One Funding Corporation (b)                                    6,083,000     2.25     12/20/01      6,064,371
                                                                        2,007,000     2.42     11/13/01      2,005,381
                                                                       14,900,000     2.50     11/09/01     14,891,722
                                                                        5,632,000     2.51     11/08/01      5,629,251
Tulip Funding Corporation (b)                                           2,000,000     3.92     11/15/01      1,996,951
UBN, Inc.                                                              30,800,000     3.30     12/05/01     30,704,007
UBS Finance, Inc.                                                       6,800,000     3.55     12/17/01      6,769,154
                                                                        5,000,000     3.84     11/08/01      4,996,267
US Bancorp (b)                                                         15,000,000     3.56     12/31/01     14,911,000
                                                                        7,000,000     3.65     11/16/01      6,989,354

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 October 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                              STRONG MONEY MARKET FUND (continued)

                                                                             Principal      Yield to     Maturity       Amortized
                                                                              Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
USAA Capital Corporation                                                     $ 8,500,000      3.83%      11/19/01    $    8,483,723
Verizon Global Funding Corporation (b)                                        20,000,000      2.43        2/05/02        19,870,400
Waterfront Funding Corporation (b)                                             8,000,000      2.35       12/18/01         7,975,456
                                                                               8,000,000      3.90       11/26/01         7,978,333
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)    8,000,000      2.46       11/15/01         8,000,000
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue           14,000,000      2.45       11/20/01        14,000,000
Windmill Funding Corporation (b)                                               5,000,000      2.20        1/03/02         4,980,750
                                                                              10,000,000      2.26       12/20/01         9,969,239
                                                                               8,000,000      2.30       11/30/01         7,985,178
Yorkshire Building Society                                                     2,500,000      2.28       12/19/01         2,492,400
                                                                               3,750,000      2.42       11/19/01         3,745,463
                                                                               5,000,000      2.55       12/03/01         4,988,667
-----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                1,652,049,746
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 0.6%
Beta Finance, Inc. Medium-Term Notes, Tranche 16,
  4.10%, Due 6/11/02                                                          13,000,000      4.10        6/11/02        13,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                              13,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 5.7%
Alabama IDA IDR - Southern Tool, Inc. Project                                  5,000,000      2.50       11/01/01         5,000,000
Alabama Incentives Financing Authority Special Obligation                      9,700,000      2.50       11/01/01         9,700,000
Alaska HFC                                                                     7,000,000      2.55       11/01/01         7,000,000
Aurora, Kane & DuPage Counties, Illinois IDR                                   1,280,000      2.56       11/01/01         1,280,000
Botsford General Hospital Revenue                                              4,315,000      2.50       11/01/01         4,315,000
Colorado HFA                                                                   5,000,000      2.50       11/07/01         5,000,000
Community Health Systems, Inc.                                                 2,350,000      3.00       11/07/01         2,350,000
Concrete Company                                                               1,930,000      2.50       11/01/01         1,930,000
Derry Township, Pennsylvania Industrial & CDA
  Facility Revenue - Giant Center Project                                     13,000,000      2.75       11/01/01        13,000,000
Franklin Avenue Associates LP                                                  6,000,000      2.44       11/05/01         6,000,000
Headquarters Partnership, Ltd. Industrial Development                          3,750,000      2.50       11/01/01         3,750,000
Health Midwest Ventures Group, Inc.                                            7,500,000      3.00       11/07/01         7,500,000
Kings Glen Apartments LLC                                                      3,226,000      2.50       11/01/01         3,226,000
Mississippi Business Finance Corporation IDR - Benchcraft Project              1,300,000      2.50       11/07/01         1,300,000
Mississippi Business Finance Corporation IDR - GE Plastics Project             2,500,000      2.61       11/01/01         2,500,000
New Jersey EDA EDR - MSNBC/CNBC Project                                        6,600,000      2.61       11/01/01         6,600,000
Radiation Oncology Partners LLP                                                2,475,000      2.50       11/01/01         2,475,000
T3 Holdings, Inc. (b)                                                         10,000,000      2.50       11/07/01        10,000,000
Thayer Properties LLC                                                          6,895,000      2.50       11/01/01         6,895,000
Tifton Mall, Inc.                                                              3,430,000      2.50       11/01/01         3,430,000
Virginia Health Services, Inc.                                                 3,000,000      2.50       11/07/01         3,000,000
WLB, LLC                                                                       2,000,000      2.50       11/01/01         2,000,000
Woodland Park Apartments LLC                                                   6,930,000      2.50       11/01/01         6,930,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                   115,181,000
-----------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 12.3%
Federal Home Loan Bank Bonds:
  3.60%, Due 9/19/02                                                          10,000,000      3.60        9/19/02        10,000,000
  3.625%, Due 9/11/02                                                         24,000,000      3.63        9/11/02        24,000,000
  3.65%, Due 9/11/02                                                          22,000,000      3.65        9/11/02        22,000,000
  4.25%, Due 5/03/02                                                          24,000,000      4.04        5/03/02        24,024,836
Federal Home Loan Mortgage Corporation Discount Notes, Zero %, Due 2/20/02     8,000,000      4.35        2/20/02         7,893,933
Federal Home Loan Mortgage Corporation Medium-Term Notes:
  2.55%, Due 10/22/02                                                         50,000,000      2.56       10/22/02        49,995,137
  4.32%, Due 5/08/02                                                          22,000,000      4.32        5/08/02        22,000,000
  4.35%, Due 5/08/02                                                          23,000,000      4.35        5/08/02        23,000,000
Federal National Mortgage Association Notes:
  4.03%, Due 6/28/02                                                          25,000,000      4.03        6/28/02        25,000,000
  6.48%, Due 11/02/01                                                         12,000,000      5.36       11/02/01        12,000,727
  6.625%, Due 4/15/02                                                         28,200,000      3.82        4/15/02        28,551,375
-----------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                          248,466,008
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             STRONG MONEY MARKET FUND (continued)

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.0%
State Street Bank (Dated 10/31/01), 2.25%, Due 11/1/01 (Repurchase proceeds
  $31,202); Collateralized by: United States Government Issues (h)             $31,200        2.25%      11/01/01    $       31,200
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                                  31,200
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.1%                                                                                2,028,727,954
Other Assets and Liabilities, Net (0.1%)                                                                                   (915,849)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                    $2,027,812,105
===================================================================================================================================

                                             STRONG MUNICIPAL MONEY MARKET FUND

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------

Municipal Bonds 14.6%
Arizona 0.2%
Phoenix, Arizona IDA MFHR (e)                                                $ 5,130,000      3.15%       6/15/02       $ 5,130,000

Arkansas 0.6%
Bentonville, Arkansas Housing Authority MFHR - Bentonville Commons
  Apartments Project (e)                                                       7,000,000      2.57        4/01/02         7,000,000
Conway, Arkansas Public Facilities Board MFHR - Oak Tree Commons
  Apartments Project (e)                                                       7,000,000      2.57        5/01/02         7,000,000
Rogers, Arkansas Residential Housing Facilities Board MFHR (e)                 4,870,000      2.57        5/01/02         4,870,000
                                                                                                                        -----------
                                                                                                                         18,870,000

California 0.8%
Chula Vista, California IDR (e)                                               24,700,000      4.05        2/15/02        24,700,000

Colorado 0.5%
Denver, Colorado 7.10% City & County School District Number 1 COP
  (Pre-Refunding at $101 on 12/01/01)                                          8,470,000      8.86       12/01/01         8,541,773
Denver, Colorado Zero % City & County Airport Revenue                          7,015,000      2.49       11/15/02         6,836,684
                                                                                                                        -----------
                                                                                                                         15,378,457

Georgia 0.7%
Northeast Georgia 4.00% Health Systems, Inc. Master Notes                     22,500,000      4.00        2/01/02        22,500,000

Kansas 0.5%
Burlington, Kansas 3.25% Environmental Improvement Revenue - Kansas City
  Power & Light Company Project                                                9,250,000      3.25        8/30/02         9,250,000
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas
  City Power & Light Company Project (e)                                       5,000,000      3.25        8/30/02         5,000,000
                                                                                                                        -----------
                                                                                                                         14,250,000

Louisiana 0.4%
Plaquemines, Louisiana Port Harbor and Terminal District Port Facilities
  Revenue - Chevron Pipe Line Company (e)                                     13,000,000      2.75        9/03/02        13,000,000

Mississippi 0.6%
Mississippi Regional Housing Authority Number II MFHR (e):
  Laurel Park Apartments Project                                               7,800,000      3.15        6/01/02         7,800,000
  Terrace Park Apartments Project                                             10,500,000      3.50        5/01/02        10,500,000
                                                                                                                        -----------
                                                                                                                         18,300,000

Missouri 0.2%
Missouri 6.20% GO Refunding                                                    2,550,000      6.20       11/01/01         2,550,000
Missouri 6.25% GO Refunding                                                    2,725,000      6.25       11/01/01         2,725,000
                                                                                                                        -----------
                                                                                                                          5,275,000

New Mexico 0.2%
New Mexico Regional Housing Region II MFHR (e):
  Country Club Apartments Project                                              4,200,000      3.90        7/11/02         4,200,000
  San Clemente Apartments Project                                              3,200,000      5.96       12/21/01         3,200,000
                                                                                                                        -----------
                                                                                                                          7,400,000

New York 1.7%
Buffalo, New York 3.60% RAN                                                   50,000,000      3.31        6/27/02        50,094,667

North Carolina 0.6%
Raleigh, North Carolina Housing Authority MFHR - Overlooke at Sims
  Creek Project (e)                                                           16,700,000      5.50       12/14/01        16,700,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                              Pricipal       Yield to   Maturity      Amortized
                                                                               Amount        Matirity    Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Ohio 0.8%
Franklin, Ohio MFHR - 260 East Naghten Street Project (e)                    $ 6,250,000      3.05%      8/01/02     $  6,250,000
Hillsboro, Ohio 3.98% City School District                                     7,000,000      3.51       2/04/02        7,008,441
Licking County, Ohio MFHR - Sharon Glyn II Apartments Project (e)              3,500,000      2.50      10/01/02        3,500,000
Ohio 2.90% Water Development Authority Solid Waste Facilities Revenue
  BAN - PEL Project                                                            6,000,000      2.90       8/01/02        6,000,000
                                                                                                                      -----------
                                                                                                                       22,758,441
Oregon 0.3%
Gresham, Oregon 3.10% TRAN                                                     7,750,000      3.10       6/27/02        7,750,000

Pennsylvania 0.2%
Dauphin County, Pennsylvania 7.375% Hospital Authority Revenue Refunding -
  Community General Osteopathic Hospital Project (Pre-Refunding at $102 on
  6/01/02)                                                                     6,000,000      3.75       6/01/02        6,242,247

Tennessee 0.3%
Loudon County, Tennessee 5.25% BAN                                             8,550,000      5.25      12/01/01        8,550,000

Texas 0.1%
Harris County, Texas 3.45% HFC SFMR                                            2,000,000      3.45       2/01/02        2,000,000
South Plains, Texas 3.45% HFC                                                  1,510,000      3.45       2/01/02        1,510,000
                                                                                                                      -----------
                                                                                                                        3,510,000
Virginia 1.2%
Louisa, Virginia IDA Solid Waste and Sewer Disposal Revenue - Virginia
  Electric and Power Company Project (e)                                      35,000,000      4.00       3/01/02       35,000,000
Newport News, Virginia Redevelopment and Housing Authority Revenue -
  Walker Village Project (e)                                                   2,450,000      4.60       4/01/02        2,450,000
                                                                                                                      -----------
                                                                                                                       37,450,000

Wisconsin 0.2%
New London, Wisconsin 2.85% School District TRAN                               4,500,000      2.82       9/27/02        4,501,148

Wyoming 0.5%
Campbell County, Wyoming IDR - Two Elk Power General Station Project          16,300,000      4.60      12/03/01       16,300,000

Multiple States 4.0%
Ironwood Trust Pass-Thru Certificates (e)                                      3,579,000      4.00       1/02/02        3,579,000
Pitney Bowes Credit Corporation Leasetops Trusts (e)                          30,177,930      2.50      10/02/02       30,177,930
USBI Trust Pass-Thru Certificates, Class A (e):
  Series 1998-C                                                               28,315,000      3.65      11/01/01       28,315,000
  Series 1998-D                                                               31,880,000      5.60      12/01/01       31,880,000
  Series 1999-E                                                                9,095,000      3.65      12/03/01        9,095,000
  Series 1999-G                                                                4,000,000      3.65      12/03/01        4,000,000
  Series 2000-A                                                               13,876,036      3.50       1/02/02       13,876,036
                                                                                                                     ------------
                                                                                                                      120,922,966
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                 439,582,926
---------------------------------------------------------------------------------------------------------------------------------
Municipal Commercial Paper 0.3%
Arizona
Tolleson, Arizona Municipal Finance Corporation Revenue Refunding              8,560,000      2.75     12/14/01         8,560,000
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                                                        8,560,000
---------------------------------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 1.1%
Mississippi 0.2%
Mississippi Regional Housing Authority Number 8 MFHR - Magnolia Park
  Apartments Project                                                           6,200,000      3.75      3/01/02         6,200,000

Puerto Rico 0.4%
Puerto Rico Industrial, Medical and Environmental PCFA Revenue -
  Union Carbide Corporation Project                                           10,890,000      4.35      3/15/02        10,890,000

Tennessee 0.2%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project          6,160,000      3.80      6/01/02         6,160,000

Texas 0.2%
Harris County, Texas HFC MFHR - Arbor II Limited Project                       4,200,000      2.85     10/01/02         4,200,000

----------------------------------------------------------------------------------------------------------------------
                                    STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                      Principal    Yield to   Maturity     Amortized
                                                                       Amount      Maturity   Date (d)   Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------
Multiple States 0.1%
Eastern States Tax-Exempt Mortgage Bond Trust                        $ 4,025,000     5.19%     3/01/02   $  4,025,000
---------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                       31,475,000
---------------------------------------------------------------------------------------------------------------------
Semi-Annual Variable Rate Put Bonds 0.2%
Tennessee
Marion County, Tennessee Industrial Environmental Development
  Board EDR - Variform, Inc. Project                                   7,000,000     2.90      2/01/02      7,000,000
---------------------------------------------------------------------------------------------------------------------
Total Semi-Annual Variable Rate Put Bonds                                                                   7,000,000
---------------------------------------------------------------------------------------------------------------------
Monthly Variable Rate Put Bonds 0.3%
Maryland 0.2%
Capital View II LP Tax-Exempt Bond Grantor Trust                       6,380,000     2.90     11/01/01      6,380,000

Ohio 0.1%
Blue Bell Tax-Exempt Bond Grantor Trust                                1,569,111     2.85     11/01/01      1,569,111
---------------------------------------------------------------------------------------------------------------------
Total Monthly Variable Rate Put Bonds                                                                       7,949,111
---------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 72.6%
Alabama 2.1%
Alabama HFA SFMR                                                      19,490,000     2.38     11/08/01     19,490,000
Alabama IDA IDR:
  Research Genetics, Inc. Project                                      2,355,000     2.50     11/08/01      2,355,000
  Whitesell Project                                                    3,575,000     2.50     11/08/01      3,575,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project            10,000,000     2.35     11/08/01     10,000,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project                 2,570,000     2.70     11/08/01      2,570,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc. Project        930,000     2.40     11/08/01        930,000
Huntsville, Alabama IDB Industrial Revenue - Modular Process
  Technology Corporation Project                                       4,000,000     2.43     11/08/01      4,000,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project                                         9,225,000     2.30     11/08/01      9,225,000
Montgomery, Alabama IDB IDR:
  Asphalt Contractors, Inc. Project                                      900,000     2.50     11/08/01        900,000
  Piknik Properties, Inc. Project                                      5,740,000     2.35     11/08/01      5,740,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project                          1,370,000     2.45     11/08/01      1,370,000
Shelby County, Alabama Economic and IDA Revenue - MD Henry
  Company, Inc. Project                                                1,500,000     2.48     11/08/01      1,500,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project       2,200,000     2.45     11/08/01      2,200,000
                                                                                                         ------------
                                                                                                           63,855,000

Arizona 0.4%
Arizona Health Facilities Authority Revenue - Arizona Healthcare
  Pooled Finance Project                                               5,000,000     2.15     11/08/01      5,000,000
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project        5,916,000     4.12     11/08/01      5,916,000
                                                                                                         ------------
                                                                                                           10,916,000

Arkansas 0.3%
Greene County, Arkansas IDR - Jimmy Sanders, Inc. Project              4,200,000     2.30     11/08/01      4,200,000
Hope, Arkansas IDR - Champion Parts, Inc. Project                        500,000     2.55     11/08/01        500,000
Searcy, Arkansas IDR - Yarnell Ice Cream Company Project               2,400,000     2.68     11/08/01      2,400,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project        2,000,000     2.40     11/08/01      2,000,000
                                                                                                         ------------
                                                                                                            9,100,000

California 5.9%
California GO                                                         12,640,000     4.05     11/08/01     12,640,000
California Infrastructure and Bank EDR - Independent Systems
  Operator Corporation Project:
  Series A                                                            15,720,000     2.35     11/08/01     15,720,000
  Series B                                                            50,140,000     2.50     11/08/01     50,140,000
  Series C                                                            15,100,000     2.50     11/08/01     15,100,000
Glenn, California IDA IDR - Land O' Lakes, Inc. Project                2,900,000     2.35     11/08/01      2,900,000
Los Angeles, California Unified School District COP - Belmont
  Learning Complex Project                                            71,000,000     2.65     11/08/01     71,000,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods,
  Inc. Project                                                         2,625,000     3.30     11/08/01      2,625,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project             3,050,000     2.75     11/08/01      3,050,000
Riverside County, California IDA IDR - Triple H Processors Project     2,040,000     2.90     11/08/01      2,040,000
San Bernardino County, California COP - 1992 Justice Center/
  Airport Improvements Refunding Project                               1,960,000     2.65     11/08/01      1,960,000
San Marcos, California IDA IDR - Tri-M Company Project                 1,155,000     2.93     11/08/01      1,155,000
                                                                                                         ------------
                                                                                                          178,330,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                    October 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                    STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                      Principal    Yield to   Maturity     Amortized
                                                                       Amount      Maturity   Date (d)   Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------
Colorado 3.0%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                $ 3,430,000     2.35%    11/08/01   $  3,430,000
Colorado HFA EDR:
  Casa Rosa and Denver Gasket Project                                  1,840,000     2.50     11/08/01      1,840,000
  NTA Leasing Company Project                                          1,905,000     2.40     11/08/01      1,905,000
Fort Collins, Colorado EDR Refunding - Comridge Project                2,700,000     2.50     11/08/01      2,700,000
Hudson, Colorado IDR                                                   1,250,000     2.40     11/08/01      1,250,000
Jefferson County, Colorado IDR - Accutronics, Inc. Project             1,375,000     2.60     11/08/01      1,375,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project         2,585,000     2.75     11/08/01      2,585,000
Park Creek Metropolitan District Tax Increment Revenue                74,850,000     2.50     11/08/01     74,850,000
Weld County, Colorado Revenue - MAK Group Project                      1,345,000     2.45     11/08/01      1,345,000
                                                                                                         ------------
                                                                                                           91,280,000

Florida 1.7%
Broward County, Florida Airport System Revenue                         4,535,000     2.33     11/08/01      4,535,000
Broward County, Florida HFA MFHR - Sawgrass Pines Apartments
  Project                                                             12,000,000     3.25     11/08/01     12,000,000
Escambia County, Florida Health Facilities Authority Revenue          11,610,000     2.23     11/08/01     11,610,000
Florida Finance Corporation MFHR                                      17,030,000     2.35     11/08/01     17,030,000
Ithaka Partners II Trust Certificates                                  3,897,529     2.60     11/08/01      3,897,529
Jacksonville, Florida Economic Development Commission IDR -
  Tremron Jacksonville Project                                         3,000,000     2.35     11/08/01      3,000,000
                                                                                                         ------------
                                                                                                           52,072,529

Georgia 8.4%
Adairsville, Georgia Development Authority IDR - Sakai American
  Manufacturing Project                                                6,200,000     3.70     11/08/01      6,200,000
Athens-Clarke County, Georgia IDA IDR - Nakanishi Manufacturing
  Corporation Project                                                  8,000,000     3.90     11/08/01      8,000,000
Bremen, Georgia Development Authority IDR - HL-A Company, Inc.
  Project                                                              9,000,000     3.60     11/08/01      9,000,000
Bulloch County, Georgia Development Authority Solid Waste Disposal
  Revenue - Apogee Enterprises, Inc. Project                           5,400,000     2.33     11/08/01      5,400,000
Cherokee County, Georgia IDA Revenue - Piolax Corporation Project      7,000,000     4.00     11/08/01      7,000,000
Columbus, Georgia Development Authority Revenue Refunding - Jordan
  Company Project                                                      1,195,000     2.45     11/08/01      1,195,000
Crisp County, Georgia Solid Waste Management Authority Revenue        30,600,000     2.57     11/08/01     30,600,000
De Kalb County, Georgia Development Authority PCR - General Motors
  Corporation Project                                                  9,000,000     3.00     11/08/01      9,000,000
Georgia Municipal Gas Authority Gas Revenue - Agency Project:
  Series A                                                            46,100,000     2.25     11/08/01     46,100,000
  Series B                                                            12,000,000     2.25     11/08/01     12,000,000
  Series C                                                            21,990,000     2.25     11/08/01     21,990,000
Georgia Municipal Gas Authority Gas Revenue - Gas Portfolio II
  Project:
  Series A                                                            37,530,000     2.25     11/08/01     37,530,000
  Series B                                                            49,200,000     2.25     11/08/01     49,200,000
Rockdale County, Georgia Development Authority IDR - Liochem, Inc.
  Project                                                              8,000,000     4.10     11/08/01      8,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project     1,175,000     2.85     11/08/01      1,175,000
                                                                                                         ------------
                                                                                                          252,390,000

Idaho 0.2%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project        5,175,000     2.45     11/08/01      5,175,000

Illinois 8.1%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower
  Apartments Project                                                   7,050,000     3.30     11/08/01      7,050,000
Aurora, Kane & DuPage Counties, Illinois IDR                           1,120,000     2.50     11/08/01      1,120,000
Carol Stream, Illinois IDR - MI Enterprises Project                    2,040,000     2.35     11/08/01      2,040,000
Chicago, Illinois IDR - Bullen Midwest, Inc. Project                   1,765,000     2.37     11/08/01      1,765,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project               1,385,000     2.48     11/08/01      1,385,000
Clipper Brigantine Tax-Exempt Certificates Trust                      30,730,000     2.38     11/08/01     30,730,000
Geneva, Illinois IDR - Continental Envelope Project                    2,585,000     2.40     11/08/01      2,585,000
Illinois DFA IDR:
  Apogee Enterprises, Inc. Project                                     1,000,000     2.33     11/08/01      1,000,000
  Homak Manufacturing Company, Inc. Project                            4,610,000     2.35     11/08/01      4,610,000
  Icon Metalcraft, Inc. Project                                        1,990,000     2.25     11/08/01      1,990,000
  Knead Dough Baking Company Project                                   5,090,000     2.40     11/08/01      5,090,000
  MCL, Inc. Project                                                    5,255,000     2.40     11/08/01      5,255,000
  MTI Project                                                          4,000,000     4.10     11/08/01      4,000,000
  MZG Associates LLC Project                                           4,965,000     2.35     11/08/01      4,965,000
  Sumitomo Machinery Corporation Project                               2,000,000     4.20     11/08/01      2,000,000
  THK America, Inc. Project                                            3,700,000     4.20     11/08/01      3,700,000
  Tella Tool & Manufacturing Company Project                           1,530,000     2.25     11/08/01      1,530,000
  Wave, Inc. Project                                                   4,100,000     2.40     11/08/01      4,100,000

48

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
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                                        STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Illinois DFA Limited Obligation Revenue - Surgipath Medical
  Industries Project                                                         $ 1,900,000      2.45%      11/08/01      $  1,900,000
Illinois DFA Revenue - Provena Health Project                                 62,650,000      2.25       11/08/01        62,650,000
Lake County, Illinois IDR - Brown Paper Goods Project                          3,560,000      2.45       11/08/01         3,560,000
Lakemoor, Illinois MFHR:
  Series A                                                                    29,095,000      2.33       11/08/01        29,095,000
  Series B                                                                    50,000,000      2.33       11/08/01        50,000,000
Naperville, Illinois IDR - General Motors Corporation Project                  6,180,000      3.00       11/08/01         6,180,000
Springfield, Illinois Airport Authority Revenue - Allied-Signal, Inc. Project  4,375,000      4.20       11/08/01         4,375,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard Project            1,840,000      2.40       11/08/01         1,840,000
                                                                                                                       ------------
                                                                                                                        244,515,000
Indiana 1.7%
Ashley, Indiana EDR - Trin, Inc. Project                                       4,000,000      3.60       11/08/01         4,000,000
Brownsburg, Indiana EDR - Zanetis Enterprises Project                          2,500,000      2.30       11/08/01         2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company Project               8,100,000      2.28       11/08/01         8,100,000
Indianapolis Industrial EDR - Roth Companies, Inc. Project                     2,700,000      2.30       11/08/01         2,700,000
La Porte County, Indiana EDR - Universal Forest Products Project               2,400,000      2.30       11/08/01         2,400,000
Portage, Indiana EDR - American Iron Project                                   1,000,000      4.30       11/08/01         1,000,000
Portage, Indiana PCR - American Iron Project                                  10,000,000      4.30       11/08/01        10,000,000
Seymour, Indiana EDR - Kobelco Metal Powder Company Project                    8,000,000      4.20       11/08/01         8,000,000
Shelbyville, Indiana EDR - AFR Properties and American Resources Projects      2,250,000      2.45       11/08/01         2,250,000
Spencer County, Indiana PCR - American Iron Oxide Company Project              8,600,000      4.30       11/08/01         8,600,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project                           1,000,000      2.40       11/08/01         1,000,000
                                                                                                                       ------------
                                                                                                                         50,550,000
Iowa 0.5%
Eldridge, Iowa IDR - American Finishing Resources, Inc.                        1,685,000      2.50       11/08/01         1,685,000
Indianola, Iowa Health Care Facility Revenue Refunding - The Village Project   5,060,000      2.25       11/08/01         5,060,000
Iowa Finance Authority IDR:
  Dixie Bedding Company Project                                                3,000,000      2.50       11/08/01         3,000,000
  First Cooperative Association Project                                        2,975,000      2.35       11/08/01         2,975,000
Scott County, Iowa Industrial Waste Revenue - Nichols Aluminum Project         2,600,000      2.30       11/08/01         2,600,000
                                                                                                                       ------------
                                                                                                                         15,320,000
Kansas 0.3%
Lawrence, Kansas IDR - ProSoCo Project                                         5,260,000      2.43       11/08/01         5,260,000
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project                     3,600,000      2.35       11/08/01         3,600,000
                                                                                                                       ------------
                                                                                                                          8,860,000
Kentucky 2.9%
Bardstown, Kentucky IBR - Linpac Materials Handling Project                    5,890,000      2.30       11/08/01         5,890,000
Bowling Green, Kentucky IBR:
  Bando Manufacturing of America, Inc. Project                                 7,900,000      4.20       11/08/01         7,900,000
  TWN Fastener, Inc. Project                                                   8,725,000      4.20       11/08/01         8,725,000
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project      4,155,000      2.35       11/08/01         4,155,000
Glasgow, Kentucky IBR - ACK Controls, Inc. Project                             6,790,000      3.60       11/08/01         6,790,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project      7,815,000      2.40       11/08/01         7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project                  20,165,000      2.15       11/08/01        20,165,000
Kentucky Rural EDA IBR - JS Technologies Corporation Project                   1,904,000      4.20       11/08/01         1,904,000
Madisonville, Kentucky IBR - Period, Inc. Project                              3,640,000      2.45       11/08/01         3,640,000
Russellville, Kentucky IBR - JS Technos Corporation Project                    3,000,000      4.20       11/08/01         3,000,000
Shelbyville, Kentucky IBR - Ichikoh Manufacturing, Inc. Project                7,900,000      4.20       11/08/01         7,900,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project                     10,000,000      2.50       11/08/01        10,000,000
                                                                                                                       ------------
                                                                                                                         87,884,000
Louisiana 0.2%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue -
  Shreveport Fabricators Project                                               1,500,000      3.20       11/08/01         1,500,000
Caddo Parish, Louisiana IDB, Inc. PCR - General Motors Corporation Project     4,000,000      3.00       11/08/01         4,000,000
Louisiana Local Government Environmental Facilities and Community
  Development Authority Revenue - Caddo-Bossier Parishes Project               1,500,000      3.20       11/08/01         1,500,000
                                                                                                                       -------------
                                                                                                                          7,000,000
Maine 0.4%
Maine Finance Authority Revenue - William Arthur, Inc. Project:
  Series 1997                                                                  1,500,000      2.25       11/08/01         1,500,000
  Series 1998                                                                  3,500,000      2.25       11/08/01         3,500,000
Maine Regional Waste System, Inc. Solid Waste Resource Recovery Revenue        6,805,000      2.15       11/08/01         6,805,000
                                                                                                                       ------------
                                                                                                                         11,805,000

                                                                              49

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
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              October 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
                                        STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                                Principal    Yield to   Maturity     Amortized
                                                                                 Amount      Maturity   Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Maryland 0.5%
Maryland EDC IDR - Lenmar, Inc. Project                                        $ 5,310,000     2.33%    11/08/01    $ 5,310,000
Montgomery County, Maryland Housing Opportunities Commission Housing Revenue     4,000,000     2.38     11/08/01      4,000,000
Washington County, Maryland EDR - Tandy Project                                  5,100,000     3.10     11/08/01      5,100,000
                                                                                                                    -----------
                                                                                                                     14,410,000
Massachusetts 0.4%
Massachusetts Industrial Finance Agency IDR:
  Barker Steel Company Issue                                                     1,500,000     2.70     11/08/01      1,500,000
  Portland Causeway Realty Trust                                                 2,600,000     2.75     11/08/01      2,600,000
Salem, Massachusetts IDFA IDR - Applied Extrusion Technologies, Inc. Project     6,500,000     2.75     11/08/01      6,500,000
                                                                                                                    -----------
                                                                                                                     10,600,000
Michigan 1.4%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project         1,400,000     3.52     11/08/01      1,400,000
Michigan Hospital Finance Authority Revenue                                      8,970,000     2.58     11/08/01      8,970,000
Michigan Job Development Authority PCR - Mazda Motor Manufacturing
  USA Corporation Project                                                       11,200,000     4.10     11/08/01     11,200,000
Michigan Strategic Fund, Ltd. Obligation Revenue:
  Alpha Technology Corporation Project                                           5,000,000     3.70     11/08/01      5,000,000
  Drake Enterprises  Project                                                     3,800,000     2.30     11/08/01      3,800,000
  Height Investments Project                                                     5,500,000     2.40     11/08/01      5,500,000
  Midwest Kellering  Company Project                                             2,800,000     2.30     11/08/01      2,800,000
  Sligh Furniture Company Project                                                3,600,000     2.40     11/08/01      3,600,000
                                                                                                                    -----------
                                                                                                                     42,270,000
Minnesota 1.0%
Burnsville, Minnesota Housing Revenue - Provence LLC Project                    12,650,000     2.33     11/08/01     12,650,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project                                         5,750,000     2.40     11/08/01      5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project                      1,000,000     2.33     11/08/01      1,000,000
New Brighton, Minnesota IDR - Donatelle Holdings Project                         2,650,000     2.45     11/08/01      2,650,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project                  800,000     2.45     11/08/01        800,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project            1,345,000     2.45     11/08/01      1,345,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project            4,675,000     2.50     11/08/01      4,675,000
                                                                                                                    -----------
                                                                                                                     28,870,000
Mississippi 0.3%
Mississippi Business Finance Corporation IDR:
  American Metal Sales, Inc. Project                                             3,300,000     3.20     11/08/01      3,300,000
  Barclay Furniture Company Project                                              1,300,000     2.45     11/08/01      1,300,000
  Jimmy Sanders, Inc. Project                                                    1,900,000     2.30     11/08/01      1,900,000
  Polks Meat Products, Inc. Project                                              3,800,000     3.20     11/08/01      3,800,000
                                                                                                                    -----------
                                                                                                                     10,300,000
Missouri 1.3%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber Products Project     3,300,000     2.40     11/08/01      3,300,000
Kirksville, Missouri IDA IDR - Ortech Project                                    7,200,000     4.20     11/08/01      7,200,000
Missouri Development Finance Board IDR - MFA, Inc. Project:
  Series A                                                                       1,990,000     2.35     11/08/01      1,990,000
  Series B                                                                         765,000     2.35     11/08/01        765,000
Missouri Health and EFA Health Facilities Revenue - Pooled Hospital
  Loan Program                                                                   2,230,000     2.15     11/08/01      2,230,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project              6,195,000     2.38     11/08/01      6,195,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project                             2,000,000     2.43     11/08/01      2,000,000
St. Joseph, Missouri IDR - Lifeline Foods LLC Project                            7,140,000     2.35     11/08/01      7,140,000
Springfield, Missouri IDA Revenue - DMP Properties LLC Project                   2,300,000     2.33     11/08/01      2,300,000
Washington, Missouri IDA IDR - Clemco Industries Project                         5,000,000     2.38     11/08/01      5,000,000
West Plains, Missouri IDA IDR - West Plains Manor Project                        2,200,000     4.30     11/08/01      2,200,000
                                                                                                                    -----------
                                                                                                                     40,320,000
Nebraska 0.5%
Adams County, Nebraska IDR EDC - Hastings Project                                1,920,000     2.45     11/08/01      1,920,000
Boone County, Nebraska IDR - Global Industries, Inc. Project                     4,000,000     2.45     11/08/01      4,000,000
Buffalo County, Nebraska IDR - Agrex, Inc. Project                               1,160,000     2.20     11/08/01      1,160,000
Hall County, Nebraska IDR                                                        3,000,000     2.45     11/08/01      3,000,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project                              5,100,000     2.20     11/08/01      5,100,000
                                                                                                                    -----------
                                                                                                                     15,180,000
New Hampshire 0.2%
New Hampshire Business Finance Authority Industrial Facility Revenue -
  Nickerson Assembly Company Project                                             1,420,000     2.40     11/08/01      1,420,000
New Hampshire IDA                                                                5,000,000     2.75     11/08/01      5,000,000
                                                                                                                    -----------
                                                                                                                      6,420,000

50

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
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                                          STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey 0.2%
New Jersey EDA EDR - Epitaxx, Inc. Project                                   $ 5,000,000      3.90%      11/08/01      $  5,000,000

New Mexico 0.5%
Bernalillo County, New Mexico MFHR - Westwood Villas Project                  13,360,000      2.95       11/08/01        13,360,000

New York 0.3%
Ontario County, New York Industrial Development Agency IDR Refunding -
  Seneca Foods Corporation Project                                             5,185,000      2.50       11/08/01         5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project              5,060,000      2.50       11/08/01         5,060,000
                                                                                                                       ------------
                                                                                                                         10,245,000
North Carolina 1.0%
Alleghany County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                   1,250,000      2.85       11/08/01         1,250,000
Buncombe County, North Carolina Industrial Facilities and PCFA Revenue -
  Rich Mount, Inc. Project                                                     4,000,000      3.95       11/08/01         4,000,000
Craven County, North Carolina Industrial Facilities and PCFA IDR -
  Wheatstone Corporation Project                                               3,080,000      2.85       11/08/01         3,080,000
Gaston County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                   2,665,000      2.85       11/08/01         2,665,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR -
  Triangle Building Supply, Inc. Project                                       2,000,000      2.50       11/08/01         2,000,000
Mecklenburg County, North Carolina Industrial Facilities and PCFA Industrial
  Revenue - Murata Wiedemann, Inc. Project                                     5,300,000      3.95       11/08/01         5,300,000
North Carolina Ports Authority Exempt Facility Revenue -
  Jordan Lumber & Supply, Inc. Project                                         4,020,000      2.85       11/08/01         4,020,000
Rutherford County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Industries, Inc. Project                                         4,655,000      2.85       11/08/01         4,655,000
Wake County, North Carolina Industrial Facilities and Pollution Control
  Financing Authority Revenue - Carolina Power & Light Company Project         1,200,000      2.85       11/08/01         1,200,000
                                                                                                                       ------------
                                                                                                                         28,170,000
North Dakota 0.1%
Traill County, North Dakota Solid Waste Disposal Revenue - American Crystal
  Sugar Company Project                                                        3,580,000      2.40       11/08/01         3,580,000

Ohio 3.7%
Butler County, Ohio MFHR Floating Rate Registered Trusts                      17,825,000      2.83       11/08/01        17,825,000
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and One Industry
  Drive, Inc. Projects                                                         1,760,000      2.40       11/08/01         1,760,000
Franklin County, Ohio Hospital Revenue                                        15,800,000      2.28       11/08/01        15,800,000
Franklin County, Ohio IDR - Lifeline Shelter System Project                    1,580,000      2.50       11/08/01         1,580,000
Franklin County, Ohio IDR Refunding - Berwick Steel Company Project            3,240,000      4.10       11/08/01         3,240,000
Gallia County, Ohio IDR - Harsco Corporation Project                           3,500,000      3.18       11/08/01         3,500,000
Hamilton County, Ohio Hospital Facilities Revenue                             53,000,000      2.35       11/08/01        53,000,000
Marion County, Ohio IDR - Central Ohio Farmers Project                         4,000,000      2.35       11/08/01         4,000,000
Ohio Water Development Authority Pollution Control Facilities Revenue -
  General Motors Corporation Project                                          10,000,000      3.00       11/08/01        10,000,000
Summit County, Ohio IDR - LKL Properties, Inc. Project                           650,000      4.30       11/08/01           650,000
                                                                                                                       ------------
                                                                                                                        111,355,000
Oklahoma 0.2%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project                   7,030,000      2.28       11/08/01         7,030,000

Pennsylvania 0.1%
Northeastern Pennsylvania Hospital and Education Authority Health Care
  Revenue - Wyoming Valley Health Care Project                                 1,750,000      2.15       11/08/01         1,750,000

South Carolina 1.4%
Charleston County, South Carolina Industrial Revenue - Tandy
  Corporation Project                                                          1,000,000      3.30       11/08/01         1,000,000
Fairfield County, South Carolina Industrial Revenue - Fuji Copian
  Corporation Project                                                          9,000,000      3.95       11/08/01         9,000,000
Lee County, South Carolina IDR - WPJ Realty, Inc. Project                      2,500,000      2.38       11/08/01         2,500,000
Richland County, South Carolina IDR - Ashland Oil Project                      1,400,000      3.52       11/08/01         1,400,000
South Carolina HFA HDA MFHR                                                      520,000      2.35       11/08/01           520,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 October 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                     STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                              Principal     Yield to     Maturity       Amortized
                                                                               Amount       Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina Jobs EDA EDR:
  Alexander Machinery, Inc. Project                                          $ 1,900,000      2.55%      11/08/01      $  1,900,000
  Carolina Cotton Works, Inc. Project                                          2,300,000      2.33       11/08/01         2,300,000
  F&S Realty LLC Project                                                       8,000,000      2.55       11/08/01         8,000,000
  Sea Pro Boats, Inc. Project                                                  1,340,000      2.38       11/08/01         1,340,000
South Carolina Jobs - EDA Health Facilities Revenue                            5,000,000      3.18       11/08/01         5,000,000
South Carolina Ports Authority Ports Revenue                                  10,000,000      2.10       11/08/01        10,000,000
                                                                                                                       ------------
                                                                                                                         42,960,000
South Dakota 0.3%
Brookings, South Dakota IDR - Lomar Development Company Project                1,900,000      2.80       11/08/01         1,900,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC              1,000,000      2.35       11/08/01         1,000,000
South Dakota HDA Revenue - Housing Development Project                         4,985,000      2.50       11/08/01         4,985,000
                                                                                                                       ------------
                                                                                                                          7,885,000
Tennessee 2.1%
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments Project    6,675,000      2.35       11/08/01         6,675,000
Chattanooga, Tennessee Health, Education & Housing Facility Board Revenue     14,980,000      4.05       11/08/01        14,980,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey Perforated
  Products Project                                                             2,500,000      2.45       11/08/01         2,500,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue -
  Fairfield Glade Community Club                                               7,000,000      2.43       11/08/01         7,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing
  Company Project                                                              2,500,000      2.48       11/08/01         2,500,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project           3,100,000      2.48       11/08/01         3,100,000
Jackson, Tennessee Health, Educational and Housing Facility Board MFHR:
  Park Ridge Apartments Project                                                5,000,000      2.40       11/08/01         5,000,000
  Union University Project                                                     4,300,000      2.33       11/08/01         4,300,000
  University School of Jackson Project                                         6,700,000      2.33       11/08/01         6,700,000
Knox County, Tennessee Health, Educational and Housing Facilities Board
  Revenue - Holston Long Term Care Project                                     3,700,000      2.35       11/08/01         3,700,000
Memphis-Shelby County, Tennessee IDB IDR Refunding - Techno Steel
  Corporation Project                                                          3,800,000      2.38       11/08/01         3,800,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project         3,100,000      2.48       11/08/01         3,100,000
Rutherford County, Tennessee IDB IDR - Farmers Cooperative Project             1,000,000      2.35       11/08/01         1,000,000
                                                                                                                       ------------
                                                                                                                         64,355,000
Texas 4.9%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project                3,500,000      2.46       11/08/01         3,500,000
Bastrop County, Texas IDC Industrial Revenue - Biocrest Partners LP Project    7,360,000      2.90       11/08/01         7,360,000
Bexar County, Texas HFC MFHR - UTSA Apartments Project                         3,700,000      3.18       11/08/01         3,700,000
Bexar County, Texas Health Facilities Development Corporation Revenue          5,620,000      2.43       11/08/01         5,620,000
Bexar County, Texas IDC IDR - Coilplus-Texas, Inc. Project                     4,000,000      3.70       11/08/01         4,000,000
Brownsville, Texas IDC IDR - Tella Tool & Manufacturing Company Project        1,270,000      2.35       11/08/01         1,270,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil, Inc. Project  4,700,000      3.52       11/08/01         4,700,000
Harris County, Texas Health Facilities Development Corporation Revenue:
  Series PA 549                                                                8,995,000      2.43       11/08/01         8,995,000
  Series PT 443                                                                4,430,000      2.43       11/08/01         4,430,000
  Series 6                                                                    15,700,000      2.30       11/08/01        15,700,000
Harris County, Texas IDC IDR - North American Galvanizing Project              4,410,000      2.30       11/08/01         4,410,000
Houston, Texas Independent School District GO                                 10,000,000      2.28       11/08/01        10,000,000
Matagorda County, Texas Hospital District Revenue                              4,300,000      2.20       11/08/01         4,300,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project                  3,000,000      2.60       11/08/01         3,000,000
North Central Texas Health Facility Development Corporation Revenue            6,010,000      2.43       11/08/01         6,010,000
Phoenix Realty Special Account MFHR - Brightons Mark Project                   8,075,000      2.53       11/08/01         8,075,000
Port Development Corporation Marine Terminal Revenue -
  Pasadena Terminal Company, Inc. Project                                        150,000      2.35       11/08/01           150,000
Robstown, Texas IDC IDR - Concrete Pipe and Products Company, Inc. Project     1,800,000      2.40       11/08/01         1,800,000
San Antonio, Texas HFC MFHR                                                    6,700,000      2.38       11/08/01         6,700,000
Tarrant County, Texas HFC Revenue                                             27,240,000      2.38       11/08/01        27,240,000
Texas Municipal Securities Trust Receipts                                     10,270,000      2.10       11/08/01        10,270,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project                              5,900,000      2.48       11/08/01         5,900,000
                                                                                                                       ------------
                                                                                                                        147,130,000
Utah 0.2%
West Jordan, Utah IDR - Southwire Company Project                              6,240,000      2.38       11/08/01         6,240,000

Virginia 0.6%
Alexandria, Virginia Redevelopment and Housing Authority MFHR                 13,820,000      2.38       11/08/01        13,820,000
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project                      1,900,000      3.40       11/08/01         1,900,000
Virginia Beach, Virginia IDA Revenue - Management Services Group Project       3,000,000      3.25       11/08/01         3,000,000
                                                                                                                       ------------
                                                                                                                         18,720,000

-----------------------------------------------------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                             Principal    Yield to   Maturity    Amortized
                                                                              Amount      Maturity    Date (d)  Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------
Washington 0.1%
Pierce County, Washington EDC Revenue - Brown & Haley Project              $    440,000     2.45%    11/08/01    $    440,000
Washington EDFA EDR - Art & Theresa Mensonides Project                        2,240,000     2.40     11/08/01       2,240,000
                                                                                                                 ------------
                                                                                                                    2,680,000

West Virginia 1.0%
Harrison County, West Virginia Board of Education MERLOT                     15,920,000     2.24    11/08/01       15,920,000
Monongalia County, West Virginia Board of Education Revenue MERLOT           13,780,000     2.24    11/08/01       13,780,000
                                                                                                                 ------------
                                                                                                                   29,700,000

Wisconsin 2.4%
Appleton, Wisconsin IDR:
  Graphic Communications Project                                              2,100,000     2.30    11/08/01        2,100,000
  Great Northern Corporation Project                                          1,500,000     2.30    11/08/01        1,500,000
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project                           4,600,000     2.33    11/08/01        4,600,000
Ashwaubenon, Wisconsin IDR:
  Pioneer Metal Finishing, Inc. Project                                       1,615,000     2.70    11/08/01        1,615,000
  Valley Packaging Supply Company Project                                     2,320,000     2.45    11/08/01        2,320,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau Paper Mills
  Company Project                                                             9,500,000     2.40    11/08/01        9,500,000
Columbus, Wisconsin IDR - Maysteel Corporation Project                        2,000,000     2.55    11/08/01        2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project                 4,300,000     2.40    11/08/01        4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project                       3,375,000     2.40    11/08/01        3,375,000
Deerfield, Wisconsin IDR - Interpane Glass Company Project                    1,600,000     2.35    11/08/01        1,600,000
Eau Claire, Wisconsin IDR - Eau Claire Press Company Project                  2,500,000     2.30    11/08/01        2,500,000
Franklin, Wisconsin IDR:
  Howard Henz Company, Inc. Project                                           2,585,000     2.40    11/08/01        2,585,000
  Smyczek/ECS Project                                                         2,000,000     2.50    11/08/01        2,000,000
Howard, Wisconsin IDR - Fox Converting, Inc. Project                          4,500,000     2.30    11/08/01        4,500,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project        7,710,000     2.50    11/08/01        7,710,000
Kiel, Wisconsin IDR - Household Utilities, Inc. Project                       3,000,000     2.45    11/08/01        3,000,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue -
  CityForest Corporation Project                                              2,640,000     4.20    11/08/01        2,640,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project                        2,005,000     2.45    11/08/01        2,005,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding -
  Helwig Carbon Products Project                                              1,605,000     2.45    11/08/01        1,605,000
New London, Wisconsin IDR:
  Steel King Industries, Inc. Project                                         1,875,000     2.45    11/08/01        1,875,000
  Wohlt Cheese Corporation Project                                            4,000,000     2.45    11/08/01        4,000,000
Rhinelander, Wisconsin IDR - Superior Diesel Project                          2,000,000     2.45    11/08/01        2,000,000
West Bend, Wisconsin IDR - BesTech Tool Corporation Project                   1,540,000     2.30    11/08/01        1,540,000
                                                                                                                -------------
                                                                                                                   70,870,000

Wyoming 0.5%
Campbell County, Wyoming IDR - Powder Basin Properties Project                5,425,000     2.15    11/08/01        5,425,000
Wyoming Community Development Authority                                       8,000,000     2.38    11/08/01        8,000,000
                                                                                                                -------------
                                                                                                                   13,425,000

Multiple States 11.3%
Clipper Brigantine Tax-Exempt Certificates Trust                              5,465,000     2.33    11/08/01        5,465,000
Clipper Tax-Exempt Trust COP                                                153,340,510     2.43    11/08/01      153,340,510
IBM Tax-Exempt Trust                                                          6,179,930     2.33    11/08/01        6,179,930
Koch Floating Rate Trust                                                     13,978,230     2.38    11/08/01       13,978,230
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts                       52,375,000     2.60    11/08/01       52,375,000
Macon Trust Pooled Certificates                                              47,525,000     2.43    11/08/01       47,525,000
Puttable Floating Option Tax-Exempt Receipts                                  5,485,000     2.38    11/08/01        5,485,000
Roaring Fork Municipal Products LLC                                          53,895,000     2.38    11/08/01       53,895,000
                                                                                                                -------------
                                                                                                                  338,243,670
-----------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                            2,180,121,199
-----------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 10.6%
Alabama 0.2%
Decatur, Alabama IDR Solid Waste Disposal Revenue - Amoco Chemical
  Company Project                                                             1,000,000     2.15   11/01/01        1,000,000
McIntosh, Alabama IDB Environmental Revenue Refunding -
  CIBC Specialty Project                                                      1,400,000     2.15   11/01/01        1,400,000
Mobile, Alabama IDB Revenue - Alabama Power Company Project                   3,300,000     2.25   11/01/01        3,300,000
                                                                                                                ------------
                                                                                                                   5,700,000

California 3.1%
California PCFA PCR Refunding:
  Series E                                                                   88,250,000     2.35   11/01/01       88,250,000
  Series F                                                                    4,905,000     2.35   11/01/01        4,905,000
                                                                                                                ------------
                                                                                                                  93,155,000

                                                                              53

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                             Principal       Yield to   Maturity      Amortized
                                                                               Amount        Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia 4.5%
District of Columbia General Fund Recovery GO:
  Series B-1                                                                 $ 8,700,000      2.25%     11/01/01  $     8,700,000
  Series B-2                                                                   8,900,000      2.25      11/01/01        8,900,000
  Series B-3                                                                   4,900,000      2.25      11/01/01        4,900,000
District of Columbia Revenue - Medlantic Project:
  Series B                                                                    62,000,000      2.50      11/01/01       62,000,000
  Series C                                                                    49,040,000      2.50      11/01/01       49,040,000
                                                                                                                  ---------------
                                                                                                                      133,540,000

Florida 0.1%
Tampa, Florida Sports Authority Revenue                                       3,600,000       2.10      11/01/01        3,600,000

Georgia 0.2%
Burke County, Georgia Development Authority PCR - Georgia Power Company
  Plant Vogtle Project                                                        6,900,000       2.05      11/01/01        6,900,000

Illinois 0.0%
Will County, Illinois Solid Waste Disposal Revenue - BASF Corporation
  Project                                                                     1,100,000       2.15      11/01/01        1,100,000

Indiana 0.3%
Indiana DFA Environmental Revenue - Republic Services, Inc. Project           3,000,000       2.15      11/01/01        3,000,000
Indiana Transportation Finance Authority Highway Revenue                        450,000       2.10      11/01/01          450,000
Whiting, Indiana Environmental Facilities Revenue -
  Amoco Oil Company Project                                                   4,100,000       2.15      11/01/01        4,100,000
                                                                                                                  ---------------
                                                                                                                        7,550,000

Louisiana 0.2%
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation Project            2,000,000       2.65      11/01/01        2,000,000
Plaquemines Parish, Louisiana Environmental Revenue Refunding -
  BP Exploration & Oil Project                                                2,400,000       2.15      11/01/01        2,400,000
                                                                                                                  ---------------
                                                                                                                        4,400,000

New York 0.6%
New York, New York Industrial Development Agency IDR -
  Nippon Cargo Airlines Company, Ltd. Project                                18,700,000       4.00      11/01/01       18,700,000

Oregon 0.2%
Oregon EDR - SP Newsprint Company Project
  Series 2000                                                                 3,100,000       2.15      11/01/01        3,100,000
  Series 2001                                                                 1,700,000       2.15      11/01/01        1,700,000
                                                                                                                  ---------------
                                                                                                                        4,800,000

South Carolina 0.1%
South Carolina Jobs EDA EDR - Wellman, Inc. Project                           3,400,000       2.25      11/01/01        3,400,000

Texas 0.9%
Brazos River Authority, Texas PCR                                             2,100,000       2.15      11/01/01        2,100,000
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue:
  Amoco Oil Company Project                                                   1,100,000       2.15      11/01/01        1,100,000
  Bayer Corporation Project                                                  20,600,000       2.25      11/01/01       20,600,000
Gulf Coast Waste Disposal Authority Solid Waste Disposal Revenue -
  Amoco Oil Company Project                                                   1,300,000       2.15      11/01/01        1,300,000
Trinity River Authority, Texas PCR - Utilities Electric Company Project       2,600,000       2.15      11/01/01        2,600,000
                                                                                                                  ---------------
                                                                                                                       27,700,000

Utah 0.1%
Salt Lake County, Utah PCR Refunding - Service Station Holdings,
  Inc. Project                                                                4,375,000       2.05      11/01/01        4,375,000

Virginia 0.1%
King George County, Virginia IDA Exempt Facility Revenue - Birchwood
  Power Partners, LP Project                                                  2,000,000       2.15      11/01/01        2,000,000

Wyoming 0.0%
Sweetwater County, Wyoming PCR Refunding - PacifiCorp Projects                  200,000       2.25      11/01/01         200,000
---------------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                                  317,120,000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.7%                                                                              2,991,808,236
Other Assets and Liabilities, Net 0.3%                                                                                10,259,873
---------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                 $3,002,068,109
================================================================================================================================

54

----------------------------------------------------------------------------------------------------------------
                                           STRONG TAX-FREE MONEY FUND

                                                                 Principal   Yield to   Maturity     Amortized
                                                                   Amount    Maturity   Date (d)   Cost (Note 2)
----------------------------------------------------------------------------------------------------------------
Municipal Bonds 14.1%
Arizona 2.8%
Phoenix, Arizona IDA MFHR                                        $3,545,000    3.15%     6/15/02    $ 3,545,000

Georgia 2.0%
Northeast Georgia Health Systems, Inc. Master Notes               2,500,000    4.00      2/01/02      2,500,000

New York 1.8%
Buffalo, New York 3.40% Sewer Authority BAN                       2,300,000    3.10      6/20/02      2,304,221

Tennessee 3.8%
Loudon County, Tennessee BAN                                        550,000    5.25     12/01/01        550,000
Sumner County, Tennessee 3.00% - Capital Outlay Notes             4,200,000    2.70      6/26/02      4,208,072
                                                                                                    -----------
                                                                                                      4,758,072

Texas 2.1%
Texas 5.60% GO                                                    2,500,000    2.12     10/01/02      2,578,767

Multiple States 1.6%
Ironwood Trust 4.00 Pass-thru Certificates                        2,000,000    3.95      1/02/02      2,002,102
---------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                17,688,162
---------------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 4.1%
Colorado 1.0%
Colorado Health Facilities Authority Revenue                      1,290,000    5.88      1/15/02      1,290,000

Pennsylvania 0.7%
College Township, Pennsylvania 4.65% IDA IDR - Presbyterian
  Homes Project                                                     800,000    4.64     12/01/01        800,413

Puerto Rico 2.4%
Puerto Rico Industrial, Medical and Environmental PCFA
  Revenue - Union Carbide Corporation Project                     3,000,000    4.35      3/15/02      3,000,000
---------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                  5,090,413
---------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 70.1%
Alabama 4.9%
Alabama HFA SFMR                                                    370,000    2.38     11/08/01        370,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project                                    5,775,000    2.30     11/08/01      5,775,000
                                                                                                    -----------
                                                                                                      6,145,000

Alaska 2.2%
Alaska Industrial Development and Export Authority:
    Lot 5                                                           195,000    2.35     11/08/01        195,000
    Lot 6                                                         2,230,000    2.35     11/08/01      2,230,000
    Lot 8                                                           170,000    2.35     11/08/01        170,000
    Lot 11                                                          110,000    2.35     11/08/01        110,000
                                                                                                    -----------
                                                                                                      2,705,000

California 6.4%
California Infrastructure and Economic Development Bank
  Revenue - Independent Systems Operator Corporation Project:
    Series A                                                      3,080,000    2.35     11/08/01      3,080,000
    Series B                                                        640,000    2.50     11/08/01        640,000
    Series C                                                      3,445,000    2.50     11/08/01      3,445,000
Los Angeles, California Unified School District COP - Belmont
  Learning Complex Project                                          900,000    2.65     11/08/01        900,000
                                                                                                    -----------
                                                                                                      8,065,000

District of Columbia 2.4%
District of Columbia Tobacco Financing Corporation                2,950,000    2.48     11/08/01      2,950,000

Florida 3.2%
Brevard County, Florida IDR - US Space Camp Foundation Project    3,540,000    2.40     11/08/01      3,540,000
Seminole County, Florida IDA Health Facilities Revenue              500,000    2.25     11/08/01        500,000
                                                                                                    -----------
                                                                                                      4,040,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                    October 31, 2001
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                       STRONG TAX-FREE MONEY FUND (continued)
----------------------------------------------------------------------------------------------------------------------

                                                                      Principal    Yield to   Maturity     Amortized
                                                                       Amount      Maturity   Date (d)   Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------
Georgia 1.4%
Georgia Municipal Gas Authority Gas Revenue - Agency Project,
  Series C                                                            $1,700,000     2.25%    11/08/01    $ 1,700,000

Illinois 6.6%
Clipper Brigantine Tax-Exempt Certificates Trust                       8,315,000     2.33     11/08/01      8,315,000

Louisiana 1.0%
Caddo Parish, Louisiana IDB, Inc. PCR - General Motors
  Corporation Project                                                  1,200,000     3.00     11/08/01      1,200,000

Michigan 0.8%
Birmingham, Michigan EDC Revenue - Brown Street Project                  870,000     2.48     11/08/01        870,000
Jackson County, Michigan EDC Limited Obligation Revenue -
  Thrifty Leoni, Inc. Project                                            200,000     2.40     11/08/01        200,000
                                                                                                          -----------
                                                                                                            1,070,000

Minnesota 3.6%
Red Wing, Minnesota Housing and Redevelopment Authority Revenue -
  YMCA Red Wing Project                                                4,500,000     2.35     11/08/01      4,500,000

Missouri 5.3%
Missouri Health and EFA Health Facilities Revenue - Pooled Hospital
  Loan Program                                                         6,615,000     2.15     11/08/01      6,615,000

Nebraska 1.1%
Buffalo County, Nebraska IDR - Agrex, Inc. Project                     1,350,000     2.20     11/08/01      1,350,000

Ohio 13.0%
Franklin County, Ohio Hospital Revenue                                 4,200,000     2.28     11/08/01      4,200,000
Franklin County, Ohio IDR Refunding - Berwick Steel Company Project    4,760,000     4.10     11/08/01      4,760,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB Hilltop
  Health Facilities Project                                            5,000,000     2.40     11/08/01      5,000,000
Hamilton County, Ohio Hospital Facilities Revenue                      2,330,000     2.35     11/08/01      2,330,000
                                                                                                          -----------
                                                                                                           16,290,000

Pennsylvania 7.3%
Northeastern Pennsylvania Hospital and Education Authority Health
  Care Revenue - Wyoming Valley Health Care Project                    8,250,000     2.15     11/08/01      8,250,000
Venango, Pennsylvania IDA PCR - Pennzoil Company Project                 915,000     2.50     11/08/01        915,000
                                                                                                          -----------
                                                                                                            9,165,000

South Carolina 0.5%
South Carolina HFA HDA MFHR                                              600,000     2.35     11/08/01        600,000

Tennessee 0.8%
Franklin, Tennessee Health and Educational Facilities Board IDR -
  Franklin Health Care Center, Inc. Project                              665,000     4.30     11/08/01        665,000
Maury County, Tennessee Health and Educational Facilities Board IDR -
  Hillview Health Care Center, Inc. Project                              355,000     4.30     11/08/01        355,000
                                                                                                          -----------
                                                                                                            1,020,000

Texas 0.6%
Harris County, Texas Health Facilities Development Corporation
  Revenue Trusts                                                         785,000     2.30     11/08/01        785,000

Virginia 0.2%
Virginia Small Business Financing Authority Revenue Refunding -
  Virginia Foods Project                                                 300,000     2.20     11/08/01        300,000

Washington 1.2%
Pierce County, Washington EDC Special Revenue - Weyerhaeuser
  Real Estate Project                                                  1,450,000     2.00     11/08/01      1,450,000

West Virginia 3.8%
Harrison County, West Virginia Board of Education MERLOT               4,710,000     2.24     11/08/01      4,710,000

Wyoming 1.9%
Green River, Wyoming PCR - Allied Corporation Project                  2,360,000     3.00     11/08/01      2,360,000

Multiple States 1.9%
IBM Tax-Exempt Trust                                                   2,340,070     2.33     11/08/01      2,340,070
---------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                       87,675,070
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                       STRONG TAX-FREE MONEY FUND (continued)

                                                                      Principal    Yield to   Maturity     Amortized
                                                                       Amount      Maturity   Date (d)   Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 11.3%
California 3.9%
California PCFA PCR                                                   $4,815,000     2.35%    11/01/01   $   4,815,000

District of Columbia 4.2%
District of Columbia Revenue - Medlantic Project                       5,260,000     2.50     11/01/01       5,260,000

Illinois 3.2%
Illinois DFA PCR - Diamond Star Motors Project                         4,000,000     2.65     11/01/01       4,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                         14,075,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.6%                                                                      124,528,645
Other Assets and Liabilities, 0.4%                                                                             518,741
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                         $125,047,386
====================================================================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.
(f)  When-issued security.
(g)  Affiliated Issuer (See Note 8 of Notes to Financial Statements).
(h)  See Note 2(I) of Notes to Financial Statements.
(i)  Restricted and illiquid security.


Percentages are stated as a percent of net assets.

ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN     -- Bond Anticipation Notes
BP      -- Basis Points
CDA     -- Commercial Development Authority
CDR     -- Commercial Development Revenue
COP     -- Certificates of Participation
DFA     -- Development Finance Authority
EDA     -- Economic Development Authority
EDC     -- Economic Development Corporation
EDFA    -- Economic Development Finance Authority
EDR     -- Economic Development Revenue
EFA     -- Educational Facilities Authority
EXTRAS  -- Extendable Rate Adjustable Securities
GO      -- General Obligation
HDA     -- Housing Development Authority
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
HFC     -- Housing Finance Corporation
IBA     -- Industrial Building Authority
IBR     -- Industrial Building Revenue
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDC     -- Industrial Development Corporation
IDFA    -- Industrial Development Finance Authority
IDR     -- Industrial Development Revenue
IFA     -- Investment Finance Authority
MERLOT  -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
TAN     -- Tax Anticipation Notes
TRAN    -- Tax and Revenue Anticipation Notes


                       See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------------
October 31, 2001



                                                                                    (In Thousands, Except as Noted)

                                                                                  Strong Advantage    Strong Municipal
                                                                                         Fund          Advantage Fund
                                                                                  ----------------    ----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $3,868,985 and $1,660,876, respectively)              $3,833,090          $1,636,600
    Affiliated Issuers (Cost of $0 and $128,500, respectively)                                  --             128,500
  Receivable for Securities Sold                                                            37,655               7,015
  Receivable for Fund Shares Sold                                                            3,153               2,477
  Interest and Dividends Receivable                                                         43,492              21,801
  Paydown Receivable                                                                         5,649                  --
  Other Assets                                                                                  55                 416
                                                                                        ----------          ----------
  Total Assets                                                                           3,923,094           1,796,809

Liabilities:
  Payable for Securities Purchased                                                          46,184              79,180
  Payable for Fund Shares Redeemed                                                           4,002                 961
  Dividends Payable                                                                         15,847               4,815
  Variation Margin Payable                                                                      61                  35
  Accrued Operating Expenses and Other Liabilities                                           1,547               3,423
                                                                                        ----------          ----------
  Total Liabilities                                                                         67,641              88,414
                                                                                        ----------          ----------
Net Assets                                                                              $3,855,453          $1,708,395
                                                                                        ==========          ==========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                         $3,938,511          $1,741,402
  Undistributed Net Investment Income                                                          331                   1
  Accumulated Net Realized Loss                                                            (46,006)             (6,415)
  Net Unrealized Depreciation                                                              (37,383)            (26,593)
                                                                                        ----------          ----------
  Net Assets                                                                            $3,855,453          $1,708,395
                                                                                        ==========          ==========

Investor Class ($ and shares in full)
  Net Assets                                                                        $2,989,665,275      $1,274,876,676
  Capital Shares Outstanding (Unlimited Number Authorized)                             304,385,019         258,227,780

  Net Asset Value Per Share                                                                  $9.82               $4.94
                                                                                             =====               =====

Institutional Class ($ and shares in full)
  Net Assets                                                                          $783,961,484        $425,300,392
  Capital Shares Outstanding (Unlimited Number Authorized)                              79,856,953          86,139,426

  Net Asset Value Per Share                                                                  $9.82               $4.94
                                                                                             =====               =====

Advisor Class ($ and shares in full)
  Net Assets                                                                           $81,826,705          $8,218,016
  Capital Shares Outstanding (Unlimited Number Authorized)                               8,335,194           1,664,551

  Net Asset Value Per Share                                                                  $9.82               $4.94
                                                                                             =====               =====

                       See Notes to Financial Statements.



STATEMENTS OF ASSETS AND LIABILITIES (continued)
---------------------------------------------------------------------------------------------------------------
October 31, 2001


                                                                                (In Thousands, Except As Noted)

                                                                                       Strong Heritage
                                                                                          Money Fund
                                                                                       ---------------
Assets:
  Investments in Securities, at Amortized Cost                                            $2,072,588
  Receivable for Fund Shares Sold                                                                  8
  Interest Receivable                                                                          3,732
  Other Assets                                                                                    56
                                                                                          ----------
  Total Assets                                                                             2,076,384

Liabilities:
  Payable for Fund Shares Redeemed                                                             1,215
  Dividends Payable                                                                            4,804
  Accrued Operating Expenses and Other Liabilities                                               189
                                                                                          ----------
  Total Liabilities                                                                            6,208
                                                                                          ----------
Net Assets                                                                                $2,070,176
                                                                                          ==========

Net Assets Consist of:

Investor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                                       $1,343,522,686
                                                                                      ==============
  Capital Shares Outstanding (Unlimited Number Authorized)                             1,343,522,686

  Net Asset Value Per Share                                                                    $1.00
                                                                                               =====

Institutional Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                                          $698,914,910
                                                                                         ============
  Capital Shares Outstanding (Unlimited Number Authorized)                                698,914,910

  Net Asset Value Per Share                                                                     $1.00
                                                                                                =====

Advisor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                                           $27,738,613
                                                                                          ===========
  Capital Shares Outstanding (Unlimited Number Authorized)                                 27,738,613

  Net Asset Value Per Share                                                                     $1.00
                                                                                                =====


                       See Notes to Financial Statements.


STATEMENTS of ASSETS AND LIABILITIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2001


                                                                               (In Thousands, Except Per Share Amount)

                                                                      Strong                      Strong Municipal
                                                                    Investors       Strong Money    Money Market    Strong Tax-Free
                                                                   Money Fund       Market Fund        Fund           Money Fund
                                                                   ----------       ------------  ----------------  ---------------
                                                                                                                       (Note 1)
Assets:
  Investments in Securities, at Amortized Cost                      $603,935         $2,028,728       $2,991,808        $124,529
  Receivable for Fund Shares Sold                                          8                 15               --              --
  Interest Receivable                                                  1,159              3,596           15,946             768
  Other Assets                                                            15                 69              570              12
                                                                    --------         ----------       ----------        --------
  Total Assets                                                       605,117          2,032,408        3,008,324         125,309

Liabilities:
  Payable for Fund Shares Redeemed                                        63                 54              421              10
  Dividends Payable                                                    1,424              4,465            5,415             223
  Accrued Operating Expenses and Other Liabilities                       163                 77              420              29
                                                                    --------         ----------       ----------        --------
  Total Liabilities                                                    1,650              4,596            6,256             262
                                                                    --------         ----------       ----------        --------
Net Assets                                                          $603,467         $2,027,812       $3,002,068        $125,047
                                                                    ========         ==========       ==========        ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                     $603,467         $2,027,812       $3,002,068        $125,047
                                                                    ========         ==========       ==========        ========
  Capital Shares Outstanding (Unlimited Number Authorized)           603,467          2,027,812        3,002,068         125,047

Net Asset Value Per Share                                              $1.00              $1.00            $1.00           $1.00
                                                                       =====              =====            =====           =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------
For the Year Ended October 31, 2001



                                                               (In Thousands)



                                                     Strong Advantage  Strong Municipal
                                                           Fund         Advantage Fund
                                                     ----------------  ----------------
Income:
  Interest                                               $197,045           $74,706
  Dividends - Unaffiliated Issuers                          1,128                --
  Dividends - Affiliated Issuers                               --             2,571
                                                         --------           -------
  Total Income                                            198,173            77,277

Expenses:
  Investment Advisory Fees                                  9,092             4,526
  Administrative Fees - Investor Class                      7,617             3,568
  Administrative Fees - Institutional Class                   109                53
  Administrative Fees - Advisor Class                         106                 8
  Custodian Fees                                              123                69
  Shareholder Servicing Costs - Investor Class              3,135               368
  Shareholder Servicing Costs - Institutional Class            82                63
  Shareholder Servicing Costs - Advisor Class                  67                 5
  Reports to Shareholders - Investor Class                    679               131
  Reports to Shareholders - Institutional Class                10                 1
  Reports to Shareholders - Advisor Class                      20                 1
  Transfer Agency Banking Charges - Investor Class             68                37
  12b-1 Fees - Advisor Class                                   84                 7
  Other                                                       710               437
                                                         --------           -------
  Total Expenses before Waivers, Absorptions,
    Fees Paid Indirectly by Advisor and
    Earnings Credits                                       21,902             9,274
  Voluntary Expense Waivers and Absorptions -
    Advisor Class                                              (9)               --
  Fees Paid Indirectly by Advisor -
    Institutional Class                                        (5)               (8)
  Earnings Credits                                            (13)               (3)
                                                         --------           -------
  Expenses, Net                                            21,875             9,263
                                                         --------           -------
Net Investment Income                                     176,298            68,014

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                            (6,992)            2,008
    Futures Contracts and Swaps                            (8,344)              (87)
                                                         --------           -------
    Net Realized Gain (Loss)                              (15,336)            1,921
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                           (13,062)           (3,129)
    Futures Contracts and Swaps                               152            (1,934)
                                                         --------           -------
    Net Change in Unrealized Appreciation/Depreciation    (12,910)           (5,063)
                                                         --------           -------
Net Loss on Investments                                   (28,246)           (3,142)
                                                         --------           -------
Net Increase in Net Assets Resulting from Operations     $148,052           $64,872
                                                         ========           =======

                                                                              61
                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)
--------------------------------------------------------------------------------------------------
For the Year Ended October 31, 2001


                                                                      (In Thousands)

                                                                      Strong Heritage
                                                                        Money Fund
                                                                      ---------------
Interest Income                                                           $93,378

Expenses:
  Investment Advisory Fees                                                  2,816
  Administrative Fees - Investor Class                                      5,051
  Administrative Fees - Institutional Class                                    89
  Administrative Fees - Advisor Class                                           2
  Custodian Fees                                                               51
  Shareholder Servicing Costs - Investor Class                                467
  Shareholder Servicing Costs - Institutional Class                            69
  Shareholder Servicing Costs - Advisor Class                                   2
  Reports to Shareholders - Investor Class                                    149
  Reports to Shareholders - Institutional Class                                32
  Reports to Shareholders - Advisor Class                                      17
  Transfer Agency Banking Charges - Investor Class                             96
  Transfer Agency Banking Charges - Institutional Class                        80
  Transfer Agency Banking Charges - Advisor Class                              12
  12b-1 Fees - Advisor Class                                                   31
  Other                                                                       378
                                                                          -------
  Total Expenses before Waivers and Absorptions                             9,342
  Voluntary Expense Waivers and Absorptions - Investor Class               (2,555)
  Voluntary Expense Waivers and Absorptions - Institutional Class            (247)
  Voluntary Expense Waivers and Absorptions - Advisor Class                   (33)
  Voluntary Expense Waivers and Absorptions - Fund Level                      (28)
                                                                          -------
  Expenses, Net                                                             6,479
                                                                          -------
Net Investment Income and Net Increase
  in Net Assets Resulting from Operations                                 $86,899
                                                                          =======

                                                                      Strong Municipal
                                   Strong Investors   Strong Money      Money Market       Strong Tax-Free
                                      Money Fund      Market Fund          Fund              Money Fund
                                   ----------------   ------------    ----------------     ---------------
                                                                                              (Note 1)
Interest Income                        $35,668          $105,577          $112,227             $2,698

Expenses:
  Investment Advisory Fees               2,887             8,470            11,699                270
  Administration Fees                      670             2,111             2,997                129
  Custodian Fees                            18                46                54                  7
  Shareholder Servicing Costs            1,491             5,748               896                 10
  Reports to Shareholders                  460             1,325               295                 12
  Federal and State Registration Fees       71                28               167                 70
  Other                                     68               392               607                 24
                                       -------          --------          --------             ------
  Total Expenses before Waivers,
   Absorptions, Fees Paid
   Indirectly by Advisor and
   Earnings Credits                      5,665            18,120            16,715                522
  Voluntary Expense Waivers
   and Absorptions                      (3,624)           (4,513)               --                (50)
  Fees Paid Indirectly by Advisor          (25)               --                --                 --
  Earnings Credits                          (1)               (2)              (16)                (4)
                                       -------          --------          --------             ------
  Expenses, Net                          2,015            13,605            16,699                468
                                       -------          --------          --------             ------
Net Investment Income and Net
  Increase in Net Assets Resulting
  from Operations                      $33,653          $ 91,972          $ 95,528             $2,230
                                       =======          ========          ========             ======

62
                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------


                                                                           (In Thousands)

                                                 Strong Advantge Fund                       Strong Municipal Advantage Fund
                                     ---------------------------------------------   ---------------------------------------------
                                      Year Ended     Period Ended     Year Ended      Year Ended     Period Ended     Year Ended
                                     Oct. 31, 2001   Oct. 31, 2000   Feb. 29, 2000   Oct. 31, 2001   Oct. 31, 2000   Feb. 29, 2000
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                                       (Note 1)                                        (Note 1)
Operations:
  Net Investment Income               $  176,298      $  108,372      $  154,708      $   68,014      $   52,028      $   89,235
  Net Realized Gain (Loss)               (15,336)        (15,776)         (3,266)          1,921          (3,647)         (2,120)
  Net Change in Unrealized
    Appreciation/Depreciation            (12,910)         17,965         (18,129)         (5,063)         (1,511)        (30,235)
                                      ----------      ----------      ----------      ----------      ----------      ----------
  Net Increase in Net Assets
    Resulting from Operations            148,052         110,561         133,313          64,872          46,870          56,880
Distributions:
  From Net Investment Income:
    Investor Class                      (144,010)        (93,386)       (149,282)        (49,001)        (47,279)        (89,235)
    Institutional Class                  (33,751)        (15,209)         (5,480)        (18,833)         (4,749)             --
    Advisor Class                         (1,683)             (1)             (1)            (86)             --              --
                                      ----------      ----------      ----------      ----------      ----------      ----------
  Total Distributions                   (179,444)       (108,596)       (154,763)        (67,920)        (52,028)        (89,235)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net
    Assets from Capital Share
    Transactions                       1,382,885          87,062        (329,956)         96,296        (171,867)       (346,395)
                                      ----------      ----------      ----------      ----------      ----------      ----------
Total Increase (Decrease) in
  Net Assets                           1,351,493          89,027        (351,406)         93,248        (177,025)       (378,750)
Net Assets:
  Beginning of Year                    2,503,960       2,414,933       2,766,339       1,615,147       1,792,172       2,170,922
                                      ----------      ----------      ----------      ----------      ----------      ----------
  End of Year                         $3,855,453      $2,503,960      $2,414,933      $1,708,395      $1,615,147      $1,792,172
                                      ==========      ==========      ==========      ==========      ==========      ==========


                                                                                              Strong Heritage Money Fund
                                                                                     ---------------------------------------------
                                                                                      Year Ended     Period Ended     Year Ended
                                                                                     Oct. 31, 2001   Oct. 31, 2000   Feb. 29, 2000
                                                                                     -------------   -------------   -------------
                                                                                                        (Note 1)

Operations:
  Net Investment Income and Net Increase in Net Assets Resulting from Operations      $   86,899      $   64,371      $   75,157
Distributions:
  From Net Investment Income:
    Investor Class                                                                       (66,569)        (58,439)        (75,157)
    Institutional Class                                                                  (19,866)         (5,931)             --
    Advisor Class                                                                           (464)             (1)             --
                                                                                      ----------      ----------      ----------
  Total Distributions                                                                    (86,899)        (64,371)        (75,157)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                  396,441         239,962        (402,911)
                                                                                      ----------      ----------      ----------
Total Increase (Decrease) in Net Assets                                                  396,441         239,962        (402,911)
Net Assets:
  Beginning of Year                                                                    1,673,735       1,433,773       1,836,684
                                                                                      ----------      ----------      ----------
  End of Year                                                                         $2,070,176      $1,673,735      $1,433,773
                                                                                      ==========      ==========      ==========

                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------------------------


                                                                           (In Thousands)

                                              Strong Investors Money Fund                      Strong Money Market Fund
                                     ---------------------------------------------   ---------------------------------------------
                                      Year Ended     Period Ended     Year Ended      Year Ended     Period Ended     Year Ended
                                     Oct. 31, 2001   Oct. 31, 2000   Feb. 29, 2000   Oct. 31, 2001   Oct. 31, 2000   Feb. 29, 2000
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                                        (Note 1)                                       (Note 1)

Operations:
  Net Investment Income and
    Net Increase in Net Assets
    Resulting from Operations          $ 33,653        $ 25,405        $ 20,158       $   91,972      $   79,748      $   90,519
Distributions From Net
  Investment Income                     (33,653)        (25,405)        (20,158)         (91,972)        (79,748)        (90,519)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in
    Net Assets from Capital
    Share Transactions                  (57,920)        144,267         261,476           (7,709)         36,496          72,836
                                       --------        --------        --------       ----------      ----------      ----------
Total Increase (Decrease) in
  Net Assets                            (57,920)        144,267         261,476           (7,709)         36,496          72,836
Net Assets:
  Beginning of Year                     661,387         517,120         255,644        2,035,521       1,999,025       1,926,189
                                       --------        --------        --------       ----------      ----------      ----------
  End of Year                          $603,467        $661,387        $517,120       $2,027,812      $2,035,521      $1,999,025
                                       ========        ========        ========       ==========      ==========      ==========

                                                                                                                        Strong
                                                                                                                       Tax-Free
                                                                           Strong Municipal Money Market Fund         Money Fund
                                                                     ---------------------------------------------   -------------
                                                                      Year Ended     Period Ended     Year Ended     Period Ended
                                                                     Oct. 31, 2001   Oct. 31, 2000   Feb. 29, 2000   Oct. 31, 2001
                                                                     -------------   -------------   -------------   -------------
                                                                                       (Note 1)                        (Note 1)
Operations:
  Net Investment Income and Net Increase in
    Net Assets Resulting from Operations                              $   95,528      $   76,907      $   79,531       $  2,230
Distributions From Net Investment Income                                 (95,528)        (76,907)        (79,531)        (2,230)
Capital Share Transactions (Note 7):
  Net Increase in Net Assets from
    Capital Share Transactions                                           256,558         278,131         362,874        125,047
                                                                      ----------      ----------      ----------       --------
Total Increase in Net Assets                                             256,558         278,131         362,874        125,047
Net Assets:
  Beginning of Period                                                  2,745,510       2,467,379       2,104,505             --
                                                                      ----------      ----------      ----------       --------
  End of Period                                                       $3,002,068      $2,745,510      $2,467,379       $125,047
                                                                      ==========      ==========      ==========       ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2001


1.   Organization

     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advantage Fund (a series of Strong Advantage Fund, Inc./(1)/*)

     - Strong Municipal Advantage Fund (a series of Strong Municipal Funds, Inc./(1)(3)/*)

     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc./(1)(2)/*)

     - Strong Investors Money Fund (a series of Strong Heritage Reserve Series, Inc.(1))

     - Strong Money Market Fund (a series of Strong Money Market Fund, Inc.
       /(1)/)

     - Strong Municipal Money Market Fund (a series of Strong Municipal Funds, Inc./(1)/)

     - Strong Tax-Free Money Fund (a series of Strong Municipal Funds, Inc.
       /(1)/)

       (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

       (2) Effective April 1, 2000, Strong Heritage Money Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class.

       (3) Effective August 1, 2000, Strong Municipal Advantage Fund has issued two classes of shares: Investor Class and Institutional Class. Effective October 3, 2000, Strong Municipal Advantage Fund has issued an additional class of shares: Advisor Class.

       * The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Strong Tax-Free Money Fund commenced operations on December 15, 2000.

     During 2000, the Board of Directors of the Funds approved changing the Funds' fiscal year-end from February 28th to October 31st.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of Strong Advantage Fund and Strong Municipal Advantage Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at October 31, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                    Aggregate       Aggregate        Percent of
                                       Cost         Fair Value       Net Assets
                                    ---------       ----------       ----------
          Strong Advantage Fund   $100,397,240     $ 94,950,300          2.5%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.
                                                                              65

--------------------------------------------------------------------------------
October 31, 2001

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- Strong Advantage Fund and Strong Municipal Advantage Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, Strong Advantage Fund and Strong Municipal Advantage Fund pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- Strong Advantage Fund and Strong Municipal Advantage Fund may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

________________________________________________________________________________


     (K) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are reported as Earnings Credits in the Fund's Statement of Operations.

     (L) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreemnts are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.


3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                               Administrative   Administrative         Administrative
                                                                    Fees -           Fees -               Fees -
                                             Advisory Fees     Investor Class   Institutional Class    Advisor Class
                                             Nov 1, 2000-      July 23, 2001-   Nov 1, 2000-           Nov 1, 2000-
                                             Oct 31, 2001      Oct 31, 2001     Oct 31, 2001           Oct 31, 2001
                                             ------------      ---------------  -------------------    --------------
Strong Advantage Fund                          0.30%**             0.33%/(2)/        0.02%                0.33%/(2)/
Strong Municipal Advantage Fund                0.30%**             0.33%/(2)/        0.02%                0.33%/(2)/
Strong Heritage Money Fund                     0.15%               0.37%/(3)/        0.02%                0.02%
Strong Investors Money Fund                    0.15%/(1)/          0.37%/(4)/           *                    *
Strong Money Market Fund                       0.15%/(1)/          0.37%/(4)/           *                    *
Strong Municipal Money Market Fund             0.15%/(1)/          0.37%/(4)/           *                    *
Strong Tax-Free Money Fund                     0.15%/(1)/          0.37%/(4)/           *                    *

* Strong Investors Money Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund do not offer Institutional or Advisor Class shares.

** The Investment Advisory Fees are 0.30% for the first $4 billion, 0.275% for $4 to $6 billion, and 0.25% thereafter.

(1) Effective 7-23-01 to 10-31-01. Prior to 7-23-01, the Investment Advisory Fee rate was 0.50%. The Tax-Free Money Fund rate of 0.50% was effective 12-15-00 to 7-22-01.

(2)  For the period 11-01-00 to 7-22-01 the Administrative Fees rate was 0.30%.

(3)  For the period 11-01-00 to 7-22-01 the Administrative Fees rate was 0.35%.

(4)  For the period 11-01-00 to 7-22-01 the Funds had no Administrative Fees.

The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net asset value. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

Strong Advantage Fund, Strong Municipal Advantage Fund and Strong Heritage Money Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended October 31, 2001 the Strong Advantage Fund, Strong Municipal Advantage Fund and Strong Heritage Money Fund incurred 12b-1 fees of $83,670, $6,816 and $30,812, respectively.

--------------------------------------------------------------------------------
October 31, 2001

     Strong Advantage Fund and Strong Municipal Advantage Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2001, is as follows:

                                             Payable to        Shareholder Servicing   Transfer Agency     Unaffiliated
                                             Advisor at         and Other Expenses        Charges/          Directors'
                                             Oct. 31, 2001       Paid to Advisor          (Credits)           Fees
                                             -------------     ---------------------   ---------------     ------------
     Strong Advantage Fund                     $442,660           $3,283,972              $62,642           $52,238
     Strong Municipal Advantage Fund             40,949              437,185               28,205            31,307
     Strong Heritage Money Fund                  27,540              538,707              187,657            34,094
     Strong Investors Money Fund                 88,149            1,491,346              (25,404)           13,718
     Strong Money Market Fund                    75,719            5,747,948              157,017            42,237
     Strong Municipal Money Market Fund          99,146              896,324              311,808            55,685
     Strong Tax-Free Money Fund                     583               10,192                1,819               554

4.   Line of Credit

     The Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2001, there were no borrowings by the Funds outstanding under the LOC. 5. Investment Transactions The aggregate purchases and sales of long-term securities for the year ended October 31, 2001, were as follows:


5.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the year ended October 31, 2001, were as follows:

                                                    Purchases                             Sales
                                        --------------------------------   -------------------------------
                                        U.S. Government                    U.S. Government
                                          and Agency        Other            and Agency       Other
                                        ---------------  ---------------   --------------   --------------
     Strong Advantage Fund                $687,851,294    $2,542,199,151     $164,042,674   $1,826,668,941
     Strong Municipal Advantage Fund                --     1,021,491,233               --      777,850,708

6.   Income Tax Information

     At October 31, 2001 the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                          Federal Tax       Unrealized       Unrealized         Net
                                             Cost          Appreciation     Depreciation   Depreciation
                                        --------------     ------------     ------------   -------------
     Strong Advantage Fund              $3,869,096,489      $62,969,419      $98,976,139    $36,006,720
     Strong Municipal Advantage Fund     1,789,382,896       12,749,307       37,032,296     24,282,989

     At February 28, 2001 (the tax year-end of the Funds), the capital loss carryovers (expiring in varying amounts through 2009) for federal income tax purposes for Strong Advantage Fund and Strong Municipal Advantage Fund were $29,066,651 and $7,766,065, respectively. The Strong Advantage Fund realized on a tax basis, post-October losses through February 28, 2001 of $8,386,167 which are not recognized for tax purposes until the first day of the following fiscal year.

     For corporate shareholders in Strong Advantage Fund and Strong Municipal Advantage Fund, the percentages of dividend income distributed for the year ended October 31, 2001, which is designated as qualifying for the dividends-received deduction, are 0.4% and 0.0%, respectively (unaudited).

________________________________________________________________________________

7.   Capital Share Transactions

                                                                  Strong Advantage Fund
                                                -----------------------------------------------------
                                                  Year Ended        Period Ended        Year Ended
                                                 Oct. 31, 2001      Oct. 31, 2000      Feb. 29, 2000
                                                ---------------    ---------------    ---------------
                                                                      (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $ 2,394,261,342    $   986,671,111    $ 1,638,747,425
  Proceeds from Reinvestment of Distributions       130,174,965         83,290,280        137,003,912
  Payment for Shares Redeemed                    (1,667,628,647)    (1,123,270,714)    (2,313,175,285)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       856,807,660        (53,309,323)      (537,423,948)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                         862,110,099        260,200,387        243,835,593
  Proceeds from Reinvestment of Distributions        31,207,092         14,211,504          4,394,921
  Payment for Shares Redeemed                      (449,863,010)      (134,053,329)       (40,778,287)
                                                ---------------    ---------------    ---------------
  Net Increase in Net Assets from
   Capital Share Transactions                       443,454,181        140,358,562        207,452,227

ADVISOR CLASS
  Proceeds from Shares Sold                         107,537,814             12,000            260,337
  Proceeds from Reinvestment of Distributions         1,387,005                347                 --
  Payment for Shares Redeemed                       (26,301,938)                --           (244,333)
                                                ---------------    ---------------    ---------------
  Net Increase in Net Assets from
   Capital Share Transactions                        82,622,881             12,347             16,004
                                                ---------------    ---------------    ---------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                    $ 1,382,884,722    $    87,061,586      ($329,955,717)
                                                ===============    ===============    ===============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                              241,358,750         99,923,438        165,265,116
  Issued in Reinvestment of Distributions            13,125,752          8,436,140         13,816,153
  Redeemed                                         (168,335,284)      (113,791,858)      (233,361,689)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Shares                  86,149,218         (5,432,280)       (54,280,420)

INSTITUTIONAL CLASS
  Sold                                               86,908,156         26,379,467         24,672,726
  Issued in Reinvestment of Distributions             3,148,774          1,440,030            445,245
  Redeemed                                          (45,426,873)       (13,577,777)        (4,132,796)
                                                ---------------    ---------------    ---------------
  Net Increase in Shares                             44,630,057         14,241,720         20,985,175

ADVISOR CLASS
  Sold                                               10,848,641              1,218             26,376
  Issued in Reinvestment of Distributions               139,808                 35                 --
  Redeemed                                           (2,656,129)                --            (24,755)
                                                ---------------    ---------------    ---------------
  Net Increase in Shares                              8,332,320              1,253              1,621
                                                ---------------    ---------------    ---------------
Net Increase (Decrease) in Shares of the Fund       139,111,595          8,810,693        (33,293,624)
                                                ===============    ===============    ===============

--------------------------------------------------------------------------------
October 31, 2001

                                                          Strong Municipal Advantage Fund
                                                -----------------------------------------------------
                                                  Year Ended        Period Ended        Year Ended
                                                 Oct. 31, 2001      Oct. 31, 2000      Feb. 29, 2000
                                                ---------------    ---------------    ---------------
                                                                      (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $ 1,036,067,754    $   707,594,042    $ 1,615,970,724
  Proceeds from Reinvestment of Distributions        43,975,395         41,323,571         80,780,433
  Payment for Shares Redeemed                      (996,384,209)    (1,342,693,241)    (2,043,146,413)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        83,658,940       (593,775,628)      (346,395,256)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                         565,329,487        459,998,060                 --
  Proceeds from Reinvestment of Distributions        13,577,667          2,187,381                 --
  Payment for Shares Redeemed                      (574,379,838)       (40,385,702)                --
                                                ---------------    ---------------    ---------------
  Net Increase in Net Assets from
   Capital Share Transactions                         4,527,316        421,799,739                 --

ADVISOR CLASS
  Proceeds from Shares Sold                           9,553,394            108,776                 --
  Proceeds from Reinvestment of Distributions            67,297                 --                 --
  Payment for Shares Redeemed                        (1,511,255)                --                 --
                                                ---------------    ---------------    ---------------
  Net Increase in Net Assets from
   Capital Share Transactions                         8,109,436            108,776                 --
                                                ---------------    ---------------    ---------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                    $    96,295,692      ($171,867,113)     ($346,395,256)
                                                ===============    ===============    ===============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                              209,790,549        143,040,459        322,494,889
  Issued in Reinvestment of Distributions             8,901,669          8,352,158         16,123,911
  Redeemed                                         (201,769,710)      (271,285,437)      (408,229,221)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Shares                  16,922,508       (119,892,820)       (69,610,421)

INSTITUTIONAL CLASS
  Sold                                              114,462,808         92,928,903                 --
  Issued in Reinvestment of Distributions             2,747,989            441,895                 --
  Redeemed                                         (116,283,441)        (8,158,728)                --
                                                ---------------    ---------------    ---------------
  Net Increase in Shares                                927,356         85,212,070                 --

ADVISOR CLASS
  Sold                                                1,934,873             22,017                 --
  Issued in Reinvestment of Distributions                13,623                 --                 --
  Redeemed                                             (305,962)                --                 --
                                                ---------------    ---------------    ---------------
  Net Increase in Shares                              1,642,534             22,017                 --
                                                ---------------    ---------------    ---------------
Net Increase (Decrease) in Shares of the Fund        19,492,398        (34,658,733)       (69,610,421)
                                                ===============    ===============    ===============

________________________________________________________________________________

                                                           Strong Heritage Money Fund
                                                --------------------------------------------------
                                                  Year Ended       Period Ended       Year Ended
                                                 Oct. 31, 2001    Oct. 31, 2000     Feb. 29, 2000
                                                --------------    --------------    --------------
                                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $1,830,689,618    $1,301,364,234    $1,819,792,681
  Proceeds from Reinvestment of Distributions       66,222,974        53,772,624        70,333,240
  Payment for Shares Redeemed                   (1,991,744,914)   (1,350,555,342)   (2,293,036,089)
                                                --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                     (94,832,322)        4,581,516      (402,910,168)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                      4,193,163,745       589,273,439                --
  Proceeds from Reinvestment of Distributions       10,401,310         2,553,228                --
  Payment for Shares Redeemed                   (3,740,015,578)     (356,461,234)               --
                                                --------------    --------------    --------------
  Net Increase in Net Assets from
    Capital Share Transactions                     463,549,477       235,365,433                --

ADVISOR CLASS
  Proceeds from Shares Sold                         72,281,826            15,000                --
  Proceeds from Reinvestment of Distributions          380,108                --                --
  Payment for Shares Redeemed                      (44,938,321)               --                --
                                                --------------    --------------    --------------
  Net Increase in Net Assets from
    Capital Share Transactions                      27,723,613            15,000                --
                                                --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                  $  396,440,768    $  239,961,949   ($  402,910,168)
                                                ==============    ==============    ==============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                           1,830,689,618     1,301,364,234     1,819,792,681
  Issued in Reinvestment of Distributions           66,222,974        53,772,624        70,333,240
  Redeemed                                      (1,991,744,914)   (1,350,555,342)   (2,293,036,089)
                                                --------------    --------------    --------------
  Net Increase (Decrease) in Shares                (94,832,322)        4,581,516      (402,910,168)

INSTITUTIONAL CLASS
  Sold                                           4,193,163,745       589,273,439                --
  Issued in Reinvestment of Distributions           10,401,310         2,553,228                --
  Redeemed                                      (3,740,015,578)     (356,461,234)               --
                                                --------------    --------------    --------------
  Net Increase in Shares                           463,549,477       235,365,433                --

ADVISOR CLASS
  Sold                                              72,281,826            15,000                --
  Issued in Reinvestment of Distributions              380,108                --                --
  Redeemed                                         (44,938,321)               --                --
                                                --------------    --------------    --------------
  Net Increase in Shares                            27,723,613            15,000                --
                                                --------------    --------------    --------------
Net Increase (Decrease) in Shares of the Fund      396,440,768       239,961,949      (402,910,168)
                                                ==============    ==============    ==============

--------------------------------------------------------------------------------
October 31, 2001

                                                      Strong Investors Money Fund                    Strong Money Market Fund
                                           ----------------------------------------  -----------------------------------------------
                                            Year Ended   Period Ended    Year Ended    Year Ended     Period Ended     Year Ended
                                          Oct. 31, 2001  Oct. 31, 2000 Feb. 29, 2000  Oct. 31, 2001   Oct. 31, 2000  Feb. 29, 2000
                                          -------------  ------------- -------------  -------------   -------------  --------------
                                                           (Note 1)                                      (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                $505,875,272  $438,746,974  $562,665,205  $2,209,491,758  $1,814,689,668  $2,712,343,984
  Proceeds from Reinvestment of
    Distributions                            33,828,584    23,006,077    17,714,045      94,639,470      75,419,738      85,586,423
  Payment for Shares Redeemed              (597,623,396) (317,486,636) (318,902,590) (2,311,840,161) (1,853,613,524) (2,725,094,594)
                                           ------------  ------------  ------------  --------------  --------------  --------------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions       ($ 57,919,540) $144,266,415  $261,476,660 ($    7,708,933)  $  36,495,882  $   72,835,813
                                           ============  ============  ============  ==============   =============  ==============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                      505,875,272   438,746,974   562,665,205   2,209,491,758   1,814,689,668   2,712,343,984
  Issued in Reinvestment of Distributions    33,828,584    23,006,077    17,714,045      94,639,470      75,419,738      85,586,423
  Redeemed                                 (597,623,396) (317,486,636) (318,902,590) (2,311,840,161) (1,853,613,524) (2,725,094,594)
                                           ------------  ------------  ------------  --------------  --------------  --------------
Net Increase (Decrease) in Shares
  of the Fund                               (57,919,540)  144,266,415   261,476,660      (7,708,933)     36,495,882      72,835,813
                                           ============  ============  ============  ==============   =============  ==============

                                                                                                      Strong Tax-Free
                                               Strong Municipal Money Market Fund                       Money Fund
                                          ------------------------------------------------            ---------------
                                             Year Ended     Period Ended       Year Ended              Period Ended
                                           Oct. 31, 2001    Oct. 31, 2000    Feb. 29, 2000             Oct. 31, 2001
                                          ---------------   --------------  --------------            ---------------
                                                             (Note 1)                                      (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                $6,690,536,707   $3,565,573,346  $5,697,775,929             $209,734,481
  Proceeds from Reinvestment of
    Distributions                              91,735,494       67,740,629      69,705,320                1,996,212
  Payment for Shares Redeemed              (6,525,714,573)  (3,355,182,040) (5,404,607,866)             (86,683,307)
                                          ---------------   --------------  --------------            --------------
  Net Increase in Net Assets from
    Capital Share Transactions             $  256,557,628   $  278,131,935  $  362,873,383             $125,047,386
                                           ==============   ==============  ==============            ==============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                      6,690,536,707    3,565,573,346   5,697,775,929              209,734,481
  Issued in Reinvestment of Distributions      91,735,494       67,740,629      69,705,320                1,996,212
  Redeemed                                 (6,525,714,573)  (3,355,182,040) (5,404,607,866)             (86,683,307)
                                          ---------------   --------------  --------------            --------------
Net Increase in Shares of the Fund            256,557,628      278,131,935     362,873,383              125,047,386
                                           ==============   ==============  ==============            ==============

8.  Investments in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 2001 is as follows:

                                      Balance of       Gross         Gross Sales       Balance of       Value      Dividend Income
                                      Shares Held     Purchases         and           Shares Held      Oct. 31,     Nov. 1, 2000 -
                                     Nov. 1, 2000   and Additions    Reductions      Oct. 31, 2001       2001       Oct. 31, 2001
                                     ------------   -------------    -----------     -------------   ------------  ---------------
Strong Municipal Advantage Fund
----------------------------------
Strong Municipal Money Market Fund     27,500,000    1,144,000,000   1,043,000,000    128,500,000    $128,500,000     $2,570,522

________________________________________________________________________________

9.   Results of Special Meeting of Shareholders of the Funds (Unaudited)
     At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Advantage Fund, Inc., Strong Municipal Funds, Inc., Strong Heritage Reserve Series, Inc. and Strong Money Market Fund, Inc. on behalf of:

                                                                   For             Against           Abstain      Broker non-votes
                                                                   ---             -------           -------      ----------------
     Strong Advantage Fund                                    124,531,663.492   11,201,811.359     4,524,803.871    35,115,567.000
     Strong Municipal Advantage Fund                          121,954,751.568   21,572,327.267     3,360,646.498    10,884,593.000
     Strong Heritage Money Fund                               766,844,458.890   81,751,799.430    20,651,501.590   209,416,721.000
     Strong Investors Money Fund                              345,994,655.260   45,186,464.250    16,947,679.570    12,249,382.000
     Strong Money Market Fund                                 876,514,574.990   73,519,783.520    36,936,556.200   117,836,106.000
     Strong Municipal Money Market Fund                     1,357,180,195.710  216,702,249.860    95,561,369.380    81,738,391.000
     Strong Tax-Free Money Fund                                46,472,762.100    6,507,418.790       992,203.780     7,137,112.000

To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                                                   For             Against           Abstain
                                                                   ---             -------           -------
     Strong Advantage Fund                                    170,099,816.915    1,711,601.650     3,562,427.157
     Strong Municipal Advantage Fund                          153,005,103.772    2,304,277.805     2,462,936.756
     Strong Heritage Money Fund                             1,052,115,847.260   11,580,261.610    14,968,372.040
     Strong Investors Money Fund                              398,661,407.830    8,631,895.160    13,084,878.090
     Strong Money Market Fund                               1,064,831,246.890   15,234,650.630    24,741,123.190
     Strong Municipal Money Market Fund                     1,639,903,067.970   31,382,781.080    79,896,356.900
     Strong Tax-Free Money Fund                                58,729,680.370    2,201,995.090       177,821.210

     To elect members to the Board of Directors of Strong Advantage Fund, Inc.:

                                             Director           Affirmative           Withhold
                                             --------           -----------           --------
                                         Richard S. Strong    170,061,054.553       5,312,791.169
                                          Willie D. Davis     170,844,202.503       4,529,643.219
                                          William F. Vogt     171,021,689.355       4,352,156.367
                                         Marvin E. Nevins     170,496,290.171       4,877,555.551
                                          Stanley Kritzik     170,865,971.361       4,507,874.361
                                           Neal Malicky       170,977,295.107       4,396,550.615

     To elect members to the Board of Directors of Strong Municipal Funds, Inc. (Strong Municipal Advantage Fund, Strong Municipal
     Money Market Fund and Strong Tax-Free Money Fund):

                                             Director          Affirmative            Withhold
                                             --------          -----------            --------
                                         Richard S. Strong  1,857,988,573.507     122,752,106.419
                                          Willie D. Davis   1,848,669,168.249     132,071,511.677
                                          William F. Vogt   1,857,182,880.301     123,557,799.625
                                         Marvin E. Nevins   1,840,886,433.633     139,854,246.293
                                          Stanley Kritzik   1,850,641,242.728     130,099,437.198
                                           Neal Malicky     1,850,529,902.109     130,210,777.817

     To elect members to the Board of Directors of Strong Heritage Reserve Series, Inc. (Strong Heritage Money Fund and Strong
     Investors Money Fund):


                                             Director          Affirmative            Withhold
                                             --------          -----------            --------
                                         Richard S. Strong  1,448,736,059.570      50,306,602.420
                                          Willie D. Davis   1,445,774,147.780      53,268,514.210
                                          William F. Vogt   1,449,064,369.160      49,978,292.830
                                         Marvin E. Nevins   1,443,904,432.950      55,138,229.040
                                          Stanley Kritzik   1,446,795,337.330      52,247,324.660
                                           Neal Malicky     1,447,787,680.220      51,254,981.770

     To elect members to the Board of Directors of Strong Money Market Fund, Inc.:

                                             Director          Affirmative            Withhold
                                             --------          -----------            --------
                                         Richard S. Strong  1,075,730,457.420      29,076,563.290
                                          Willie D. Davis   1,073,818,190.090      30,988,830.620
                                          William F. Vogt   1,076,243,702.780      28,563,317.930
                                         Marvin E. Nevins   1,072,722,579.870      32,084,440.840
                                          Stanley Kritzik   1,074,465,071.780      30,341,948.930
                                           Neal Malicky     1,074,991,866.760      29,815,153.950

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                ---------------------------------------------------------------
                                                                Oct. 31,   Oct. 31,   Feb. 29,   Feb. 28,   Feb. 28,   Feb. 28,
Selected Per-Share Data(a)                                        2001      2000(b)     2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.88      $9.87      $9.95     $10.08     $10.09     $10.03
Income From Investment Operations:
    Net Investment Income                                          0.58       0.43       0.59       0.59       0.62       0.62
    Net Realized and Unrealized Gains (Losses) on Investments     (0.05)      0.01      (0.08)     (0.13)     (0.01)      0.06
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.53       0.44       0.51       0.46       0.61       0.68
Less Distributions:
    From Net Investment Income                                    (0.59)     (0.43)     (0.59)     (0.59)     (0.62)     (0.62)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.59)     (0.43)     (0.59)     (0.59)     (0.62)     (0.62)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.82      $9.88      $9.87      $9.95     $10.08     $10.09
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                  +5.5%      +4.6%      +5.2%      +4.6%      +6.3%      +7.0%
    Net Assets, End of Period (In Millions)                      $2,990     $2,156     $2,208     $2,766     $2,164     $1,520
    Ratio of Expenses to Average Net Assets Without Earnings
      Credits                                                      0.8%       0.8%*      0.8%       0.7%       0.8%       0.8%
    Ratio of Expenses to Average Net Assets                        0.8%       0.8%*      0.8%       0.7%       0.8%       0.8%
    Ratio of Net Investment Income to Average Net Assets           5.8%       6.5%*      5.9%       5.8%       6.2%       6.2%
    Portfolio Turnover Rate(c)                                    69.6%      38.4%      48.1%      79.3%     109.6%     154.9%

STRONG ADVANTAGE FUND -- INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------
                                                                          Year Ended
                                                                Oct. 31,   Oct. 31,   Feb. 29,
Selected Per-Share Data(a)                                        2001      2000(b)    2000(d)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.87      $9.87      $9.89
Income From Investment Operations:
    Net Investment Income                                          0.62       0.46       0.32
    Net Realized and Unrealized Losses on Investments             (0.04)        --      (0.02)
----------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.58       0.46       0.30
Less Distributions:
    From Net Investment Income                                    (0.63)     (0.46)     (0.32)
----------------------------------------------------------------------------------------------
    Total Distributions                                           (0.63)     (0.46)     (0.32)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.82      $9.87      $9.87
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
    Total Return                                                  +6.0%      +4.8%      +3.1%
    Net Assets, End of Period (In Millions)                        $784       $348       $207
    Ratio of Expenses to Average Net Assets Without Fees Paid
      Indirectly by Advisor and Earnings Credits                   0.4%       0.4%*      0.4%*
    Ratio of Expenses to Average Net Assets                        0.4%       0.4%*      0.4%*
    Ratio of Net Investment Income to Average Net Assets           6.1%       7.0%*      6.5%*
    Portfolio Turnover Rate(c)                                    69.6%      38.4%      48.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from September 1, 1999 (commencement of class) to February 29, 2000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND -- ADVISOR CLASS
----------------------------------------------------------------------------------------------
                                                                            Year Ended
                                                                ------------------------------
                                                                Oct. 31,   Oct. 31,   Feb. 29,
Selected Per-Share Data(a)                                        2001      2000(b)    2000(c)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.88      $9.87      $9.89
Income From Investment Operations:
    Net Investment Income                                          0.55       0.41       0.27
    Net Realized and Unrealized Gains (Losses) on Investments     (0.05)      0.01      (0.02)
----------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.50       0.42       0.25
Less Distributions:
    From Net Investment Income                                    (0.56)     (0.41)     (0.27)
----------------------------------------------------------------------------------------------
    Total Distributions                                           (0.56)     (0.41)     (0.27)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.82      $9.88      $9.87
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
    Total Return                                                  +5.1%      +4.4%      +2.6%
    Net Assets, End of Period (In Millions)                         $82         $0(d)      $0(d)
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Earnings Credits                             1.2%       1.1%*      1.1%*
    Ratio of Expenses to Average Net Assets                        1.1%       1.1%*      1.1%*
    Ratio of Net Investment Income to Average Net Assets           4.9%       6.2%*      5.7%*
    Portfolio Turnover Rate(e)                                    69.6%      38.4%      48.1%

STRONG MUNICIPAL ADVANTAGE FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                ---------------------------------------------------------------
                                                                Oct. 31,   Oct. 31,   Feb. 29,   Feb. 28,   Feb. 28,   Feb. 28,
Selected Per-Share Data(a)                                        2001      2000(b)     2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $4.95      $4.96      $5.04      $5.03      $5.01      $5.01
Income From Investment Operations:
    Net Investment Income                                          0.21       0.16       0.21       0.21       0.22       0.25
    Net Realized and Unrealized Gains (Losses) on Investments     (0.01)     (0.01)     (0.08)      0.01       0.02       0.00(f)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.20       0.15       0.13       0.22       0.24       0.25
Less Distributions:
    From Net Investment Income(g)                                 (0.21)     (0.16)     (0.21)     (0.21)     (0.22)     (0.25)
    From Net Realized Gains                                          --         --         --         --         --      (0.00)(f)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.21)     (0.16)     (0.21)     (0.21)     (0.22)     (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $4.94      $4.95      $4.96      $5.04      $5.03      $5.01
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                  +4.0%      +3.0%      +2.7%      +4.5%      +5.0%      +5.1%
    Net Assets, End of Period (In Millions)                      $1,275     $1,193     $1,792     $2,171     $1,012       $644
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor              0.7%       0.6%*      0.6%       0.6%       0.7%       0.7%
    Ratio of Expenses to Average Net Assets                        0.7%       0.6%*      0.6%       0.5%       0.4%       0.0%(f)
    Ratio of Net Investment Income to Average Net Assets           4.1%       4.7%*      4.3%       4.1%       4.5%       5.0%
    Portfolio Turnover Rate(e)                                    71.3%      36.5%      35.0%      36.0%      49.6%      40.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
(c) For the period from September 1, 1999 (commencement of class) to February 29, 2000.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Amount calculated is less than $0.005 or 0.05%.
(g)  Tax-exempt for regular federal income tax purposes.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                                 Year Ended
                                                             -------------------
                                                             Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                     2001      2000(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $4.95     $4.95
Income From Investment Operations:
    Net Investment Income                                       0.22      0.06
    Net Realized and Unrealized Losses on Investments          (0.01)       --
--------------------------------------------------------------------------------
    Total from Investment Operations                            0.21      0.06
Less Distributions:
    From Net Investment Income(c)                              (0.22)    (0.06)
--------------------------------------------------------------------------------
    Total Distributions                                        (0.22)    (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $4.94     $4.95
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
    Total Return                                               +4.4%     +1.3%
    Net Assets, End of Period (In Millions)                     $425      $422
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor           0.3%      0.3%*
    Ratio of Expenses to Average Net Assets                     0.3%      0.3%*
    Ratio of Net Investment Income to Average Net Assets        4.5%      5.0%*
    Portfolio Turnover Rate(d)                                 71.3%     36.5%

STRONG MUNICIPAL ADVANTAGE FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------
                                                                 Year Ended
                                                             -------------------
                                                             Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                     2001      2000(e)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $4.94     $4.94
Income From Investment Operations:
    Net Investment Income                                       0.18      0.02
    Net Realized and Unrealized Losses on Investments          (0.00)(f)    --
--------------------------------------------------------------------------------
    Total from Investment Operations                            0.18      0.02
Less Distributions:
    From Net Investment Income(c)                              (0.18)    (0.02)
--------------------------------------------------------------------------------
    Total Distributions                                        (0.18)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $4.94     $4.94
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
    Total Return                                               +3.7%     +0.4%
    Net Assets, End of Period (In Millions)                       $8        $0(g)
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor           1.1%      1.1%*
    Ratio of Expenses to Average Net Assets                     1.1%      1.0%*
    Ratio of Net Investment Income to Average Net Assets        3.1%      4.4%*
    Portfolio Turnover Rate(d)                                 71.3%     36.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from August 1, 2000 (commencement of class) to October 31, 2000 (Note 1).
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from October 3, 2000 (commencement of class) to October 31, 2000 (Note 1).
(f)  Amount calculated is less than $0.005.
(g)  Amount is less than $500,000.


                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended
                                            -----------------------------------------------------------
                                            Oct. 31,  Oct. 31,   Feb. 29,  Feb. 28,  Feb. 28,  Feb. 28,
Selected Per-Share Data/(a)/                  2001      2000/(b)/  2000      1999      1998      1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $1.00     $1.00      $1.00     $1.00     $1.00     $1.00
Income From Investment Operations:
   Net Investment Income                       0.05      0.04       0.05      0.05      0.05      0.06
   Net Realized and Unrealized Losses
     on Investments                              --        --         --       --         --     (0.01)
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations            0.05      0.04       0.05      0.05      0.05      0.05
Less Distributions:
   From Net Investment Income                 (0.05)    (0.04)     (0.05)    (0.05)    (0.05)    (0.06)
-------------------------------------------------------------------------------------------------------
   Total Distributions                        (0.05)    (0.04)     (0.05)    (0.05)    (0.05)    (0.06)
-------------------------------------------------------------------------------------------------------
Capital Contribution                             --        --         --        --        --      0.01
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $1.00     $1.00      $1.00     $1.00     $1.00     $1.00
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
   Total Return                               +4.7%     +4.2%      +5.1%     +5.3%     +5.6%      5.7%/(c)/
   Net Assets, End of Period
     (In Millions)                           $1,344    $1,438     $1,434    $1,837    $1,484    $2,000
   Ratio of Expenses to Average Net Assets
     Without Waivers, Absorptions and
     Earnings Credits                          0.6%      0.6%*      0.6%      0.6%      0.6%      0.6%
   Ratio of Expenses to Average Net Assets     0.4%      0.4%*      0.4%      0.3%      0.2%      0.1%
   Ratio of Net Investment Income to
     Average Net Assets                        4.7%      6.1%*      5.0%      5.2%      5.4%      5.6%


STRONG HERITAGE MONEY FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------
                                                Year Ended
                                             -----------------
                                             Oct. 31, Oct. 31,
Selected Per-Share Data(a)                     2001   2000/(d)/
--------------------------------------------------------------
Net Asset Value, Beginning of Period          $1.00    $1.00
Income From Investment Operations:
  Net Investment Income                        0.05     0.04
--------------------------------------------------------------
  Total from Investment Operations             0.05     0.04
Less Distributions:
  From Net Investment Income                  (0.05)   (0.04)
--------------------------------------------------------------
  Total Distributions                         (0.05)   (0.04)
--------------------------------------------------------------
Net Asset Value, End of Period                $1.00    $1.00
==============================================================
Ratios and Supplemental Data
--------------------------------------------------------------
  Total Return                                +5.0%    +3.8%
  Net Assets, End of Period (In Millions)      $699     $235
  Ratio of Expenses to Average Net Assets
    Without Waivers, Absorptions and
    Earnings Credits                           0.2%     0.2%*
  Ratio of Expenses to Average Net Assets      0.2%     0.2%*
  Ratio of Net Investment Income to
    Average Net Assets                         4.5%     6.5%*

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
(c) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.
(d) For the period from April 1, 2000 (commencement of class) to October 31, 2000 (Note 1).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- ADVISOR CLASS
------------------------------------------------------------

                                             Year Ended
                                          -----------------
                                          Oct. 31, Oct. 31,
Selected Per-Share Data/(a)/                2001   2000/(b)/
-----------------------------------------------------------
Net Asset Value, Beginning of Period        $1.00   $1.00
Income From Investment Operations:
  Net Investment Income                      0.05    0.04
-----------------------------------------------------------
  Total from Investment Operations           0.05    0.04
Less Distributions:
  From Net Investment Income                (0.05)  (0.04)
-----------------------------------------------------------
  Total Distributions                       (0.05)  (0.04)
-----------------------------------------------------------
Net Asset Value, End of Period              $1.00   $1.00
===========================================================
Ratios and Supplemental Data
-----------------------------------------------------------
  Total Return                              +4.7%   +3.6%
  Net Assets, End of Period (In Millions)     $28      $0/(c)/
  Ratio of Expenses to Average Net Assets
    Without Waivers, Absorptions and
    Earnings Credits                         0.7%     0.8%*
  Ratio of Expenses to Average Net Assets    0.4%     0.4%*
  Ratio of Net Investment Income to
     Average Net Assets                      3.8%     6.1%*




STRONG INVESTORS MONEY FUND
-------------------------------------------------------------------------------------------

                                                           Year Ended
                                          -------------------------------------------------
                                          Oct. 31, Oct. 31, Feb. 29, Feb. 28, Feb. 28,
Selected Per-Share Data/(a)/                2001   2000/(d)/  2000     1999   1998/(e)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $1.00   $1.00    $1.00    $1.00    $1.00
Income From Investment Operations:
  Net Investment Income                      0.05    0.04     0.05     0.06     0.00/(f)/
-----------------------------------------------------------------------------------------
  Total from Investment Operations           0.05    0.04     0.05     0.06     0.00/(f)/
Less Distributions:
  From Net Investment Income                (0.05)  (0.04)   (0.05)   (0.06)      --
-----------------------------------------------------------------------------------------
  Total Distributions                       (0.05)  (0.04)   (0.05)   (0.06)      --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period              $1.00   $1.00    $1.00    $1.00    $1.00
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
   Total Return                             +4.9%   +4.4%    +5.5%    +5.7%    +0.5%
   Net Assets, End of Period (In Millions)   $603    $661     $517     $256       $7
   Ratio of Expenses to Average Net Assets
      Without Waivers, Absorptions, Fees
      Paid Indirectly by Advisor and
      Earnings Credits                       0.8%    0.8%*    0.8%     0.9%     2.0%*
    Ratio of Expenses to Average Net Assets  0.3%    0.1%*    0.0%/(f)/0.0%     0.0%*
    Ratio of Net Investment Income to
      Average Net Assets                     4.8%    6.4%*    5.4%     5.4%     6.1%*

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from April 1, 2000 (commencement of class) to October 31, 2000 (Note 1).
(c)  Amount is less than $500,000.
(d) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
(e)  For the period from January 31, 1998 (inception) to February 28, 1998.
(f)  Amount calculated is less than $0.005 or 0.05%.


                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------

                                                                              Year Ended
                                                      ----------------------------------------------------------------
                                                        Oct. 31,  Oct. 31,  Feb. 29,  Feb. 28,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                              2001    2000/(b)/   2000    1999/(c)/   1998      1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income From Investment Operations:
  Net Investment Income                                    0.04      0.04      0.05      0.02      0.05      0.05
  Net Realized and Unrealized Losses on Investments          --        --        --        --        --     (0.01)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         0.04      0.04      0.05      0.02      0.05      0.04
Less Distributions:
  From Net Investment Income                              (0.04)    (0.04)    (0.05)    (0.02)    (0.05)    (0.05)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.04)    (0.04)    (0.05)    (0.02)    (0.05)    (0.05)
----------------------------------------------------------------------------------------------------------------------
Capital Contribution                                         --        --        --        --        --      0.01
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                            +4.5%     +4.0%     +4.8%     +1.5%     +5.3%     +5.3%/(d)/
  Net Assets, End of Period (In Millions)                $2,028    $2,036    $1,999    $1,926    $1,924    $1,838
  Ratio of Expenses to Average Net Assets Without
    Waivers, Absorptions and Earnings Credits              0.9%      0.8%*     0.8%      0.9%*     0.9%      0.9%
  Ratio of Expenses to Average Net Assets                  0.6%      0.7%*     0.7%      0.6%*     0.5%      0.5%
  Ratio of Net Investment Income to Average Net Assets     4.4%      5.8%*     4.7%      4.6%*     5.2%      5.2%



STRONG MUNICIPAL MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------

                                                                              Year Ended
                                                      ----------------------------------------------------------------
                                                        Oct. 31,  Oct. 31,  Feb. 29,  Feb. 28,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                              2001    2000/(b)/   2000    1999/(c)/   1998      1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income From Investment Operations:
  Net Investment Income                                    0.03      0.03      0.03      0.03      0.04      0.03
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         0.03      0.03      0.03      0.03      0.04      0.03
Less Distributions:
  From Net Investment Income/(e)/                         (0.03)    (0.03)    (0.03)    (0.03)    (0.04)    (0.03)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.03)    (0.03)    (0.03)    (0.03)    (0.04)    (0.03)
Net Asset Value, End of Period                            $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                            +3.4%     +2.8%     +3.5%     +3.4%     +3.6%     +3.5%
  Net Assets, End of Period (In Millions)                $3,002    $2,746    $2,467    $2,105    $1,871    $1,895
  Ratio of Expenses to Average Net Assets Without
   Earnings Credits                                        0.6%      0.6%*     0.6%      0.6%      0.6%      0.6%
  Ratio of Expenses to Average Net Assets                  0.6%      0.6%*     0.6%      0.6%      0.6%      0.6%
  Ratio of Net Investment Income to Average Net Assets     3.3%      4.2%*     3.4%      3.4%      3.5%      3.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October (Note 1).
(c)  In 1999, the Fund changed its fiscal year-end from October to February.
(d) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 4.5% for the year ended October 31, 1997.
(e)  Tax-exempt for regular federal income tax purposes.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG TAX-FREE MONEY FUND
--------------------------------------------------------------------------

                                                              Period Ended
                                                              ------------
                                                                Oct. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $1.00
Income From Investment Operations:
  Net Investment Income                                            0.03
--------------------------------------------------------------------------
  Total from Investment Operations                                 0.03
Less Distributions:
  From Net Investment Income/(c)/                                 (0.03)
--------------------------------------------------------------------------
  Total Distributions                                             (0.03)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                    $1.00
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
  Total Return                                                    +2.7%
  Net Assets, End of Period (In Millions)                          $125
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Earnings Credits                               0.7%*
  Ratio of Expenses to Average Net Assets                          0.6%*
  Ratio of Net Investment Income to Average Net Assets             2.8%*

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 15, 2000 (inception) to October 31, 2001 (Note 1).
(c)  Tax-exempt for regular federal income tax purposes.


                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Strong Cash Management Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Heritage Money Fund and Strong Investors Money Fund (two of the series constituting Strong Heritage Reserve Series, Inc.), Strong Money Market Fund (a series of Strong Money Market Fund, Inc.), Strong Municipal Money Market Fund, Strong Tax-Free Money Fund and Strong Municipal Advantage Fund (three of the series constituting Strong Municipal Funds, Inc.), and Strong Advantage Fund (a series of Strong Advantage Fund, Inc.), (all seven collectively constituting Strong Cash Management Funds, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 5, 2001

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong

  Willie D. Davis

  Stanley Kritzik

  Neal Malicky

  Marvin E. Nevins

  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board

  Elizabeth N. Cohernour, Vice President and Secretary

  Susan A. Hollister, Vice President and Assistant Secretary

  Dennis A. Wallestad, Vice President

  Thomas M. Zoeller, Vice President

  Gilbert L. Southwell, III, Assistant Secretary

  John W. Widmer, Treasurer

  Rhonda K. Haight, Assistant Treasurer

Investment Advisor

  Strong Capital Management, Inc.

  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.

  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company

  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Capital Management, Inc.

  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP

  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.

  780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT18193-1001

Strong Investments

P.O. Box 2936   |   Milwaukee, WI 53201

www.Strong.com


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com



[STRONG LOGO HERE]

ACASH/WH2970 10/01